                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                            dated as of July 23, 2001

                                      among

                            CATALINA LIGHTING, INC.,

                         CATALINA INTERNATIONAL LIMITED,

                                formerly known as

                           CATALINA INTERNATIONAL PLC,

                 RING LIMITED (formerly known as RING PLC), and

                   THE LENDERS FROM TIME TO TIME PARTY HERETO,
                                       and

                     SUNTRUST BANK as Administrative Agent.

================================================================================

             SUNTRUST EQUITABLE SECURITIES CORPORATION, as Arranger

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I. DEFINITIONS; CONSTRUCTION...........................................6

   SECTION 1.01. DEFINITIONS...................................................6
   SECTION 1.02. ACCOUNTING TERMS AND DETERMINATION...........................37
   SECTION 1.03. OTHER DEFINITIONAL TERMS.....................................37
   SECTION 1.04. EXHIBITS AND SCHEDULES.......................................37
   SECTION 1.05. PLURAL TERMS.................................................37

ARTICLE II. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS..................37

   SECTION 2.01. REVOLVING CREDIT COMMITMENTS.................................37
   SECTION 2.02. DOMESTIC REVOLVING COMMITMENT................................38
   SECTION 2.03. STERLING REVOLVING CREDIT COMMITMENT.........................39
   SECTION 2.04. L/C SUBCOMMITMENTS...........................................40
   SECTION 2.05. NOTICE OF ISSUANCE OF L/C; AGREEMENT TO ISSUE................41
   SECTION 2.06. PAYMENT OF AMOUNTS DRAWN UNDER ANY L/C.......................42
   SECTION 2.07. PAYMENT BY REVOLVING LENDERS.................................44
   SECTION 2.08. OBLIGATIONS ABSOLUTE.........................................44
   SECTION 2.09. INDEMNIFICATION; NATURE OF ISSUING BANKS' DUTIES.............45
   SECTION 2.10. DOMESTIC SWINGLINE SUBCOMMITMENT.............................45
   SECTION 2.11. STERLING SWINGLINE SUBCOMMITMENT.............................46
   SECTION 2.12. REDUCTIONS OF REVOLVING CREDIT COMMITMENTS...................47
   SECTION 2.13. USE OF PROCEEDS..............................................48
   SECTION 2.14. UNLAWFUL FINANCIAL ASSISTANCE................................48

ARTICLE III. TERM A LOANS.....................................................48

   SECTION 3.01. TERM A LOANS.................................................48
   SECTION 3.02. USE OF PROCEEDS..............................................49

ARTICLE IV. TERM B LOANS......................................................49

   SECTION 4.01. TERM B LOANS.................................................49
   SECTION 4.02. USE OF PROCEEDS..............................................49

ARTICLE V. GENERAL LOAN TERMS.................................................49

   SECTION 5.01. DISBURSEMENT OF FUNDS........................................49
   SECTION 5.02. INTEREST ON LOANS............................................50
   SECTION 5.03. INTEREST PERIODS.............................................51
   SECTION 5.04. DEFAULT INTEREST.............................................52
   SECTION 5.05. FEES.........................................................52
   SECTION 5.06. VOLUNTARY PREPAYMENTS OF REVOLVING LOANS.....................53
   SECTION 5.07. VOLUNTARY PREPAYMENTS OF TERM LOANS..........................53
   SECTION 5.08. MANDATORY PREPAYMENTS OF LOANS...............................54
   SECTION 5.09. PAYMENTS, ETC................................................56
   SECTION 5.10. APPORTIONMENT OF PAYMENTS; ALLOCATION OF PROCEEDS
                   FROM COLLATERAL............................................58
   SECTION 5.11. SHARING OF PAYMENTS, ETC.....................................59
   SECTION 5.12. INTEREST RATE NOT ASCERTAINABLE; ETC.........................59
   SECTION 5.13. ILLEGALITY...................................................59
   SECTION 5.14. INCREASED COSTS..............................................60
   SECTION 5.15. LENDING OFFICES..............................................61

   SECTION 5.16. FUNDING LOSSES...............................................61
   SECTION 5.17. ASSUMPTIONS CONCERNING FUNDING OF LIBOR LOANS................61
   SECTION 5.18. CAPITAL ADEQUACY.............................................62
   SECTION 5.19. RIGHT TO REPLACE LENDERS.....................................62
   SECTION 5.20. FAILURE TO PAY IN APPROPRIATE CURRENCY.......................62
   SECTION 5.21. EFFECT OF MONETARY UNION.....................................62

ARTICLE VI. CONDITIONS TO LOANS...............................................63

   SECTION 6.01. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS
                   AGREEMENT..................................................63
   SECTION 6.02. CONDITIONS PRECEDENT TO EACH LOAN AND EACH L/C...............65
   SECTION 6.03. EFFECT OF AMENDMENT AND RESTATEMENT..........................66

ARTICLE VII. REPRESENTATIONS AND WARRANTIES...................................67

   SECTION 7.01. ORGANIZATIONAL EXISTENCE; COMPLIANCE WITH LAW................67
   SECTION 7.02. ORGANIZATIONAL POWER; AUTHORIZATION..........................67
   SECTION 7.03. ENFORCEABLE OBLIGATIONS......................................67
   SECTION 7.04. NO LEGAL BAR.................................................67
   SECTION 7.05. NO MATERIAL LITIGATION.......................................67
   SECTION 7.06. INVESTMENT COMPANY ACT, ETC..................................67
   SECTION 7.07. MARGIN REGULATIONS...........................................68
   SECTION 7.08. COMPLIANCE WITH ENVIRONMENTAL LAWS...........................68
   SECTION 7.09. INSURANCE....................................................68
   SECTION 7.10. NO DEFAULT...................................................68
   SECTION 7.11. NO BURDENSOME RESTRICTIONS...................................68
   SECTION 7.12. TAXES........................................................68
   SECTION 7.13. SUBSIDIARIES.................................................69
   SECTION 7.14. FINANCIAL STATEMENTS.........................................69
   SECTION 7.15. ERISA........................................................69
   SECTION 7.16. PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC...............70
   SECTION 7.17. OWNERSHIP OF PROPERTY........................................71
   SECTION 7.18. INDEBTEDNESS.................................................71
   SECTION 7.19. FINANCIAL CONDITION..........................................71
   SECTION 7.20. LABOR MATTERS................................................71
   SECTION 7.21. PAYMENT OR DIVIDEND RESTRICTIONS.............................71
   SECTION 7.22. REPRESENTATIONS AND WARRANTIES RELATING TO ACCOUNTS..........71
   SECTION 7.23. REPRESENTATIONS AND WARRANTIES RELATING TO INVENTORY.........72
   SECTION 7.24. OWNERSHIP OF STOCK OF THE BORROWERS..........................72
   SECTION 7.25. DISCLOSURE...................................................72
   SECTION 7.26. SUBORDINATION OF SUBORDINATED INDEBTEDNESS...................72

ARTICLE VIII. AFFIRMATIVE COVENANTS...........................................73

   SECTION 8.01. ORGANIZATIONAL EXISTENCE ETC.................................73
   SECTION 8.02. COMPLIANCE WITH LAWS, ETC....................................73
   SECTION 8.03. PAYMENT OF TAXES AND CLAIMS, ETC.............................73
   SECTION 8.04. KEEPING OF BOOKS.............................................73
   SECTION 8.05. VISITATION, INSPECTION, COLLATERAL APPRAISALS AND
                   AUDITS, ETC................................................73
   SECTION 8.06. INSURANCE; MAINTENANCE OF PROPERTIES.........................74
   SECTION 8.07. REPORTING COVENANTS..........................................74
   SECTION 8.08. FINANCIAL COVENANTS..........................................77
   SECTION 8.09. ADDITIONAL CREDIT PARTIES....................................78
   SECTION 8.10. SUBORDINATED DEBT PLACEMENT; EQUITY ISSUANCE.................79
   SECTION 8.11. ACQUISITION FINANCING INDEMNITY..............................79
   SECTION 8.12. HONG KONG REORGANIZATION.....................................79
   SECTION 8.13. MORTGAGE ON TUPELO WAREHOUSE.................................80

ARTICLE IX. NEGATIVE COVENANTS................................................80

   SECTION 9.01.   INDEBTEDNESS...............................................80
   SECTION 9.02.   LIENS......................................................81
   SECTION 9.03.   MERGERS, CONSOLIDATIONS, ACQUISITIONS, SALES, ETC..........82
   SECTION 9.04.   INVESTMENTS, LOANS, ETC....................................82
   SECTION 9.05.   LEASE OBLIGATIONS..........................................83
   SECTION 9.06.   RESTRICTED PAYMENTS........................................83
   SECTION 9.07.   SALE AND LEASEBACK TRANSACTIONS............................83
   SECTION 9.08.   TRANSACTIONS WITH AFFILIATES...............................83
   SECTION 9.09.   ERISA......................................................84
   SECTION 9.10.   ADDITIONAL NEGATIVE PLEDGES................................84
   SECTION 9.11.   LIMITATION ON PAYMENT RESTRICTIONS AFFECTING
                    CONSOLIDATED COMPANIES....................................84
   SECTION 9.12.   CONSOLIDATED CAPITAL EXPENDITURES..........................84
   SECTION 9.13.   CHANGE IN BUSINESS.........................................84
   SECTION 9.14.   MODIFICATION OF CORPORATE NAME, CHARTER, ETC...............84
   SECTION 9.15.   CHANGES RELATED TO SUBORDINATED DEBT.......................85

ARTICLE X. EVENTS OF DEFAULT..................................................85

   SECTION 10.01. PAYMENTS....................................................85
   SECTION 10.02. COVENANTS WITHOUT NOTICE....................................85
   SECTION 10.03. OTHER COVENANTS.............................................85
   SECTION 10.04. REPRESENTATIONS.............................................85
   SECTION 10.05. NON-PAYMENTS OF OTHER INDEBTEDNESS..........................85
   SECTION 10.06. DEFAULTS UNDER OTHER AGREEMENTS.............................85
   SECTION 10.07. BANKRUPTCY..................................................86
   SECTION 10.08. ERISA.......................................................86
   SECTION 10.09. JUDGMENT....................................................86
   SECTION 10.10. CHANGE IN CONTROL;..........................................86
   SECTION 10.11. DEFAULT UNDER OTHER CREDIT DOCUMENTS........................86
   SECTION 10.12. DEFAULT UNDER SUBORDINATED DEBT.............................87
   SECTION 10.13. ATTACHMENTS.................................................87

ARTICLE XI. ADMINISTRATIVE AGENT, ISSUING BANK AND SWING LINE LENDER..........87

   SECTION 11.01. APPOINTMENT OF ADMINISTRATIVE AGENT.........................87
   SECTION 11.02. APPOINTMENT OF ISSUING BANKS................................87
   SECTION 11.03. APPOINTMENT OF SWINGLINE LENDERS............................88
   SECTION 11.04. NATURE OF DUTIES OF ADMINISTRATIVE AGENT, ISSUING
                    BANKS AND SWINGLINE LENDERS...............................88
   SECTION 11.05. LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT, THE
                    ISSUING BANKS AND THE SWINGLINE LENDERS...................88
   SECTION 11.06. CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT, THE ISSUING
                    BANKS AND THE SWINGLINE LENDERS...........................88
   SECTION 11.07. RELIANCE BY ADMINISTRATIVE AGENT, ISSUING BANK AND THE
                    SWINGLINE LENDER..........................................89
   SECTION 11.08. INDEMNIFICATION OF ADMINISTRATIVE AGENT, THE ISSUING
                    BANKS AND THE SWINGLINE LENDERS...........................89
   SECTION 11.09. THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE
                    SWINGLINE LENDERS IN THEIR INDIVIDUAL CAPACITIES..........90
   SECTION 11.10. HOLDERS OF NOTES............................................90
   SECTION 11.11. SUCCESSOR ADMINISTRATIVE AGENT..............................90

ARTICLE XII. MISCELLANEOUS....................................................91

   SECTION 12.01. NOTICES.....................................................91
   SECTION 12.02. AMENDMENTS, ETC.............................................91
   SECTION 12.03. NO WAIVER; REMEDIES CUMULATIVE..............................92
   SECTION 12.04. PAYMENT OF EXPENSES, ETC....................................92

   SECTION 12.05. RIGHT OF SETOFF.............................................93
   SECTION 12.06. BENEFIT OF AGREEMENT........................................93
   SECTION 12.07. EXCHANGE OF NOTES; LOST NOTES...............................94
   SECTION 12.08. GOVERNING LAW; SUBMISSION TO JURISDICTION...................94
   SECTION 12.09. INDEPENDENT NATURE OF LENDERS' RIGHTS.......................95
   SECTION 12.10. COUNTERPARTS................................................95
   SECTION 12.11. SURVIVAL....................................................95
   SECTION 12.12. SEVERABILITY................................................96
   SECTION 12.13. INDEPENDENCE OF COVENANTS...................................96
   SECTION 12.14. CHANGE IN ACCOUNTING PRINCIPLES, FISCAL YEAR OR TAX LAWS....96
   SECTION 12.15. HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT......................96
   SECTION 12.16. MAXIMUM INTEREST RATE.......................................96
   SECTION 12.17. JUDGMENT CURRENCY...........................................96
   SECTION 12.18. DOLLAR EQUIVALENT COMPUTATIONS..............................97
   SECTION 12.19. STERLING EQUIVALENT COMPUTATIONS............................97
   SECTION 12.20. MARKET DISRUPTION...........................................97

Exhibits

Exhibit A     -  Form of Assignment and Acceptance Agreement
Exhibit B     -  Form of Revolving Credit Note
Exhibit C     -  Form of Term A Note
Exhibit D     -  Form of Term B Note
Exhibit E-1   -  Form of Domestic Swingline Note
Exhibit E-2   -  Form of UK Swingline Note
Exhibit F     -  Form of Closing Certificate
Exhibit G     -  Form of Compliance Certificate
Exhibit H     -  Form of Borrowing Base Certificate
Exhibit I     -  Form of Pledged Account Agreement
Exhibit J     -  Form of Domestic Revolving Notice of Borrowing
Exhibit K     -  Form of Domestic Revolving Notice of Conversion/Continuation
Exhibit L     -  Form of Sterling Revolving Notice of Borrowing
Exhibit M     -  Form of Sterling Revolving Notice of Continuation
Exhibit N     -  Form of Sterling Swingline Notice of Borrowing
Exhibit O     -  Form of Domestic Swingline Notice of Borrowing

Schedules

Schedule 1.01 -- Existing L/Cs
Schedule 3.01 -- Term A Loan Amortization
Schedule 4.01 -- Term B Loan Amortization
Schedule 7.05 -- Non-Material Litigation
Schedule 7.08 -- Environmental
Schedule 7.09 -- Insurance
Schedule 7.13 -- Subsidiaries
Schedule 7.15 -- ERISA
Schedule 7.21 -- Payment and Dividend Restrictions
Schedule 7.24 -- Ownership of Stock of the Borrowers
Schedule 9.01 -- Indebtedness
Schedule 9.02 -- Liens
Schedule 9.04 -- Investments
Schedule 9.08 -- Transactions with Affiliates
Schedule 9.10 -- Negative Pledges
Schedule 9.11 -- Payment Restrictions

                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

      THIS THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Agreement") is made and entered into as of July 23, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL LIMITED, FORMERLY KNOWN AS CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Agreement and that hereafter become "Lenders" as provided herein (SunTrust and such other banks and lending institutions, collectively, the "Lenders"), and SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank"), as Domestic Swingline Lender (the "Domestic Swingline Lender"), as UK Issuing Bank (the "UK Issuing Bank"), and as UK Swingline Lender (the "UK Swingline Lender").

                              W I T N E S S E T H:

      WHEREAS, Domestic Borrower and Holdings Borrower entered into that certain Revolving Credit and Term Loan Agreement dated as of July 18, 2000, by and among Domestic Borrower, Holdings Borrower, the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the UK Issuing Bank and the UK Swingline Lender (the "Original Credit Agreement"); and

      WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the UK Issuing Bank and the UK Swingline Lender entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 18, 2000 (the "August 18, 2000 Amendment and Restatement"); and

      WHEREAS, pursuant to the August 18, 2000 Amendment and Restatement Ring Limited (formerly known as Ring PLC) became the Sterling Borrower thereunder; and

      WHEREAS, pursuant to the Original Credit Agreement and the August 18, 2000 Amendment and Restatement, the Lenders established certain credit facilities, subcommitments and commitments; and

      WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the UK Issuing Bank and the UK Swingline Lender entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of September 22, 2000 (the "September 22, 2000 Amendment and Restatement"); and

      WHEREAS, pursuant to the September 22, 2000 Amendment and Restatement, the Lenders amended the August 18, 2000 Amendment and Restatement and (i) established (a) a domestic revolving credit commitment in favor of the Domestic Borrower in the amount of $20,000,000 and (b) a Sterling revolving credit commitment in favor of the Sterling Borrower in the amount of the Sterling Equivalent of $25,000,000 and (ii) maintained outstanding one term loan in the principal amount of (pound)9,934,432.74 (which was, as of July 18, 2000, the Sterling Equivalent of $15,000,000) to the Holdings Borrower and (iii) maintained outstanding one term loan in the amount of $15,000,000 to the Domestic Borrower; and

      WHEREAS, the parties hereto desire to enter into this Agreement to amend and restate the September 22, 2000 Amendment and Restatement to reflect certain changes in the terms and conditions of the September 22, 2000 Amendment and Restatement as more fully set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the UK Issuing Bank and the UK Swingline Lender, agree as follows:

                                   ARTICLE I.

                            DEFINITIONS; CONSTRUCTION

      Section 1.01. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

            "Account Debtor" shall mean any Person who is obligated under an Account.

            "Accounts" shall mean, for any Person, all "accounts" (as defined in the UCC), now or hereafter owned or acquired by such Person or in which such Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts, choses in action and other obligations or indebtedness owing to such Person arising from the sale or lease of goods or other property by it or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction), (b) all of such Person's rights in, to and under all purchase and sales orders for goods, services or other property, and all of such Person's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit),
(c) all monies due to or to become due to such Person under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it (whether or not yet earned by performance on the part of such Person), and (d) all collateral security and guarantees of any kind given by such Person with respect to any of the foregoing, in each case whether now in existence or hereafter arising or acquired.

            "Acquisition" means the July 5, 2000, acquisition by the Holdings Borrower of Ring Limited (formerly known as Ring PLC).

            "Active Subsidiary" shall mean each Subsidiary of the Domestic Borrower that has any assets, liabilities or conducts any business whatsoever.

            "Administrative Agent" shall have the meaning assigned to such term in the opening paragraph hereof.

            "Administrative Agent's Fee" shall mean the "Administrative Agent's Fee" payable by the Borrowers to the Administrative Agent pursuant to the Fee Letter.

            "Administrative Agent's Warrant" shall mean that certain Warrant authorized and issued by the Domestic Borrower to the Administrative Agent to purchase shares of Common Stock of the Company.

            "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

            "Agreement" shall mean this Third Amended and Restated Revolving Credit and Term Loan Agreement, as the same may be amended, restated, supplemented and otherwise modified from time to time.

            "Applicable Base Rate Margin" shall mean, for the period commencing January 1, 2001 and continuing until such time that the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) is less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, 2.00% per annum. If the Leverage Ratio reflected by the annual financial statements required under
Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) becomes less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, then, at such time, the Applicable Base Rate Margin shall mean the applicable percentage per annum determined from the chart set forth below:

                                                 The Applicable Base Rate Margin
             If the Leverage Ratio is:                   For the Loans is:
             -------------------------                   -----------------

         Less than 1.50:1.00                                   0.75%

         Greater than or equal to  1.50:1.00
         but less than 2.00:1.00                               1.00%

         Greater than or equal to  2.00:1.00
         but less than 2.50:1.00                               1.25%

         Greater than or equal to  2.50:1.00
         but less than 3.00:1.00                               1.50%

         Greater than or equal to  3.00:1.00
         but less than 3.50:1.00                               1.75%

         Greater than or equal to 3.50:1.00                    2.00%

Each change in the Applicable Base Rate Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a), or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by
Section 8.07(c), indicating such change; provided, however, that for the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date, the Applicable Base Rate Margin shall be 1.75% per annum. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a), (b), and (c), as applicable, the Applicable Base Rate Margin shall be 2.00% per annum, which shall not include any increase in the Applicable Base Rate Margin contemplated in Section 8.09, until such time as the delinquent financial statements are delivered, at which time the Applicable Base Rate Margin shall be reset as provided above; provided, further, if the Domestic Borrower has not authorized the issuance of additional shares of common stock and reserved for issuance a sufficient number of authorized but unissued shares of common stock, or other securities or property for which the Warrants may be exercisable, to permit the Warrant to be exercised in full by December 31, 2001, the Applicable Base Rate Margin shall be increased by 0.75% per annum (the "Warrant Interest Increase").

            "Applicable Commitment Fee Percentage" shall mean for any period the applicable percentage per annum determined from the chart set forth below based on the Leverage Ratio calculated as of the relevant determination date for the preceding four fiscal quarter period then ending:

                                                The Applicable Commitment
              If the Leverage Ratio is:             Fee Percentage is:
              -------------------------             ------------------

                 Less than 2.50:1.00                       .375%

          Greater than or equal to 2.50:1.00               .50%

Each change in the Applicable Commitment Fee Percentage resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a), or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by
Section 8.07(c), indicating such change; provided, however, that for the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date, the Applicable Commitment Fee Percentage shall be 0.50% per annum. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a), (b), and (c), as applicable, the Applicable Commitment Fee Percentage shall be 0.50% per annum, until such time as the delinquent financial statements are delivered, at which time the Applicable Commitment Fee Percentage shall be reset as provided above.

            "Applicable LIBOR Margin" shall mean, for the period commencing January 1, 2001 and continuing until such time that the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) is less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, 4.75% per annum. If the Leverage Ratio reflected by the annual financial statements required under
Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) becomes less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, then, at such time, the Applicable LIBOR Margin shall mean the applicable percentage per annum determined from the chart set forth below:

                                                 The Applicable LIBOR Margin For
                If the Leverage Ratio is:                 the Loans is:
                -------------------------                 -------------

         Less than 1.50:1.00                                   1.75%

         Greater than or equal to 1.50:1.00
         but less than 2.00:1.00                               2.00%

         Greater than or equal to 2.00:1.00
         but less than 2.50:1.00                               2.25%

         Greater than or equal to 2.50:1.00
         but less than 3.00:1.00                               2.50%

         Greater than or equal to 3.00:1.00
         but less than 3.50:1.00                               2.75%

         Greater than or equal to 3.50:1.00                    3.00%

Each change in the Applicable LIBOR Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a), or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by
Section 8.07(c), indicating such change; provided, however, that for the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date, the Applicable LIBOR Margin shall be 2.75% per annum. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a), (b), and (c), as applicable, the Applicable LIBOR Margin shall be 4.75% per annum, which shall not include any increase in the Applicable LIBOR Margin contemplated in Section 8.09, until such time as the delinquent financial statements are delivered, at which time the Applicable LIBOR Margin shall be reset as provided above; provided, further, if the Domestic Borrower has not authorized the issuance of additional shares of common stock and reserved for issuance a sufficient number of authorized but unissued shares of common stock, or other securities or property for which the Warrants may be exercisable, to permit the Warrant to be exercised in full by December 31, 2001, the Applicable Base Rate Margin shall be increased by the Warrant Interest Increase.

            "Arranger" shall mean SunTrust Equitable Securities Corporation.

            "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit A.

            "Bankruptcy Code" shall mean any of the United States Bankruptcy Code of 1978 (11 USC ss. 1 et seq.), as amended and in effect from time to time.

            "Base Rate" shall mean the higher of (x) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum and
(y) the rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time; provided that any change in the Base Rate shall be effective as of the date of such change. The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate.

            "Base Rate Loan" shall mean a Loan made or outstanding as a portion of the Domestic Revolving Loans or Domestic Swingline Loans, bearing interest based on the Base Rate.

            "Borrower Representative" shall mean (i) the Domestic Borrower, or
(ii) such other Borrower appointed by the Borrowers to replace the Domestic Borrower and of whose appointment the Borrowers shall have given prior written notice to the Administrative Agent and the Lenders.

            "Borrowers" shall have the respective meaning assigned to such term in the opening paragraph of this Agreement.

            "Borrowing" shall mean the borrowing, continuation or conversion by any Borrower of Loans of one Type and made pursuant to the same tranche of commitments (e.g. the Revolving Credit Commitments, (including the Sterling Revolving Credit Commitments and the Domestic Revolving Credit Commitments), the Term A Loan Commitments or the Term B Loan Commitments), and if such Loans are LIBOR Loans, concurrently having the same Interest Period (except as otherwise provided in Sections 5.13(b) and 5.14) or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

            "Borrowing Availability" shall mean, at any time, (i) the Borrowing Limit less (ii) the sum of (x) the principal amount of all outstanding Domestic Revolving Loans, Domestic Swingline Loans, L/C Obligations, (y) the Dollar Equivalent (determined as of the most recent Determination Date) of the outstanding principal amount of all Sterling Revolving Loans and Sterling Swingline Loans and (z) the Dollar Equivalent (determined as of the most recent Determination Date) of the Whitewash Reserve; provided, however, that for purposes of determining Borrowing Availability, only 50% of Eligible Trade L/C's and only 50% of NatWest L/C No. 502707, which backs Eligible Trade L/C's issued by NatWest shall be included in L/C Obligations.

            "Borrowing Base" shall mean, at any time, the sum of (a) up to 80% of Eligible Accounts, plus (b) up to 50% of Eligible Inventory, plus (c) cash on deposit in an account with SunTrust or on deposit in an account with one other bank or financial institution located in England, so long as such accounts are subject to Pledged Account Agreements. After the occurrence and during the continuation of an Event of Default the Administrative Agent shall have the right to adjust advance rates from those set forth above in the exercise of its commercially reasonable judgement.

            "Borrowing Base Certificate" shall mean a certificate of a Senior Officer of the Domestic Borrower, substantially in the form of Exhibit H.

            "Borrowing Base Parties" shall mean the Domestic Borrower and each of its Domestic Subsidiaries that are Credit Parties, Holdings Borrower and the Sterling Borrower and each of its UK Subsidiaries that are Credit Parties.

            "Borrowing Limit" shall mean, at any time, the lesser of (i) the aggregate principal amount of the Revolving Credit Commitments at such time and
(ii) the Borrowing Base as reported in the Borrowing Base Certificate most recently delivered to the Administrative Agent pursuant to Section 8.07(e).

            "Business Day" shall mean (i) with respect to any Borrowing, payment or rate selection of LIBOR Loans, a day (other than a Saturday or Sunday) (a) on which banks generally are open in Atlanta, Georgia for the conduct of substantially all of their commercial lending activities, and (b) on which dealings in US Dollars and Sterling are carried on in the London interbank and foreign exchange markets and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Atlanta, Georgia and London for the conduct of substantially all of their commercial lending activities.

            "Canadian Revolver" shall mean that certain credit facility by and between the Catalina Lighting Canada (1992) Inc./ Lumieres Catalina Canada,
(1992) Inc. and National Bank of Canada, dated as of April 17, 1996 as amended, restated, supplemented or otherwise modified from time to time.

            "Capital Lease Obligations" of any Person shall mean all obligations of such Person under leases that are required to be classified and accounted for as capital lease obligations under GAAP.

            "Cash Collateral Account" shall mean a cash collateral account established by the Domestic Issuing Bank and/or the Sterling Issuing Bank for deposit of cash collateral to secure the L/C Obligations, which account shall be designated as the Cash Collateral Account and shall be subject to the sole dominion and control of the applicable Issuing Bank.

            "Casualty" means any act or occurrence of any kind or nature that results in damage, loss or destruction to any Collateral.

            "Catalina Industrial" shall mean Catalina Industrial, Ltd., a corporation organized under the laws of Hong Kong.

            "Change in Control" shall mean and be deemed to occur on the earliest of, and upon any subsequent occurrence of: (a) with respect to the Holdings Borrower, Domestic Borrower ceasing to own (both legally and beneficially) and control beneficially and of record, one hundred percent of the capital stock of the Holdings Borrower, (b) with respect to the Sterling Borrower, the Holdings Borrower ceasing to own and control ninety four and twenty-nine one hundredths percent (94.29%) of the ordinary share capital of the Sterling Borrower and seventy-three and ninety-eight one hundredths percent (73.98%) of the convertible preference share capital of the Sterling Borrower, and (c) with respect to the Domestic Borrower (i) any Person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof, other than Sun

Catalina Holdings, LLC or its Affiliates, shall own and control, beneficially and of record thirty (30%) of the issued and outstanding voting Stock of the Domestic Borrower, or (ii) a majority of the seats (except in the case of any vacancy for 30 days or less resulting from the death or resignation of any director of the Domestic Borrower) on the board of directors of the Domestic Borrower shall at any time be occupied by persons who were neither (A) nominated by the board of directors of the Domestic Borrower nor (B) appointed by the board of directors so nominated.

            "Closing Date" shall mean the date on or before July 23, 2001, on which the conditions set forth in Section 6.01 and Section 6.02 are satisfied or waived in accordance with Section 12.02.

            "Code" means The City Code on Takeovers and Mergers issued by the Panel.

            "Collateral" shall mean all tangible and intangible personal property of any Credit Party that is the subject of a Lien granted pursuant to a Credit Document to the Administrative Agent for the benefit of the Lenders to secure the whole or any part of the Obligations, and shall include without limitation all Net Casualty/Insurance Proceeds with respect to any of the foregoing.

            "Collateral Documents" shall mean, collectively, the Security Agreements, the Pledge Agreements, the Trademark Security Agreements, the Patent Security Agreement, the Mortgage Debenture (Holdings Borrower), the Perfection Certificate, the Intercompany Notes, the Pledged Account Agreements, the Tupelo Warehouse Mortgage Documents, all other instruments and agreements now or hereafter securing the whole or any part of the Obligations, all UCC-1 financing statements, stock powers, stock certificates and all other documents, instruments, agreements and certificates executed and delivered by any Credit Party to the Administrative Agent on behalf of the Lenders in connection with the foregoing.

            "Commitment" shall mean, for any Lender, its Revolving Credit Commitment (including its interest in the Domestic Revolving Credit Commitment, the Domestic L/C Subcommitment, the Foreign Currency L/C Subcommitment, the Domestic Swingline Subcommitment, the Sterling Revolving Credit Commitment and the Sterling Swingline Subcommitment), its Term A Loan Commitment or its Term B Loan Commitment, as the context may require, and the term "Commitments" shall mean, collectively, the Revolving Credit Commitments of all Revolving Lenders, the Domestic L/C Subcommitment of the Domestic Issuing Bank, the Foreign Currency L/C Subcommitment of the UK Issuing Bank, the Domestic Swingline Subcommitment of the Domestic Swingline Lender and the Sterling Swingline Subcommitment of the UK Swingline Lender, the Term A Loan Commitments of all Term A Lenders and the Term B Loan Commitments of all Term B Lenders.

            "Condemnation" means any taking of title, of use, or of any other property interest under the exercise of the power of eminent domain, whether temporarily or permanently, by any Governmental Authority or by any Person acting under Governmental Authority.

            "Condemnation Award" means any and all judgments, awards of damages (including, but not limited to, severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection, with, any Condemnation or threatened Condemnation.

            "Consolidated Adjusted EBITDA" shall mean (a) for any period ending after the last day of the fourth Fiscal Quarter of Fiscal Year 2002, Consolidated EBITDA, and (b) for any period ending on or prior to the last day of the fourth Fiscal Quarter of Fiscal Year 2002, Consolidated EBITDA, plus the following (to the extent deducted in determining Consolidated Net Income for such period and not added back pursuant to the definition of Consolidated EBITDA):

            (i) for the periods ending on the last day of the last Fiscal Quarter of Fiscal Year 2001 and Fiscal Year 2002, up to $250,000 for payments under the non compete agreement with William C. Stewart;

            (ii) for the period beginning June 30, 2001 and ending September 30, 2001, the transaction fees and expenses of the Domestic Borrower in connection with the transactions contemplated hereby, and by the Sun Catalina Subordinated Note Purchase Agreement, Sun Catalina Stock Purchase Agreement and the SunTrust Subordinated Note Purchase Agreement to the extent that such fees and expenses are not capitalized under GAAP; and

            (iii) charges and expenses recorded pursuant to the Termination Agreements and Separation Agreements to the extent that such charges and expenses are not capitalized under GAAP.

            "Consolidated Amortization" shall mean, for any period, amortization expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

            "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of expenditures of the Consolidated Companies for the acquisition or leasing pursuant to capital leases of fixed or capital assets or additions to property, plants and equipment including, but not limited to, replacements, capitalized repairs and improvements) which should be capitalized under GAAP consistently applied. Notwithstanding the foregoing, expenditures attributable to replacement items shall be included net of any proceeds from the disposal of the item that was replaced.

            "Consolidated Companies" shall mean, collectively the Domestic Borrower and all of its Subsidiaries that are or are required to be, consolidated in accordance with GAAP, and "Consolidated Company" shall mean, individually, the Domestic Borrower or any of such Subsidiaries.

            "Consolidated Depreciation" shall mean, for any period, depreciation expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

            "Consolidated EBITDA" shall mean for any period determined on a consolidated basis in accordance with GAAP, (a) Consolidated Net Income (Loss) for such period, plus (b) to the extent deducted in determining Consolidated Net Income, (i) consolidated income taxes determined in accordance with GAAP for such period (ii) Consolidated Interest Expense for such period, (iii) Consolidated Depreciation for such period, (iv) Consolidated Amortization for such period, and (v) other non-cash charges determined on a consolidated basis in accordance with GAAP.

            "Consolidated Excess Cash Flow" shall mean, for any Fiscal Year, Consolidated Adjusted EBITDA (A) minus the sum of (i) Consolidated Interest Expense paid in cash for such Fiscal Year, (ii) principal payments made on Consolidated Total Debt (including voluntary and mandatory prepayments of Consolidated Total Debt made during such Fiscal Year), (iii) Consolidated Tax Expense for such Fiscal Year, (iv) Consolidated Capital Expenditures made during
(a) Fiscal Year 2002 up to $3,750,000 (b) during Fiscal Year 2003 up to $4,000,000, (v) fees paid to Sun Capital Partners Management, LLC, (vi) payments made pursuant to Termination Agreements and Separation Agreements, (vii) payment of any deferred Ring Preferred Dividends, and (viii) additional cash payments made by Ring under its pension scheme in an amount not to exceed (pound)1,100,000.00, (B) plus or minus (i) extraordinary gains and/or losses and
(ii) changes in Consolidated Working Capital from the last day of the prior Fiscal Year to the last day of such Fiscal Year.

            "Consolidated Interest Expense" shall mean, for any period, all interest expense of the Consolidated Companies (including without limitation, interest expense attributable to capitalized leases in accordance with GAAP), all capitalized interest, all commissions, discounts and other fees and charges owed with respect to bankers acceptance financing, and total interest expense (whether shown as interest expense or as loss and expenses on sale of receivables) under a receivables purchase facility determined on a consolidated basis in accordance with GAAP.

            "Consolidated Net Income (Loss)" shall mean for any period the net income (or loss) of the Consolidated Companies determined on a consolidated basis in accordance with generally accepted accounting principles, excluding (i) extraordinary items, (ii) any equity interest of the Consolidated Companies in the unremitted earnings of any Person not a Subsidiary and (iii) the income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary or is merged into a Consolidated Company or such Person's assets are acquired by any of the Consolidated Companies.

            "Consolidated Tax Expense" shall mean, for any period, cash taxes relating to income paid by the Consolidated Companies during such period.

            "Consolidated Total Debt" shall mean, as of the date of determination thereof, (a) without duplication, the sum of all Indebtedness of the Consolidated Companies described in clause (a) through clause (e), and clauses (g), (h) and (i) of the definition of Indebtedness set forth herein, including but not limited to, all obligations under the Credit Documents, less
(ii) fifty percent (50%) of aggregate L/C Obligations of Eligible Trade L/Cs.

            "Consolidated Working Capital" shall mean, as of any date, an amount equal to the current assets of the Consolidated Companies as of such date (excluding cash and cash equivalents), less the current liabilities of the Consolidated Companies as of such date (excluding current maturities of the Obligations), in each case, determined on a consolidated basis in accordance with GAAP.

            "Contractual Obligation" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

            "Credit Documents" shall mean, collectively, this Agreement, the Notes, the Intercompany Notes, the Collateral Documents, the Senior Subordination Agreement, the Junior Subordination Agreement, the Guaranty Agreements, the Post-Closing Agreement, all Notices of Borrowing, Notices of Conversion/Continuation, all Borrowing Base Certificates, the Fee Letter, the Syndication Agreement, the Nat West L/C Applications, all letter of credit applications and any and all other instruments, agreements, documents and writings executed in connection herewith.

            "Credit Party" shall mean any Borrower and any Guarantor (including all Persons that are currently Guarantors and all Persons who may at any time in the future become Guarantors).

            "Currency Contracts" shall mean any forward contracts, futures contracts, foreign exchange contracts, currency swap agreements, and other similar agreements and arrangements entered into by any Consolidated Company designed to protect any Consolidated Company against fluctuations in foreign exchange rates.

            "Default" shall mean any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

            "Default Rate" shall have the meaning assigned to such term in
Section 5.04.

            "Determination Date" means with respect to the Term A Loan, which is a Sterling Loan, and any Sterling Revolving Loan, Sterling Swingline Loan and any Foreign Currency L/C Obligation:

            (a) in connection with any new extension of credit, the Business Day which is the earlier of the date such credit is extended or the date the rate is set, as applicable;

            (b) in connection with the continuation of a Borrowing into a new Interest Period, the Business Day which is the earlier of the date such Borrowing is continued or the date the rate is set, as applicable; or

            (c) the date of any reduction of the Revolving Credit Commitments pursuant to the terms of Article II; and

            (d) such additional dates, not more frequently than once a month, as may be determined by the Administrative Agent.

            "Dollar" and "US Dollar" and the sign "$" shall mean lawful money of the United States of America.

            "Dollar Equivalent" shall mean, with respect to an amount denominated in Sterling, the amount of Dollars that would be required to purchase the amount of Sterling on the date two Business Days prior to such Determination Date, based upon the spot selling rate at which the Administrative Agent offers to sell Sterling for Dollars in the interbank foreign exchange market in New York, New York at approximately 10:00 a.m. (New York, New York time) for delivery two Business Days later.

            "Domestic Borrower" shall have the meaning assigned to such term in the opening paragraph to this Agreement.

            "Domestic Borrower Pledge Agreement" shall mean the Pledge Agreement (Domestic Borrower), dated as of the Original Closing Date pursuant to which the Domestic Borrower pledges (i) 100% of the Stock of certain of its Domestic Subsidiaries, and (ii) all Intercompany Notes owing to or held by it, to secure the Obligations, as amended, restated, supplemented or otherwise modified from time to time.

            "Domestic Borrower Security Agreement" shall mean the Security Agreement (Domestic Borrower) dated as of the Original Closing Date by the Domestic Borrower and each Domestic Subsidiary of the Borrower in favor of the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

            "Domestic Borrower Share Pledge" shall mean the Share Pledge (Domestic Borrower) dated as of the Original Closing Date, between the Domestic Borrower and the Administrative Agent, pursuant to which the Domestic Borrower pledges 66% of the Stock of the Holdings Borrower to secure the Obligations, and pursuant to which the Domestic Borrower pledges 34% of the Stock of the Holdings Borrower to secure the Sterling Obligations, as amended, restated, modified or otherwise supplemented from time to time.

            "Domestic Facing Fee" shall have the meaning assigned to such term in Section 5.05(d).

            "Domestic Issuing Bank" shall have the meaning assigned to such term in the opening paragraph hereof.

            "Domestic L/Cs" shall mean, collectively (i) the letters of credit issued in Dollars pursuant to Section 2.04 hereof by the Domestic Issuing Bank for the account of the Domestic Borrower pursuant to the Domestic L/C Subcommitment, and (ii) the Existing Domestic L/Cs, and "Domestic L/C" shall mean any one of them.

            "Domestic L/C Exposure" shall mean, with respect to each Domestic Revolving Lender, the aggregate outstanding amount of all Domestic L/C Obligations multiplied by such Domestic Revolving Lender's Pro Rata Share of the Domestic Revolving Credit Commitments.

            "Domestic L/C Obligations" shall mean the sum of (a) the maximum aggregate amount available to be drawn (assuming the conditions for drawing thereunder have been met) under all outstanding Domestic L/Cs on such date of determination, plus (b) the aggregate amount of all drawings under Domestic L/Cs honored by the Domestic Issuing Bank but not theretofore reimbursed by the Domestic Borrower on such date of determination.

            "Domestic L/C Subcommitment" shall mean the commitment of the Domestic Issuing Bank established pursuant to Section 2.04(a) as a subfacility of the Domestic Revolving Credit Commitment to issue Domestic L/Cs on behalf of the Domestic Borrower in an aggregate face amount not to exceed $3,000,000.

            "Domestic Obligations" shall mean all amounts owing to the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender or any other Lender by the Domestic Borrower or its Domestic Subsidiaries pursuant to the terms of this Agreement and all other Credit Documents including, without limitation, all Loans (other than the Sterling Loans) and Domestic L/C Obligations (including all principal and interest payments due thereunder), all fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities and obligations, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extension, modifications or refinancings thereof.

            "Domestic Revolving Borrowing" shall mean a Borrowing consisting or to consist of Domestic Revolving Loans.

            "Domestic Revolving Loan" shall mean, for any Domestic Revolving Lender, a revolving loan made to the Domestic Borrower by such Domestic Revolving Lender under its Domestic Revolving Credit Commitment pursuant to
Section 2.02 or 2.06.

            "Domestic Revolving Notes" shall mean promissory notes by the Domestic Borrower payable to the order of each Domestic Revolving Lender, in substantially the form of Exhibit B, evidencing the Domestic Revolving Loans made to the Domestic Borrower by such Domestic Revolving Lender pursuant to its Domestic Revolving Credit Commitment, either as originally executed or as they may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

            "Domestic Revolving Notice of Borrowing" shall have the meaning assigned to such term in Section 2.02(c), in the form of Exhibit J attached.

            "Domestic Revolving Notice of Conversion/Continuation" shall have the meaning assigned to such term in Section 2.02(d), in the form of Exhibit K attached.

            "Domestic Revolving Credit Commitment" shall mean, at any time for any Domestic Revolving Lender, the commitment of such Domestic Revolving Lender established pursuant to Section 2.01 and 2.02 to make Domestic Revolving Loans to the Domestic Borrower and to purchase participations in the Domestic L/Cs, and the Domestic Swingline Loans.

            "Domestic Revolving Credit Commitment Amount" shall mean, for any Domestic Revolving Lender, the "Domestic Revolving Credit Commitment Amount" set forth under such Domestic Revolving Lender's name on the signature pages to this Agreement, or with respect to any Person becoming a Domestic Revolving Lender after the Closing Date, the "Domestic Revolving Credit Commitment Amount" assigned to such Person in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.12, any assignment thereof pursuant to Section 12.06, or any amendment thereof pursuant to Article II. Domestic Revolving Credit Commitment Amount for all Lenders shall be $21,400,000, as such amount may be reduced pursuant to Section 2.12.

            "Domestic Revolving Lenders" shall mean all Lenders that have agreed to make, or that hold, any Domestic Revolving Loans.

            "Domestic Subsidiary" shall mean any Subsidiary of the Domestic Borrower that is organized under the laws of a jurisdiction in the United States.

            "Domestic Subsidiary Guaranty" shall mean the Subsidiary Guaranty Agreement (Domestic Subsidiary) dated as of the Original Closing Date executed by each Domestic Subsidiary pursuant to which the Domestic Subsidiaries shall guarantee the Obligations, as amended, restated, supplemented or otherwise modified from time to time.

            "Domestic Swingline Exposure" shall mean, for any Domestic Revolving Lender, the outstanding principal amount of the Domestic Swingline Loans multiplied by such Domestic Revolving Lender's Pro Rata Share of the Domestic Revolving Credit Commitments.

            "Domestic Swingline Lender" shall have the meaning set forth in the opening paragraph hereof.

            "Domestic Swingline Loan" shall mean a swingline loan made by the Domestic Swingline Lender to the Domestic Borrower under the Domestic Swingline Subcommitment pursuant to Section 2.10.

            "Domestic Swingline Note" shall mean the promissory note by the Domestic Borrower payable to the order of the Domestic Swingline Lender, in substantially the form of Exhibit E-1, evidencing the Domestic Swingline Loans, either as originally executed or as they may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

            "Domestic Swingline Notice of Borrowing" shall have the meaning assigned to such term in Section 2.10(c).

            "Domestic Swingline Subcommitment" shall mean the commitment of the Domestic Swingline Lender to make Domestic Swingline Loans to the Domestic Borrower in an aggregate principal amount not to exceed $3,000,000, and the commitments of the Domestic Revolving Lenders to purchase participations in such Domestic Swingline Loans which commitments are established pursuant to Section
2.10 as a subcommitment of the Domestic Revolving Credit Commitments.

            "Dormant Subsidiary" shall mean each Subsidiary of the Domestic Borrower or the Sterling Borrower that has no assets, no liabilities and does not conduct business in any way.

            "Eligible Accounts" shall mean all Accounts of the Borrowing Base Parties other than any Account of the Borrowing Base Parties:

            (a) that does not arise from the sale of goods or the performance of services in the ordinary course of its business;

            (b) upon which (i) the right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) any Borrowing Base Party is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

            (c) that is owed by an Account Debtor to which any Borrowing Base Party is indebted in any way, or which is subject to any defense, right of setoff or counterclaim by the Account Debtor that is not in the ordinary course of business, but only to the extent of such indebtedness, defense, setoff or counterclaim;

            (d) (i) that is not a bona fide, valid and enforceable obligation of the Account Debtor, (ii) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason or (iii) that is subject to any customer dispute, if the amount in dispute is larger than 20% of the invoice amount for such account;

            (e) with respect to which an invoice has not been sent or is not subject to an electronic order and receipt;

            (f) that is not owned solely by a Borrowing Base Party;

            (g) that is subject to any right, claim, interest or lien of another Person, other than a Lien in favor of the Administrative Agent or any holder of Subordinated Debt;

            (h) that is the obligation of an Account Debtor:

            (i) that is the United States of America or any department, agency, public corporation or other instrumentality thereof, unless the Administrative Agent has agreed to the contrary in writing and all required procedures for the effective collateral assignment of such Account under the Federal Assignment of Claims Act of 1940, as amended, and any other steps necessary to perfect the Administrative Agent's Lien in such Account, have been complied with to the Administrative Agent's satisfaction;

            (ii) that (A) is uninsured and (B) either (i) does not maintain its chief executive office in the United States, the United Kingdom or another member of the European Union, (ii) is not organized under the laws of the United States, the United Kingdom the European Union or any state or other political subdivision thereof, or (iii) is the government of any foreign country or sovereign state or any state, province, municipality or other political subdivision thereof, or of any department, agency, public corporation or other instrumentality thereof, unless such Account is secured by a letter of credit acceptable to the Administrative Agent;

            (iii) that is an Affiliate, director, officer or employee of a Borrowing Base Party, other than an entity that is an Affiliate of Sun Catalina Holdings, LLC; provided, in no event shall any one Account for any Account Debtor that is an Affiliate of Sun Catalina Holdings, LLC exceed 10% of the net amount of all Accounts and in no event shall the aggregate amount of all Accounts for Account Debtors that are Affiliates of Sun Catalina Holdings, LLC exceed 30% of the net amount of all Accounts; provided, further, that upon the request of the Administrative Agent, Borrowers shall supply to Administrative Agent a report of all Accounts for such Account Debtors that are Affiliates of Sun Catalina Holdings, LLC listing the percentage of the net amount of all Accounts that each such Account comprises; or

            (iv) with whom a Borrowing Base Party has any agreement or understanding for discounts or deductions from the Account only to the extent of such discount or deduction, except for discounts or allowances which are made in the ordinary course of business for prompt payment or volume purchases and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account;

            (i) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

            (j) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed 15% of the net amount of all Accounts, to the extent of such excess, other than Accounts for which the Account Debtor is Home Depot, Inc., Wal-Mart, Inc., Lowes, Inc., Focus/Do It All, Kmart, Staples, Office Depot, or Kingfisher Ltd. and its subsidiaries;

            (k) that is in default; provided, that an Account shall be deemed in default if (i) the Account is not paid within the lesser of 90 days from its due date or 130 days from its original invoice date; (ii) the Account Debtor obligated on such Account suspends business, becomes insolvent, files a petition for bankruptcy, makes a general assignment for the benefit of creditors, or fails to pay its debts generally as they come due; (iii) a petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other national, state or provincial receivership, insolvency relief or other law or laws for the relief of debtors or (iv) a receiver or trustee for the Account Debtor or any of its assets is appointed;

            (l) that is the obligation of an Account Debtor for whom 50% or more of the Accounts upon which such Account Debtor is obligated are not Eligible Accounts;

            (m) that arises from any bill-and-hold arrangement or other arrangement for the sale of goods which remain in the possession or control of any Borrowing Base Party;

            (n) as to which the Administrative Agent does not have a first-priority perfected security interest;

            (o) with respect to which any of the representations, warranties, covenants, and agreements contained in the Credit Documents are not true and correct; or

            (p) that represents interest payments or service charges owing to any Borrowing Base Party;

provided, that the Administrative Agent shall have the right to create and adjust eligibility standards from time to time in its commercially reasonable credit judgment.

            "Eligible Assignee" shall mean (i) a commercial bank or savings and loan association and having total assets in excess of $500,000,000; (ii) a finance company, insurance company or other financial institution, lender or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of at least $500,000,000; (iii) any Lender or any Affiliate of any Lender; or (iv) any other Person consented to by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, by the Borrower Representative (such approval by the Administrative Agent or the Borrower Representative not to be unreasonably withheld or delayed and such approval to be deemed given by the Borrower Representative if no objection is received by the assigning Lender and the Administrative Agent from the Borrower Representative within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower Representative); provided however, that no Borrower nor any Affiliate of any Borrower shall qualify as an Eligible Assignee.

            "Eligible Inventory" shall mean all Inventory including discontinued items net of writedown, of the Borrowing Base Parties other than Inventory of the Borrowing Base Parties that:

            (a) consists of work-in-process (including, without limitation, raw materials, supplies, packaging);

            (b) is not owned solely by such Borrowing Base Party or that is subject to any right, claim, interest or Lien of another Person, other than a Lien in favor of the Administrative Agent or any holder of Subordinated Debt;

            (c) is (i) not located in the United States or Puerto Rico, in the case of Inventory of the Domestic Borrower and its Domestic Subsidiaries that are Credit Parties, or not located in the United Kingdom in the case of Inventory of the Sterling Borrower and its UK Subsidiaries that are Credit Parties; (ii) not located on real property owned by the Domestic Borrower or one of its Domestic Subsidiaries unless, if such property is leased by the Domestic Borrower or one of its Domestic Subsidiaries, the landlord thereof, and any bailee, warehouseman or similar party that will be in possession of such Inventory, has executed and delivered to the Administrative Agent an agreement in favor of the Administrative Agent, in form and substance acceptable to the Administrative Agent, waiving any lien or other rights that such person may hold in regard to the property of the Domestic Borrower or any such Domestic Subsidiary located on such premises and containing such other provisions as the Agent may require or (iii) is located at any site if the aggregate book value of all Inventory of any such Borrowing Base Party at such location is less than $50,000;

            (d) is in transit and is covered by an insurance policy for which the Administrative Agent is not named as the loss payee and additional insured, as applicable;

            (e) is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to the Administrative Agent with all necessary endorsements;

            (f) is obsolete, unsalable, shopworn, seconds, damaged, unfit for further processing, is of substandard quality or is not of good and merchantable quality, free from any defects;

            (g) consists of used items held for resale, goods that have been returned by the buyer and are saleable in the ordinary course of business, or other goods that are not of a type held for sale in the ordinary course of such Borrowing Base Party's business;

            (h) does not meet all standards imposed by any Governmental Authority, including with respect to its production, acquisition or importation (as the case may be);

            (i) is placed on consignment with another Person or is held by any Borrowing Base Party on consignment from another Person, or has been sent to a subcontractor by any Borrowing Base Party;

            (j) is held for rental or lease by or on behalf of any Borrowing Base Party;

            (k) is produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in 29 USC ss. 215 or any successor statute or section;

            (l) with respect to which any of the representations, warranties, covenants, and agreements contained in the Credit Documents are not true and correct; or

            (m) is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties (other than any licensing, patent, trademark, trade name and copyright agreement with Westinghouse), unless the license, agreement or other appropriate agreement has been assigned to the Administrative Agent;

provided, that the Administrative Agent shall have the right to create and adjust eligibility standards from time to time in its commercially reasonable credit judgment.

            "Eligible Trade L/Cs" shall mean trade letters of credit that secure the obligation of any Borrowing Base Party to purchase Inventory, the terms of which letters of credit must require as conditions of payment under such letters of credit (i) that the Inventory subject to such letter of credit be inspected by such Borrowing Base Party or Borrowing Base Party's agent prior to shipping, and (ii) that such Inventory be accepted by such Borrowing Base Party or Borrowing Base Party's agent; provided, however, until the one hundred twentieth day after the Closing Date all trade letters of credit shall be Eligible Trade L/Cs.

            "Environmental Laws" shall mean all federal, state, provincial, local and other foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, including without limitation those relating to (a) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (b) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (c) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U. S. C. ss. 7401 et seq.), (ii) the Clean Water Act (33 U. S. C. ss. 1251 et seq.), (iii) the Resource Conservation and Recovery Act (42 US C. ss. 6901 et seq.), (iv) the Toxic Substances Control Act (15 USC ss. 2601 et seq.), and (v) the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 US C. ss. 9601 et seq.).

            "Equipment" shall mean all equipment, machinery, apparatus, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description now or hereafter used in the business operations of any Credit Party or now or hereafter owned by any Credit Party or in which any Credit Party now or hereafter has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

            "ERISA Affiliate" shall mean, with respect to any Person, each trade or business (whether or not incorporated) that is considered to be a single employer with such Person within the meaning of the Tax Code and the regulations promulgated thereunder.

            "Euro" or "Euros" means the single currency of the participating member states of the European Union as constituted by the Treaty on European Union and as referred to in the EMU legislation.

            "Event of Default" shall have the meaning provided in Article X.

            "Existing Domestic L/Cs" shall mean the letters of credit listed on
Schedule 1.01 issued for the account of the Domestic Borrower by the Domestic Issuing Bank prior to the Original Closing Date.

            "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

            "Fee Letter" shall mean that certain Fee Letter, dated July 23, 2001, executed by SunTrust and the Borrowers.

            "Fees" shall mean, collectively, the Revolving Credit Commitment Fee, the L/C Fees, the Facing Fees, the Administrative Agent's Fee, the Upfront Fee and each other fee referred to in the Fee Letter.

            "Finance Parties" means the Administrative Agent, the Lenders and the Arranger.

            "Fiscal Month" shall mean a fiscal month of the Domestic Borrower.

            "Fiscal Quarter" shall mean a fiscal quarter of the Domestic
Borrower.

            "Fiscal Year" shall mean a fiscal year of the Domestic Borrower.

            "Fixed Charge Coverage Ratio" shall mean for any period, the ratio of (a) the greater of (i) Consolidated Adjusted EBITDA minus Consolidated Capital Expenditures, minus Consolidated Tax Expense paid during such period, and (ii) zero, to (b) Consolidated Interest Expense (excluding non-cash interest) paid during such period plus Consolidated Total Debt (excluding L/Cs, payments made under the Revolving Loans, payments made under Canadian Revolver and payments made under the Hong Kong Revolver) and Capital Leases plus Ring Preferred Dividends paid in cash during such period, in each case measured for the four Fiscal Quarter period ending on such date of determination, or if such date of determination is not the last day of any Fiscal Quarter, then ending immediately prior to such date of determination; provided that for purposes of determining the Fixed Charge Coverage Ratio, Consolidated Capital Expenditures shall specifically exclude the Permitted Hong Kong Capital Expenditures.

            "Foreign Currency L/Cs" shall mean, collectively, the letters of credit issued in Freely Available Foreign Currencies pursuant to Section 2.04 hereof by the UK Issuing Bank for the account of the Sterling Borrower pursuant to the Foreign Currency L/C Subcommitment, and "Foreign Currency L/C" shall mean any one of them.

            "Foreign Currency L/C Exposure" shall mean, with respect to each Sterling Revolving Lender, the aggregate outstanding amount of all Foreign Currency L/C Obligations multiplied by such Sterling Revolving Lender's Pro Rata Share of the Sterling Revolving Credit Commitments.

            "Foreign Currency L/C Obligations" shall mean the sum of (a) the maximum aggregate amount available to be drawn (assuming the conditions for drawing thereunder have been met) under all outstanding Foreign Currency L/Cs on the date of determination, plus (b) the aggregate amount of all drawings under Foreign Currency L/Cs honored by the UK Issuing Bank but not theretofore reimbursed by the Sterling Borrower on such date of determination.

            "Foreign Currency L/C Subcommitment" shall mean the commitment of the UK Issuing Bank established pursuant to Section 2.04(b) as a subfacility of the Sterling Revolving Credit Commitment to issue Foreign Currency L/Cs for the account of the Sterling Borrower in an aggregate face amount not to exceed the Sterling Equivalent of $20,000,000.

            "Foreign Plan" shall mean any pension, profit sharing, deferred compensation, or other employee benefit plan, program or arrangement maintained by any Foreign Subsidiary which, under applicable local law, is required to be funded through a trust or other funding vehicle.

            "Foreign Subsidiary" shall mean shall mean any Subsidiary of the Domestic Borrower that is organized under the laws of a jurisdiction other than one of the fifty states of the United States or the District of Columbia.

            "Freely Available Foreign Currencies" shall mean, at any time, Sterling, Dollars and any other currency, but shall not include Euros, that is determined by the Administrative Agent and the UK Issuing Bank to be freely available to financial institutions on foreign exchange markets in New York and London at such time.

            "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

            "Go-Gro Industries" shall mean Go-Gro Industries Limited, a corporation organized and incorporated under the laws of Hong Kong.

            "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

            "Governmental Authority" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the FDIC, the Comptroller of the Currency, the Federal Reserve Board or the London Stock Exchange, any central bank or any comparable authority or the Securities and Exchange Commission) or any court or any arbitrator with authority to bind a party at law.

            "Guarantor" shall mean each Person now or hereafter party to a Guaranty Agreement and their respective successors and permitted assigns.

            "Guaranty" shall mean any contractual obligation, contingent or otherwise, of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received. The amount of any guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Guaranty Agreements" shall mean the Holdings Borrower Guaranty, the Sterling Borrower Guaranty, the Parent Guaranty, the Domestic Subsidiary Guaranty and the UK Subsidiary Guaranty, and each other Guaranty of any of the Obligations now or hereafter executed, as each may be amended, restated, supplemented or otherwise modified.

            "Hazardous Substances" shall mean any substance (a) the presence of which requires notification, investigation or remediation under any Environmental Law, (b) which is defined as a "hazardous waste", "hazardous material", "hazardous substance", "pollutant" or "contaminant" under any Environmental Law, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, (42 USC ss. 9601 et seq.),
(c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any Governmental Authority under any Environmental Law, (d) which contains petroleum (including, without limitation, crude oil or any fraction thereof), petroleum hydrocarbons or other volatile organic compounds, polychlorinated biphenyls
(PCBs) or asbestos or urea formaldehyde foam insulation, or (e) which contains or remits radioactive particles, waves or material, including, without limitation, radon gas.

            "Holdings Borrower" shall have the meaning set forth in the opening paragraph to this Agreement.

            "Holdings Borrower Guaranty" shall mean the Guaranty, dated as of the Original Closing Date, by the Holdings Borrower pursuant to which the Holdings Borrower guarantees the Sterling Borrower Obligations, as amended, restated supplemented or otherwise modified from time to time.

            "Holdings Borrower Obligations" shall mean all amounts owing to the Administrative Agent and the Lenders by the Holdings Borrower pursuant to the terms of this Agreement and all other Credit Documents, including without limitation the principal of and accrued and unpaid interest on all Term A Loans and all Fees, expenses, indemnification and reimbursement payments, payable by the Holdings Borrower, in each case whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder.

            "Hong Kong" shall mean the Hong Kong Special Administrative Region of the People's Republic of China.

            "Hong Kong Group" shall mean (i) prior to the Hong Kong Reorganization, the Consolidated Companies that are organized under the laws of Hong Kong or the People's Republic of China and are Subsidiaries of either Catalina Industrial or Trade World, and (ii) after the Hong Kong Reorganization, the Consolidated Companies that are organized under the laws of Hong Kong or the People's Republic of China and are Subsidiaries of Go-Gro Industries.

            "Hong Kong Reorganization" shall mean the proposed reorganization of Catalina Industrial, Trade World Industrial, Catalina Asia and Go-Gro Industries according to the Plan of Reorganization adopted on May 8,

2000. Said Plan of Reorganization is pursuant to Section 368(a)(1)(D) of the Internal Revenue code of 1986, as amended. The Plan calls for the purchase/transfer of the assets of Catalina Industrial, Trade World Industrial and Catalina Asia in exchange for cash/stock of Go-Gro Industries. After the exchange, Catalina Industrial and Trade World Industrial will distribute all Go-Gro Industries stock received to Domestic Borrower and then dissolve. Domestic Borrower will then own 100% of Go-Gro Industries at the completion of the Plan.

            "Hong Kong Revolver" shall mean that certain working capital facility by and between the Go-Gro Industries and Standard Chartered Bank, dated as of July 17, 2000, as amended, restated, supplemented or otherwise modified from time to time.

            "Hong Kong Share Pledge" shall mean (i) prior to the Hong Kong Reorganization, the Share Pledge dated as of the Original Closing Date, between the Domestic Borrower and the Administrative Agent, pursuant to which the Domestic Borrower pledges 66% of the Stock of Trade World Industrial and Catalina Industrial to secure the Obligations, and pursuant to which the Domestic Borrower also pledges the remaining 34% of the Stock of Trade World Industrial and Catalina Industrial to secure the Sterling Obligations, and (ii) after the Hong Kong Reorganization, the Share Pledge referred to in clause (i) above as amended such that the Domestic Borrower pledges 66% of the Stock of Go-Gro Industries to secure the Obligations and also pledges the remaining 34% of the Stock of Go-Gro Industries to secure the Sterling Obligations, as further amended, restated, supplemented or otherwise modified from time to time.

            "Indebtedness" of any Person shall mean, without duplication (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, drafts, bankers' acceptances or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable that are not past due by more than ninety (90) days and other obligations accrued in the ordinary course of business and earn-outs or similar arrangements), (d) all obligations of such Person under leases required to be capitalized under GAAP, (e) all obligations or liabilities of others secured by any Lien upon property of such Person whether or not such obligation or liability is assumed, (f) all obligations of such Person under Interest Rate Contracts or Currency Contracts, (g) all obligations of such Person in respect of letters of credit (including all contingent reimbursement obligations, whether or not any draws under such letters of credit have been presented for payment) and all drafts, bankers acceptances or similar instruments issued in connection therewith, (h) all Guaranties of Indebtedness of the type described in clauses (a) through (g) of this definition of Indebtedness, (i) the aggregate development, construction and acquisition cost of property leased to such Person pursuant to a Synthetic Lease and all obligations of such Person with respect to asset securitization programs, and (j) without duplication, all obligations and liabilities of such Person that are required by GAAP to be shown as liabilities on a balance sheet of such Person (other than reserves required under GAAP).

            "Intercompany Note" shall have the meaning assigned to such term in
Section 9.01(h).

            "Interest Period" shall have the meaning set forth in Section 5.03.

            "Interest Rate Contracts" shall mean any forward contracts, futures contracts, interest rate exchange agreements, interest rate cap agreements, interest rate collar agreements, and other similar agreements and arrangements entered into by any Consolidated Company designed to protect any Consolidated Company against fluctuations in interest rates, which agreements and arrangements shall be valued on a mark to market basis in accordance with GAAP.

            "Inventory" shall mean, for any Person, all "inventory" (as defined in the UCC) now or hereafter owned or acquired by such Person or in which such Person now or hereafter has or acquires any rights, wherever located, and, in any event, including inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

            "Investment" shall mean, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any other Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

            "Issuing Bank" shall mean the Domestic Issuing Bank or the UK Issuing Bank and "Issuing Banks" shall mean collectively, the Domestic Issuing Bank and the UK Issuing Bank.

            "Junior Hong Kong Share Pledges" shall mean (i) prior to the Hong Kong Reorganization, those certain share pledges between Domestic Borrower and Subordinated Noteholders, dated as of the Closing Date, pursuant to which the Domestic Borrower pledges 66% of the voting Stock of Trade World Industrial and Catalina Industrial and 100% of the non-voting Stock of Trade World Industrial and Catalina Industrial of to secure the Subordinated Debt, and (ii) after the Hong Kong Reorganization, those certain Share Pledges referred to in clause (i) above as amended such that Domestic Borrower pledges 66% of the voting Stock of Go-Gro Industries and 100% of the non-voting Stock of Go-Gro Industries to secure the Subordinated Debt.

            "Junior Subordination Agreement" shall mean that certain Junior Subordination Agreement, dated as of the Closing Date, by and among the Lenders and the Agent as the "Senior Lenders", the Subordinated Noteholders, as the "Subordinated Noteholders", and Management, as amended, restated, supplemented or modified from time to time.

            "L/Cs" shall mean, collectively, the Domestic L/Cs and the Foreign Currency L/Cs, and "L/C" shall mean any one of them.

            "L/C Exposure" shall mean the sum of the Domestic L/C Exposure plus the Dollar Equivalent of the Foreign Currency L/C Exposure.

            "L/C Fees" shall have the meaning set forth in Section 5.05(c) and
(d).

            "L/C Obligations" shall mean the sum of the Domestic L/C Obligations plus the Dollar Equivalent of the Foreign Currency L/C Obligations.

            "Lenders" shall have the meaning set forth in the opening paragraph of this Agreement.

            "Lenders' Warrant" shall mean that certain Lenders' Warrant authorized and issued by the Domestic Borrower to the Lenders to purchase shares of common Stock of the Domestic Borrower.

            "Lending Office" shall mean, for each Lender, the office that such Lender may designate in writing from time to time to the Borrower Representative and the Administrative Agent with respect to each Type of Borrowing.

            "Leverage Ratio" shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt to (b) Consolidated Adjusted EBITDA measured for the four Fiscal Quarter period ending on such date of determination, or if such date of determination is not the last day of any Fiscal Quarter, then ending immediately prior to such date of determination.

            "LIBOR" shall mean, for any Borrowing of Loans having a specified Interest Period:

            (a) with respect to a Borrowing of Domestic Revolving Loans or Term B Loans, (x) the offered rate for deposits in US Dollars for a period comparable to the Interest Period and in an amount comparable to the Administrative Agent's portion of such Borrowing, appearing on the display designated as Page 3750 of the Telerate Service (or such other page on that service or such other service designated by the British Banker's

Association for the display of such Association's Interest Settlement Rates for Dollar deposits) as of 11:00 a.m. London, England time on the day that is two Business Days prior to the first day of the Interest Period or if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, however, that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period or would not adequately reflect the cost to the Lenders of making, funding or maintaining their Domestic Revolving Loans or Term B Loans, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. (Atlanta, Georgia time) for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the LIBOR Loan of the Administrative Agent.

            (b) with respect to a Borrowing of Sterling Revolving Loans or Term A Loans, (x) the offered rate for deposits in Sterling for a period comparable to the Interest Period and in an amount comparable to the Administrative Agent's portion of such Borrowing, appearing on the display designated as Page 3750 of the Telerate Service (or such other page on that service or such other service designated by the British Banker's Association for the display of such Association's Interest Settlement Rates for Sterling deposits) as of 11:00 a.m. (London, England time) on the first day of the Interest Period or if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, however, that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period or would not adequately reflect the cost to the Lenders of making, funding or maintaining their Sterling Revolving Loans or Term A Loans, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Sterling are offered to the Administrative Agent on first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. (Atlanta, Georgia time) for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the LIBOR Loan of the Administrative Agent; in any case, plus, a percentage sufficient to compensate the Lenders for the cost of complying with any reserve, liquidity and/or special deposit requirements of the Bank of England directly or indirectly affecting the maintenance of funding of such Borrowing.

            "LIBOR Loan" shall mean a Loan bearing interest based on LIBOR.

            "Lien" shall mean any mortgage, pledge, security interest, lien, charge, hypothecation, assignment, deposit arrangement, title retention, preferential right, trust or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement and the filing of a financing statement under the UCC (excluding precautionary filings or financing statements under the Uniform Commercial Code which cover property that is made available to or used by a Consolidated Company pursuant to the terms of a lease that is not a Capital Lease or a Synthetic Lease).

            "Loans" shall mean, collectively, the Domestic Revolving Loans, the Domestic Swingline Loans, the Sterling Loans, and the Term B Loans and "Loan" shall mean any one of them.

            "London Stock Exchange" means the London Stock Exchange PLC.

            "Management" shall mean Robert Hersh, Nathan Katz, Dean Rappaport and David Sasnett.

            "Management Services Contract " shall mean that certain Management Services Contract by and between Domestic Borrower and Sun Capital Partners Management, LLC, as in effect on the Closing Date.

            "Margin Cap" shall have the meaning assigned to such term in Section 5.04.

            "Margin Regulations" shall mean Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

            "Material Foreign Subsidiary" shall mean each Foreign Subsidiary of the Domestic Borrower, now existing or hereafter acquired, that at any time during the term of this Agreement, owns or acquires total assets having a book value in excess of $5,000,000.

            "Materially Adverse Effect" shall mean any materially adverse change in, or material adverse effect upon, (i) the business, results of operations, financial condition, assets, liabilities or prospects of the Domestic Borrower or of the Consolidated Companies taken as a whole, (ii) the ability of any Credit Party to perform its obligations under the Credit Documents, (iii) the rights and remedies of the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender under any Credit Document, (iv) the legality, validity or enforceability of any Credit Documents, or (v) the creation, attachment, perfection or priority of any Lien granted pursuant to any Collateral Document.

            "Maximum Permissible Rate" shall mean, with respect to interest payable in any amount, the rate of interest on such amount that, if exceeded, could under any applicable law or regulation, result in (i) similar criminal penalties being imposed on any Lender or (ii) any Lender being unable to enforce payment of (or if collected, to retain) all or part of such amount or the interest payable thereon.

            "Mortgage Debenture (Holdings Borrower)" shall mean the Mortgage Debenture (Holdings Borrower) dated as of the Original Closing Date, between the Holdings Borrower and the Administrative Agent, pursuant to which the Holdings Borrower charged all of its assets (including all issued and outstanding share capital of Sterling Borrower owned by Holdings Borrower) to secure the Sterling Obligations, as amended, restated, modified or otherwise supplemented from time to time.

            "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

            "NatWest L/C's" shall mean those certain Letters of Credit issued by SunTrust in favor of National Westminster Bank PLC ("NatWest") described as follows: (a) L/C No. F 502707 in the original amount of (pound)8,000,000 (the Sterling Equivalent of $11,912,000), as of August 18, 2000), as it may be reduced, relating to letters of credit issued by NatWest on behalf of the Sterling Borrower and (b) L/C No. F 502708 in the original amount of (pound)5,000,000 (the Sterling Equivalent of $7,445,000, as of August 18, 2000), as it may be reduced, relating to NatWest overdraft and foreign exchange facilities and a guarantee issued by NatWest on behalf of the Sterling Borrower.

            "NatWest L/C Applications" shall mean those certain Applications and Agreements for Standby Irrevocable Letters of Credit relating to the Nat West L/C's dated as of August 18, 2000 entered into by Catalina International Limited, formerly known as Catalina International PLC and Ring Limited (formerly known as Ring PLC) and guaranteed by Catalina Lighting, Inc. delivered to SunTrust.

            "Net Cash Proceeds" shall mean, (a) with respect to any sale or disposition by any Consolidated Company of any of its assets, the gross amount of cash proceeds received by such Consolidated Company (including any cash proceeds received from time to time as payments for the deferred purchase price of such assets or as principal payments on any promissory notes or other instruments made or issued to such Consolidated Company in payment of such assets) less the amount of all commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and paid by Consolidated Company in cash in connection therewith to (i) any Person that is not an Affiliate of any of the Consolidated Companies and (ii) Sun Capital Partners Management, LLC pursuant to and in accordance with the Management Services Contract, (b) all Net Casualty/Insurance Proceeds, and (c) with respect to the issuance by the Domestic Borrower of any Stock or debt securities, the gross proceeds received by the Domestic Borrower from such issuance less the amount of all underwriting discounts and commissions and other reasonable costs, fees and expenses paid by the Domestic Borrower in cash in connection therewith to any Person that is not an Affiliate.

            "Net Casualty/Insurance Proceeds" when used with respect to any Condemnation Awards or insurance proceeds allocable to the Collateral, means the gross proceeds from any Casualty or Condemnation remaining after payment of all expenses (including attorney's fees incurred in collection of such gross proceeds).

            "Non-Core UK Share Pledge" shall mean the share pledges between Sterling Borrower and the Subordinated Noteholders, dated as of the Closing Date, pursuant to which the Sterling Borrower pledges the Stock of each of Lancer Products Limited, a corporation organized under the laws of England and Wales (Registered in England No. 1358125), Grove Products (Caravan Accessories) Limited, a corporation organized under the laws of England and Wales (Registered in England No. 1148888), P H Products Limited, a corporation organized under the laws of England and Wales (Registered in England No. 3344286), Arctic Products Limited, a corporation organized under the laws of England and Wales (Registered in England No. 1582704), Van Line Limited, a corporation organized under the laws of England and Wales (Registered in England No. 1601077), Lighten Point Corporation Europe Limited, a corporation organized under the laws of England and Wales (Registered in England No. 1457632), BMAC Limited, a corporation organized under the laws of England and Wales (Registered in England No. 226513) to secure the Subordinated Debt.

            "Notes" shall mean, collectively, the Revolving Notes, the Swingline Notes and the Term Notes.

            "Obligations" shall mean all Domestic Obligations and all Sterling Obligations.

            "Original Closing Date" shall mean July 18, 2000.

            "Panel" means The English Panel on Takeovers and Mergers.

            "Parent Guaranty" shall mean the Parent Guaranty, dated as of the Original Closing Date, by the Domestic Borrower pursuant to which the Domestic Borrower guarantees the Sterling Obligations, as amended, restated supplemented or otherwise modified from time to time.

            "Patent Security Agreements" shall mean, collectively, (i) that certain Collateral Assignment and Security Agreement (Patents), dated as of the Original Closing Date, by and between the Domestic Borrower and the Administrative Agent, and (ii) each other Collateral Assignment and Security Agreement (Patents), by and between any Credit Party and the Administrative Agent, each as amended, restated, supplemented or otherwise modified from time to time.

            "Payment Office" shall mean (i) with respect to the Administrative Agent, the office of the Administrative Agent specified as its "Payment Office" on the signature page of the Administrative Agent to this Agreement, or such other location as to which the Administrative Agent shall have given written notice to the Borrower Representative and the other Lenders and (ii) with respect to the UK Swingline Lender, the office of the UK Swingline Lender specified as its "Payment Office" on the signature page of the UK Swingline Lender to this Agreement, or the Assignment and Acceptance Agreement to which the UK Swingline Lender is a party, or such other location as to which the UK Swingline Lender shall have given written notice to the Borrower Representative and the other Lenders, and (iii) with respect to the Domestic Swingline Lender, the office of the Domestic Swingline Lender specified as its "Payment Office" on the signature page of the Domestic Swingline Lender to this Agreement, or the Assignment and Acceptance Agreement to which the Domestic Swingline Lender is a party, or such other location as to which the Domestic Swingline Lender shall have given written notice to the Borrower Representative and the other Lenders.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

            "Perfection Certificate" shall mean that certain certificate dated as of even date herewith, setting forth the corporate names, chief executive office or principal places of business and other current locations of the Credit Parties and such other information as the Administrative Agent deems reasonably pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Administrative Agent, and duly executed by an officer of each Credit Party.

            "Permitted Hong Kong Capital Expenditures" shall mean the actual Capital Expenditures of the Hong Kong Group during the Calendar Year ending December 31, 2000 and during the Calendar Year ending December 31, 2001, provided, however, Permitted Hong Kong Capital Expenditures shall not include any Capital Expenditures of the Hong Kong Group in an amount in excess of $5,000,000 for the Calendar Year ending December 31, 2000 or $5,000,000 for the Calendar Year ending December 31, 2001.

            "Permitted Liens" shall mean those Liens expressly permitted by
Section 9.02.

            "Person" shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

            "Plan" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits, but shall exclude any Foreign Plan.

            "Pledge Agreements" shall mean the Domestic Borrower Pledge Agreement, the Hong Kong Pledge Agreement, the Mortgage Debenture (Holdings Borrower) and any other pledge agreement executed by any Credit Party in favor of the Administrative Agent.

            "Pledged Account Agreement" shall mean a Pledged Account Agreement, substantially in the form of Exhibit I, among a depository bank at which a Borrowing Base Party has a deposit account, a Borrowing Base Party and the Administrative Agent, as amended, restated, modified or otherwise supplemented from time to time.

            "Post-Closing Agreement" shall mean the Post-Closing Agreement, dated as of the date hereof, among Borrowers, the Administrative Agent, the Lenders, the Domestic Swingline Lender, the UK Swingline Lender, the Domestic Issuing Bank, and the UK Issuing Bank.

            "Pro Forma Balance Sheet" means the consolidated balance sheet of the Consolidated Companies as of the Original Closing Date after giving pro forma effect to the Acquisition and the transactions contemplated by the Original Credit Agreement.

            "Projections" mean the Domestic Borrower's (a) balance sheet, (b) profit and loss statement, and (c) cash flow statement, all prepared based on a consolidated basis for the Consolidated Companies and otherwise consistent with the historical financial statements of the Domestic Borrower together with appropriate supporting details and a statement of underlying assumptions. The Projections shall include future payments of known contingent liabilities reflected on the Pro Forma Balance Sheet and reflect projections for the five year period beginning on June 30, 2000 on a year by year basis.

            "Pro Rata Share" shall mean (i) with respect to the Domestic Revolving Credit Commitment of each Domestic Revolving Lender, each Dollar Loan to be made by, each Domestic L/C Obligation and Domestic Swingline Loan to be participated in by, and each payment (including without limitation, each payment of principal, interest or fees) to be made to each Domestic Revolving Lender with respect thereto, the percentage designated as such Domestic Revolving Lender's Pro Rata Share of the Domestic Revolving Credit Commitments set forth under the name of such Domestic Revolving Lender on the respective signature page for such Domestic Revolving Lender to this Agreement, or with respect to any Person becoming a Domestic Revolving Lender after the Closing Date, the "Pro Rata Share" set forth in the Assignment and Acceptance Agreement executed by such Person as assignee, as the same may be increased or decreased from time to time as a result of any assignment thereof pursuant to Section 12.06 or any amendment thereof pursuant to Section 12.02, (ii) with respect to the Sterling Revolving Credit Commitment of each Sterling Revolving Lender, each Sterling Loan to be made by, each Sterling L/C Obligation and Sterling Swingline Loan to be participated in by and each payment (including without limitation, each payment of principal, interest or fees) to be made to each Sterling Revolving Lender with respect thereto the percentage designated as such Sterling Revolving Lender's Pro Rata Share of the Sterling Revolving Credit Commitments set forth under the name of such Sterling Revolving Lender on the respective signature page for such Sterling Revolving Lender to this Agreement, or with respect to any Person becoming a Sterling Revolving Lender after the Closing Date, the "Pro Rata Share" set forth in the Assignment and Acceptance Agreement executed by such Person as assignee, as the same may be increased or decreased from time to time as a result of any assignment thereof pursuant to
Section 12.06 or any amendment thereof pursuant to Section 12.02, (iii) with respect to the Term A Loan Commitment of each Term A Lender, the Term A Loans to be made by each Term A Lender, and each payment (including, without limitation, each payment of principal, interest or fees) to be made to each Term A Lender with respect thereto, the percentage designated as such Term A Lender's Pro Rata Share of the Term A Loan Commitment as set forth under the name of such Term A Lender on the respective signature page for such Term A Lender to this Agreement or, with respect to any Person becoming a Term A Lender after the Closing Date, the Pro Rata Share of the Term A Loans set forth in the Assignment and Acceptance Agreement executed by such Person as assignee, as the same may be increased or decreased from time to time as a result of any assignment thereof pursuant to Section 12.06 or any amendment thereof pursuant to Section 12.02,
(iv) and with respect to the Term B Loan Commitment of each Term B Lender, the Term B Loans to be made by each Term B Lender, and each payment (including, without limitation, each payment of principal, interest or fees) to be made to each Term B Lender with respect thereto, the percentage designated as such Term B Lender's Pro Rata Share of the Term B Loan Commitment as set forth under the name of such Term B Lender on the respective signature page for such Term B Lender to this Agreement or, with respect to any Person becoming a Term B Lender after the Closing Date, the Pro Rata Share of the Term B Loans set forth in the Assignment and Acceptance Agreement executed by such Person as assignee, as the same may be increased or decreased from time to time as a result of any assignment thereof pursuant to Section 12.06 or any amendment thereof pursuant to Section 12.02.

            "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the Closing date, by and among the Lenders, Sun Catalina Holdings, LLC, SunTrust Banks, Inc. and the Domestic Borrower.

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

            "Required Lenders" shall mean (i) at any time on or prior to the Revolving Credit Termination Date, Lenders holding more than 50% of the sum of aggregate principal amount of all Domestic Revolving Credit Commitments and all Sterling Revolving Credit Commitments and the aggregate outstanding principal amount of the Term Loans; and (ii) at any time after the Revolving Credit Termination Date, Lenders holding more than 50% of the aggregate outstanding principal amount of all Loans (including the aggregate outstanding amount of participations in Swingline Loans) and the aggregate outstanding amount of participations in L/C Obligations; provided, that for purposes of this definition of "Required Lenders", any Lender that fails to fund any Loan or any participation in a Domestic L/C or Sterling L/C or a Swingline Loan, without providing notice to the Administrative Agent that in its determination one or more of the conditions precedent to such funding has not been met, shall be deemed to have no Commitments and no outstanding Loans unless and until the earlier to occur of (x) all other Obligations have been paid in full, (y) such failure to fulfill its Obligations to fund is cured and (z) the Obligations shall have been declared or shall have immediately become due and payable and all Commitments have been terminated.

            "Requirement of Law" for any Person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Restricted Payment" shall have the meaning set forth in Section
9.06.

            "Reuters Screen" shall mean, when used in connection with any designated page for LIBOR, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

            "Revolving Credit Commitment" shall mean, at any time for any Lender, the sum of such Lender's Domestic Revolving Credit Commitment and its Sterling Revolving Credit Commitment.

            "Revolving Credit Commitment Amount" shall mean, for any Lender, the "Revolving Credit Commitment Amount" set forth under such Lender's name on the signature pages to this Agreement, or with respect to any Person becoming a Revolving Lender after the Closing Date, the "Revolving Credit Commitment Amount" assigned to such Person in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to
Article II, any assignment thereof pursuant to Section 12.06, or any amendment thereof pursuant to Section 12.02.

            "Revolving Credit Commitment Fee" shall have the meaning assigned to such term in Section 5.05(b).

            "Revolving Credit Notes" shall mean the Sterling Revolving Notes and the Domestic Revolving Notes.

            "Revolving Credit Termination Date" shall mean the earlier of (i) December 31, 2003, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

            "Revolving Lenders" shall mean all Lenders that have Revolving Credit Commitments, are owed Revolving Loans or have purchased participations in the L/C Obligations or the Swingline Loans.

            "Revolving Loan" shall mean a Domestic Revolving Loan or a Sterling Revolving Loan, as the case may be.

            "Ring Preferred Dividends" shall mean dividends payable after the Closing Date in accordance with the organizational documents of the Sterling Borrower to the holders of the preference shares of the Sterling Borrower as such documents are in effect on the Closing Date.

            "Sale-Leaseback Transaction" shall mean a financing transaction whereby a Borrower or a Subsidiary sells one or more of its assets to a financial institution and leases back, as lessee such assets.

            "Security Agreements" means the Domestic Borrower Security Agreement, the UK Security Agreement, and any other agreement pursuant to which any Credit Party grants a security interest to the Administrative Agent or its designee.

            "Senior Officer" shall mean any one of the following of the Domestic Borrower, regardless of title: the chief executive officer, the chief operating officer, the chief financial officer or the treasurer.

            "Senior Subordination Agreement" shall mean that certain Senior Subordination Agreement, dated as of the date hereof, by and among the Lenders and the Agent as the "Senior Lenders" and the Subordinated Noteholders, as the "Subordinated Noteholders", as amended, restated, supplemented or modified from time to time.

            "Separation Agreements" shall mean, collectively, (i) that certain Separation Agreement, dated as of the date hereof, by and between Domestic Borrower and Nathan Katz; and (ii) that certain Separation Agreement, dated as of the date hereof, by and between Domestic Borrower and Dean Rappaport, in each case as amended, restated, supplemented or otherwise modified from time to time.

            "Shares" means 21,521,298 ordinary shares in the capital of the Sterling Borrower together with 6,590,592 convertible preference shares in the capital of the Sterling Borrower.

            "Sterling" or "(pound)" shall mean the lawful money of the United Kingdom of Great Britain and Northern Ireland.

            "Sterling Borrower" shall mean Ring Limited, a limited company organized under the laws of England and Wales (Registered in England No. 29796), and its successor and assigns.

            "Sterling Borrower Group" shall mean the Sterling Borrower and its Subsidiaries.

            "Sterling Borrower Guaranty" shall mean the Guaranty to be entered into by the Sterling Borrower in accordance with Section 8.09(c) pursuant to which the Sterling Borrower guarantees the Holdings Borrower Obligations, as amended, restated, supplemented or otherwise modified from time to time.

            "Sterling Borrower Obligations" shall mean all amounts owing to the Administrative Agent, the Sterling Revolving Lenders, the UK Issuing Bank and the UK Swingline Bank by the Sterling Borrower pursuant to the terms of this Agreement and all other Credit Documents including without limitation the principal of and accrued and unpaid interest on all Sterling Revolving Loans, Sterling Swingline Loans and all Fees, expenses, indemnification and reimbursement payments, payable by the Sterling Borrower, in each case whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder.

            "Sterling Borrowing" shall mean a Borrowing consisting or to consist of Sterling Loans.

            "Sterling Equivalent" shall mean, with respect to any amount in Dollars or any Freely Available Foreign Currency, as applicable, the amount in Sterling that could be purchased with such amount of Dollars or any Freely Available Foreign Currency, as applicable, using the foreign exchange rate(s) specified in the definition of the term "Dollar Equivalent", as determined by the Administrative Agent.

            "Sterling Loans" shall mean, collectively, the Sterling Revolving Loans, Sterling Swingline Loans and Term A Loans.

            "Sterling L/Cs" shall mean, collectively, the letters of credit issued in Sterling pursuant to Section 2.04 hereof by the UK Issuing Bank for the account of the Sterling Borrower pursuant to the Sterling L/C Subcommitment, and "Sterling L/C" shall mean any one of them.

            "Sterling L/C Exposure" shall mean, with respect to each Sterling Revolving Lender, the aggregate outstanding amount of all Sterling L/C Obligations multiplied by such Sterling Revolving Lender's Pro Rata Share of the Sterling Revolving Credit Commitments.

            "Sterling L/C Obligations" shall mean the sum of (a) the maximum aggregate amount available to be drawn (assuming the conditions for drawing thereunder have been met) under all outstanding Sterling L/Cs on the date of determination, plus (b) the aggregate amount of all drawings under Sterling L/Cs honored by the UK Issuing Bank but not theretofore reimbursed by the Sterling Borrower on such date of determination.

            "Sterling L/C Subcommitment" shall mean the commitment of the UK Issuing Bank established pursuant to Section 2.04(b) as a subfacility of the Sterling Revolving Credit Commitment to issue Sterling L/Cs for the account of the Sterling Borrower in an aggregate face amount not to exceed the Sterling Equivalent of $20,000,000.

            "Sterling Notes" shall mean the Sterling Revolving Notes, the Sterling Swingline Note, and the Term A Notes.

            "Sterling Obligations" shall mean the Sterling Borrower Obligations and the Holdings Borrower Obligations; provided that, in relation to the definition of UK Subsidiary Guaranty it shall not incorporate the Holdings Borrower Obligations until such time as Section 8.09(c) has been complied with.

            "Sterling Revolving Borrowing" shall mean a Borrowing consisting or to consist of Sterling Revolving Loans.

            "Sterling Revolving Credit Commitment" shall mean, at any time for any Sterling Revolving Lender, the commitment of such Sterling Revolving Lender established pursuant to Section 2.01 and 2.03 to make Sterling Revolving Loans to the Sterling Borrower and to purchase participations in the Sterling L/Cs and the Sterling Swingline Loans.

            "Sterling Revolving Credit Commitment Amount" shall mean, for any Sterling Revolving Lender, the "Sterling Revolving Credit Commitment Amount" set forth under such Sterling Revolving Lender's name on the signature pages to this Agreement, or with respect to any Person becoming a Sterling Revolving Lender after the Closing Date, the "Sterling Revolving Credit Commitment Amount" assigned to such Person in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.12, any assignment thereof pursuant to Section 12.06, or any amendment thereof pursuant to Article II. Sterling Revolving Credit Commitment Amount for all Lenders shall be the Sterling Equivalent of $23,600,000, as such amount may be reduced pursuant to Section 2.12.

            "Sterling Revolving Lender" shall mean all Sterling Lenders that have agreed to make, or that hold, any Sterling Revolving Loan.

            "Sterling Revolving Loan" shall mean, for any Sterling Revolving Lender, a revolving loan made in Sterling by such Sterling Revolving Lender to the Sterling Borrower under its Sterling Revolving Credit Commitment pursuant to
Section 2.03 or Section 2.06.

            "Sterling Revolving Notes" shall mean the promissory notes, one by the Sterling Borrower payable to the order of each Sterling Revolving Lender, in substantially the form of Exhibit B, evidencing the Sterling Revolving Loans made by such Sterling Revolving Lender to the Sterling Borrower pursuant to the Sterling Revolving Credit Commitment, either as originally executed or as they may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

            "Sterling Revolving Notice of Borrowing" shall have the meaning assigned to such term in Section 2.03(c), in the form of Exhibit L attached.

            "Sterling Revolving Notice of Continuation" shall have the meaning assigned to such term in Section 2.03(d), in the form of Exhibit M attached.

            "Sterling Revolving Commitment Amount" shall mean the Sterling Equivalent of $23,600,000, as such amount may be reduced pursuant to Section 2.12.

            "Sterling Swingline Exposure" shall mean, for any Lender, the outstanding principal amount of the Sterling Swingline Loans multiplied by such Lender's Pro Rata Share of the Sterling Revolving Credit Commitments.

            "Sterling Swingline Loan" shall mean a swingline loan made by the UK Swingline Lender to the Sterling Borrower under the Sterling Swingline Subcommitment pursuant to Article II.

            "Sterling Swingline Note" shall mean the promissory note by the Sterling Borrower payable to the order of the UK Swingline Lender, in substantially the form of Exhibit E-2, evidencing the Sterling Swingline

Loans, either as originally executed or as they may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

            "Sterling Swingline Notice of Borrowing" shall have the meaning assigned to such term in Section 2.11(c), in the form of Exhibit N attached.

            "Sterling Swingline Subcommitment" shall mean the commitment of the UK Swingline Lender to make Sterling Swingline Loans to the Sterling Borrower in an aggregate principal amount not to exceed the Sterling Equivalent of $3,000,000, and the commitments of the Sterling Revolving Lenders to purchase participations in such Sterling Swingline Loans which commitment of the UK Swingline Lender and the commitments of the Sterling Revolving Lenders are established pursuant to Section 2.11 as a subcommitment of the Sterling Revolving Credit Commitments.

            "Stock" shall mean (i) with respect to any Person that is a corporation company, any and all shares, interests or equivalents in capital stock or shares (whether voting or nonvoting, and whether common or preferred) of such corporation or company, and (ii) with respect to any Person that is not a corporation or company, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights, or options to purchase any of the foregoing.

            "Subordinated Debt" shall mean, collectively, (a) all Indebtedness arising under the Subordinated Note Documents, and (b) all Indebtedness of the Consolidated Companies subordinated to all Obligations of the Credit Parties on terms and conditions, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, satisfactory to the Agent and the Required Lenders in their sole and absolute discretion as evidenced by the written approval of the Agent and Required Lenders.

            "Subordinated Note Documents" shall mean, collectively, (i) the Sun Catalina Subordinated Note Purchase Agreement, the Subordinated Notes and all other "Investment Documents" as defined therein and (ii) the SunTrust Subordinated Note Purchase Agreement and all other "Investment Documents" as defined therein, respectively.

            "Subordinated Noteholders" shall mean Sun Catalina Holdings, LLC and SunTrust Banks, Inc., and their respective successors and assigns.

            "Sun Catalina Subordinated Note Purchase Agreement" shall mean that certain Amended and Restated Note Purchase Agreement, dated as of the date hereof, by and among the Domestic Borrower and the Sun Catalina Holdings, LLC, as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

            "SunTrust Subordinated Note Purchase Agreement" shall mean that certain Note Purchase Agreement, dated as of the date hereof, by and among the Domestic Borrower and the SunTrust Banks, Inc., as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

            "Subordinated Notes" shall mean the promissory notes issued by the Borrower to the Subordinated Noteholders from time to time pursuant to the Sun Catalina Subordinated Note Purchase Agreement and the SunTrust Subordinated Note Purchase Agreement, together with all replacements and substitutions therefor, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

            "Subsidiary" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, limited liability companies, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such first Person, either directly or indirectly through one or more other Subsidiaries.

            "Swingline Exposure" shall mean the Domestic Swingline Exposure and the Sterling Swingline Exposure.

            "Swingline Lender" shall mean the Domestic Swingline Lender or the UK Swingline Lender and "Swingline Lenders" shall mean, collectively, the Domestic Swingline Lender and the UK Swingline Lender.

            "Swingline Loan" shall mean a Domestic Swingline Loan or a Sterling Swingline Loan.

            "Swingline Note" shall mean the Domestic Swingline Note or the Sterling Swingline Note.

            "Syndication Agreement" shall mean the Amended and Restated Syndication Agreement dated as of August 18, 2000 between the Borrower, the Arranger and the Administrative Agent, as amended, modified or otherwise supplemented from time to time.

            "Synthetic Lease" shall mean a so-called "synthetic" lease that is not treated as a capital lease under GAAP, but that is treated as a financing under the Tax Code.

            "Synthetic Lease Obligations" shall mean, collectively, the payment obligations of any Consolidated Company pursuant to a Synthetic Lease.

            "Tax Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar impact, together with the regulations thereunder, as in effect from time to time.

            "Taxes" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States of America, or any state, local or foreign government (including without limitation the United Kingdom of Great Britain and Northern Ireland) or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

            "Term A Lenders" shall mean all Lenders that hold a Term A Loan.

            "Term A Loan" shall mean, for any Term A Lender, the term loan made in Sterling to the Holdings Borrower by such Term A Lender pursuant to Section 3.01.

            "Term A Loan Commitment" shall mean, for any Term A Lender, its commitment in Sterling established pursuant to Section 3.01(a) to make a Term A Loan to the Holdings Borrower, which aggregate amount for all Lenders, is (pound)9,934,432.74 (which is, as of July 18, 2000, the Sterling Equivalent of $15,000,000).

            "Term A Loan Commitment Amount" shall mean, for any Term A Lender, the "Term A Loan Commitment Amount" in Sterling set forth under such Term A Lender's name on the signature pages of this Agreement.

            "Term A Loan Maturity Date" shall mean the earlier of (i) December 31, 2003, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

            "Term A Note" shall mean a promissory note in Sterling made by the Holdings Borrower payable to the order of a Term A Lender, in substantially the form of Exhibit C, evidencing the Term A Loan made by such Term A Lender to the Holdings Borrower, either as originally executed or as it may be from time to time amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

            "Term B Lenders" shall mean all Lenders that hold a Term B Loan.

            "Term B Loan" shall mean, for any Term B Lender, the term loan made to the Domestic Borrower by such Term B Lender pursuant to Section 4.01.

            "Term B Loan Commitment" shall mean, for any Lender, its commitment established pursuant to Section 4.01(a) to make the Term B Loan to the Domestic Borrower, which aggregate amount for all Lenders is $15,000,000.

            "Term B Loan Commitment Amount" shall mean, for any Term B Lender, the "Term B Loan Commitment Amount" set forth under such Term B Lender's name on the signature pages of this Agreement.

            "Term B Loan Maturity Date" shall mean the earlier of (i) December 31, 2003, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).

            "Term B Note" shall mean a promissory note made by the Domestic Borrower payable to the order of a Term B Lender, in substantially the form of Exhibit D, evidencing the Term B Loan made by such Term B Lender to the Domestic Borrower, either as originally executed or as it may be from time to time amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

            "Termination Agreements" shall mean, collectively, (i) that certain Termination Agreement, dated as of the date hereof, by and between Domestic Borrower and Robert Hersh; (ii) that certain Termination Agreement, dated as of the date hereof, by and between Domestic Borrower and Nathan Katz; (iii) that certain Termination Agreement, dated as of the date hereof, by and between Domestic Borrower and Dean Rappaport; and (iv) that certain Termination Agreement, dated as of the date hereof, by and between Domestic Borrower and David Sasnett, in each case as amended, restated, supplemented or otherwise modified from time to time.

            "Term Lenders" shall mean, collectively, the Term A Lenders and the Term B Lenders.

            "Term Loans" shall mean, collectively, the Term A Loan and the Term B Loan.

            "Term Notes" shall mean, collectively, the Term A Notes and the Term B Notes.

            "Total Revolving Credit Commitment Amount" shall mean the aggregate principal amount of the Revolving Credit Commitment Amount of all Revolving Lenders, which as of the Closing Date is $45,000,000.

            "Total Term A Loan Commitment Amount" shall mean the aggregate principal amount of the Term A Loan Commitment Amount of all Term A Lenders, which, as of the Original Closing Date is (pound)9,934,432.74, which is, as of the Original Closing Date, the Sterling Equivalent of $15,000,000.

            "Total Term B Loan Commitment Amount" shall mean the aggregate principal amount of the Term B Loan Commitment Amount of all Lenders, which as of the Original Closing Date is $15,000,000.

            "Trade World Industrial" shall mean Trade World Industrial Ltd., a corporation organized under the laws of Hong Kong.

            "Trademark Security Agreements" shall mean, collectively, (i) that certain Collateral Assignment and Security Agreement (Trademarks), dated as of the Original Closing Date, by and between Domestic Borrower and the Administrative Agent, (ii) that certain Collateral Assignment and Security Agreement (Trademarks) by and between Catalina Industries, Inc. and the Administrative Agent, and (iii) each other Collateral Assignment and Security Agreement (Trademarks), by and between any Credit Party and the Agent, each as amended, restated, supplemented or otherwise modified from time to time.

            "Type" of Borrowing shall mean a Borrowing made as Base Rate Loans or LIBOR Loans, as the case may be.

            "Tupelo Warehouse" shall mean the warehouse and related real and personal property of the Domestic Borrower located at One Catalina Way, Tupelo, Mississippi.

            "Tupelo Warehouse Mortgage Documents" means, collectively, the following in respect of the Tupelo Warehouse: (i) each deed of trust, mortgage, deed to secure debt or similar instrument conveying to the Administrative Agent, or to a trustee for its benefit, a Lien on the Tupelo Warehouse, (ii) each assignment of leases and rents or similar instrument conveying to the Administrative Agent, or to a trustee for its benefit, an assignment of all rents and leases derived from the Tupelo Warehouse; and (iii) all other documents, instruments and agreements as required to be executed and/or delivered pursuant to the terms hereof or thereof, in order to give effect to, or supplement, the foregoing.

            "UK Issuing Bank" shall have the meaning assigned to such term in the opening paragraph hereof.

            "UK Security Accession Agreement" shall have the meaning ascribed to it in the UK Security Agreement.

            "UK Security Agreement" shall mean the Debenture (Sterling Borrower and UK Subsidiaries) dated as of the Original Closing Date by the Sterling Borrower and each UK Subsidiary in favor of the Administrative Agent as amended, restated, supplemented or otherwise modified from time to time whether pursuant to Section 8.09(c) or otherwise.

            "UK Security Amendment Agreement" shall mean the UK Security Amendment Agreement (Sterling Borrower and UK Subsidiaries) to be entered into pursuant to Section 8.09(c) whereby the definition of "Secured Obligations" will be amended as set out therein.

            "UK Subsidiary" shall mean any Subsidiary of the Sterling Borrower or the Holdings Borrower (other than the Sterling Borrower) that is organized under the laws of the United Kingdom.

            "UK Subsidiary Guaranty" shall mean the Guaranty Agreement (UK Subsidiary), dated as of the Original Closing Date, made by each UK Subsidiary pursuant to which each UK Subsidiary guarantees the Sterling Obligations, as amended, restated, supplemented or otherwise modified from time to time, whether pursuant to Section 8.09(c) or otherwise.

            "UK Subsidiary Guaranty Accession Agreement" shall have the meaning ascribed to it in the UK Subsidiary Guaranty.

            "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

            "United States" shall mean the United States of America, any of the fifty states thereof, and the District of Columbia.

            "Upfront Fee" shall mean the certain fee payable by the Borrowers to the Lenders pursuant to the Fee Letter.

            "Warrant Interest Increase" shall have the meaning assigned to such term in the definition of Applicable Base Rate Margin.

            "Warrants" shall mean each of those certain Warrants, dated as of the Closing Date, exercisable for 329,149 shares of common stock of the Domestic Borrower issued to each of the Senior Lenders and the Agent.

            "Whitewash Interest Increase" shall have the meaning assigned to such term in Section 8.09(c)(i).

            "Whitewash Procedure" shall mean any action or procedure required to be carried out by any member of the Sterling Borrower Group under the Companies Act 1985 (including, without limitation, the de-listing and conversion of the Sterling Borrower to a private limited company or any other procedure necessitated by Sections 155 to 158 of the Companies Act 1985) to enable the Holdings Borrower to comply with its obligations under Section 8.09.

            "Whitewash Reserve" shall be a reserve established on any date that a mandatory prepayment of the Term A Loan would be required under Section 5.08(e) but for the fact that the Whitewash Procedure has not been completed by Sterling Borrower and its Subsidiaries, such reserve to be an amount equal to the mandatory prepayment; provided, that for the purposes of determining the Borrowing Limit on any date that a mandatory prepayment is required pursuant to
Section 5.08(e), and solely for the purposes of facilitating Borrowing under the Sterling Revolving Credit Commitment and to make a mandatory prepayment of the Term A Loan, the amount of the Whitewash Reserve shall be deemed to be zero.

      Section 1.02. Accounting Terms and Determination. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP.

      Section 1.03. Other Definitional Terms. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

      Section 1.04. Exhibits and Schedules. All Exhibits and Schedules attached hereto are by reference made a part hereof.

      Section 1.05. Plural Terms. Capitalized terms used in the singular shall import the plural and vice versa.

                                  ARTICLE II.

                AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

      Section 2.01. Revolving Credit Commitments. Subject to and upon the terms and conditions herein set forth, (x) each Revolving Lender hereby severally establishes in favor of the Domestic Borrower and the Sterling Borrower its respective Revolving Credit Commitment pursuant to which such Revolving Lender agrees to make Domestic Revolving Loans to the Domestic Borrower within the Domestic Revolving Credit Commitment in accordance with Section 2.02 for the purposes set forth in Section 2.13, to make Sterling Revolving Loans to the Sterling Borrower within the Sterling Revolving Credit Commitment in accordance with Section 2.03 for the purposes set forth in Section 2.13, to purchase participation interests in the Domestic L/Cs issued by the Domestic Issuing Bank for the account of the Domestic Borrower in accordance with this Article II, to purchase participation interests in the Foreign Currency L/Cs issued by the UK Issuing Bank for the account of the Sterling Borrower in accordance with this
Article II, to purchase participation interests in the Domestic Swingline Loans made to the Domestic Borrower by the Domestic Swingline Lender pursuant to this
Article II, and to purchase participation interests in the Sterling Swingline Loans made to the Sterling Borrower by the UK Swingline Lender pursuant to this
Article II, (y) the Domestic Issuing Bank establishes in favor of the Domestic Borrower a letter of credit subcommitment within the Domestic Revolving Credit Commitment pursuant to which the Domestic Issuing Bank agrees to issue Domestic L/Cs in accordance with this Article II, and the UK Issuing Bank establishes in favor of the Sterling Borrower a letter of credit subcommitment within the Sterling Revolving Credit Commitment pursuant to which the UK Issuing Bank agrees to issue Foreign L/Cs in accordance with this Article II, and (z) the Domestic Swingline Lender establishes in favor of the Domestic Borrower a swingline subcommitment within the Domestic Revolving Credit Commitment pursuant to which the Domestic Swingline Lender agrees to make Domestic Swingline Loans in accordance with this Article II, and the

UK Swingline Lender establishes in favor of the Sterling Borrower a swingline subcommitment within the Sterling Revolving Credit Commitment pursuant to which the UK Swingline Lender agrees to make Sterling Swingline Loans in accordance with this Article II; provided, however, that in no event may the aggregate principal amount of all outstanding Domestic Revolving Loans, the Dollar Equivalent of all outstanding Sterling Revolving Loans (determined as of the most recent Determination Date), the aggregate principal amount of all outstanding Domestic Swingline Loans, the Dollar Equivalent (determined as of the most recent Determination Date) of all outstanding Sterling Swingline Loans and the aggregate amount of all L/C Obligations exceed the Total Revolving Credit Commitment Amount from time to time in effect.

      Section 2.02. Domestic Revolving Commitment.

            (a) Subject to and upon the terms and conditions herein set forth (including the limitation set forth in Section 2.01), each Domestic Revolving Lender severally agrees to make to the Domestic Borrower, from time to time prior to the Revolving Credit Termination Date, Domestic Revolving Loans in an aggregate principal amount outstanding at any time not to exceed an amount equal to:

                  (A) such Domestic Revolving Lender's Pro Rata Share of the Domestic Revolving Credit Commitment Amount minus (B) the Domestic Revolving Lender's aggregate outstanding Domestic Revolving Loans, minus
      (C) such Domestic Revolving Lender's Domestic L/C Exposure minus (D) such Domestic Revolving Lender's Domestic Swingline Exposure;

provided, however, that the conditions set forth in Sections 2.01, 6.01 and 6.02 have been fulfilled before and after giving effect to each Borrowing of Domestic Revolving Loans; and provided further that at no time may the amount of all Domestic Revolving Loans plus the amount of all Domestic L/C Obligations plus the amount all Domestic Swingline Loans exceed the Domestic Revolving Credit Commitment Amount. For the purpose of determining the unutilized portion of the Domestic Revolving Credit Commitment of each Domestic Revolving Lender on the date of a requested Borrowing under the Domestic Revolving Credit Commitments, the amount of Domestic Revolving Loans then being requested shall be aggregated with the amount of all other Domestic Revolving Loans, Domestic Swingline Loans and Domestic L/C Obligations then outstanding; and provided further that the aggregate amount of all Domestic Revolving Loans and Domestic L/C's outstanding, including the amount of any Domestic Revolving Loan or Domestic L/C then being requested and the amount of all outstanding Domestic Revolving Loans Domestic Swingline Loan, L/C Obligations, and the Dollar Equivalent of all outstanding Sterling Revolving Loans and Sterling Swingline Loan shall not exceed the Borrowing Limit. The Domestic Borrower shall be entitled to repay and reborrow Domestic Loans in accordance with the provisions of this Agreement.

            (b) Each Domestic Revolving Loan shall, at the option of the Domestic Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Base Rate Loans or LIBOR Loans. The aggregate principal amount of each Borrowing of Domestic Revolving Loans shall be not less than $500,000 or a greater integral multiple of $100,000. At no time shall the total number of Borrowings of the Revolving Loans comprised of LIBOR Loans at any one time outstanding exceed ten in any case.

            (c) Whenever the Domestic Borrower desires to make a Borrowing of Domestic Revolving Loans (other than one resulting from a conversion or continuation pursuant to Section 2.02(d)), the Borrower Representative shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Domestic Revolving Notice of Borrowing" in the form of Exhibit J attached) at the Payment Office (x) prior to 11:30 a.m. (Atlanta, Georgia time) on the date of such requested Borrowing in the case of Base Rate Loans and (y) prior to 11:30 a.m. (Atlanta, Georgia time) three (3) Business Days prior to the requested date of such Borrowing in the case of LIBOR Loans. Notices received after the times set forth above shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify each Domestic Revolving Lender upon its receipt of a Domestic Revolving Notice of Borrowing. Each Domestic Revolving Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day),
(iii) whether such Borrowing is to consist of Base Rate Loans or LIBOR Loans, and (iv) in the case of LIBOR Loans, the Interest Period to be applicable thereto.

            (d) Whenever the Domestic Borrower desires to convert all or a portion of an outstanding Domestic Revolving Borrowing consisting of Base Rate Loans into a Domestic Revolving Borrowing consisting of LIBOR Loans or to continue outstanding a Domestic Revolving Borrowing consisting of LIBOR Loans for a new Interest Period, the Borrower Representative shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as LIBOR Loans (a "Domestic Revolving Notice of Conversion/Continuation") prior to 11:30 am. (Atlanta, Georgia time) three (3) Business Days prior to the requested date of continuation or conversion. Notice received after such time shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify each Domestic Revolving Lender upon its receipt of a Domestic Revolving Notice of Conversion/Continuation. Each such Domestic Revolving Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the aggregate principal amount of the Borrowing to be converted or continued, (ii) the date of such conversion or continuation and (iii) the Interest Period to be applicable thereto. If, upon the expiration of any Interest Period in respect of any Domestic Revolving Borrowing consisting of LIBOR Loans, the Borrower Representative shall have failed to deliver the Domestic Revolving Notice of Conversion/Continuation, the Domestic Borrower shall be deemed to have elected to convert such Borrowing to a Borrowing consisting of Base Rate Loans. So long as any Default or Event of Default shall have occurred and be continuing, no Domestic Revolving Borrowing may be converted into or continued (upon expiration of the current Interest Period) as LIBOR Loans unless the Administrative Agent and each of the Domestic Revolving Lenders shall have otherwise consented in writing. No conversion of any Domestic Revolving Borrowing of LIBOR Loans shall be permitted except on the last day of the Interest Period in respect thereof.

            (e) The Domestic Borrower's obligation to pay the principal of, and interest on, the Domestic Revolving Loans to each Domestic Revolving Lender shall be evidenced by the records of the Administrative Agent and such Domestic Revolving Lender and by the Domestic Revolving Note payable to such Domestic Revolving Lender (or its the assignor) completed in conformity with this Agreement.

            (f) The entire outstanding principal amount of the Domestic Revolving Loans, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Revolving Credit Termination Date.

      Section 2.03. Sterling Revolving Credit Commitment.

            (a) Subject to and upon the terms and conditions herein set forth (including the limitation set forth in Section 2.01), each Sterling Revolving Lender severally agrees to make to the Sterling Borrower, from time to time prior to the Revolving Credit Termination Date, Sterling Revolving Loans in an aggregate principal amount outstanding at any time not to exceed an amount equal to:

                  (A) such Sterling Revolving Lender's Pro Rata Share of the Sterling Revolving Credit Commitment Amount minus (B) the Dollar Equivalent (determined as of the most recent Determination Date) of the Revolving Lender's aggregate outstanding Sterling Revolving Loans, minus (C) the Dollar Equivalent (determined as of the most recent Determination Date) of such Sterling Lender's Foreign Currency L/C Exposure minus (D) the Dollar Equivalent (determined as of the most recent Determination Date) of such Sterling Revolving Lender's Sterling Swingline Exposure;

provided, however, that the conditions set forth in Sections 2.01, 6.01 and 6.02 have been fulfilled before and after giving effect to each Borrowing of Sterling Revolving Loans; and provided further that at no time may the Dollar Equivalent (determined as of the most recent Determination Date) of all Sterling Revolving Loans plus the Dollar Equivalent of all Foreign Currency L/C Obligations plus the Dollar Equivalent of all Sterling Swingline Loans exceed the Sterling Revolving Credit Commitment Amount. For the purpose of determining the unutilized portion of the Sterling Revolving Credit Commitment of each Sterling Revolving Lender on the date of a requested Borrowing under the Sterling Revolving Credit Commitment, the Dollar Equivalent of the Sterling Borrowing then being requested shall be aggregated with the Dollar Equivalent (as of the most recent Determination Date) of all other Sterling Revolving Loans, Sterling Swingline Loan, and Foreign Currency L/C Obligations then outstanding; and provided further that the aggregate amount of all Sterling Revolving Loans and Foreign Currency L/C's outstanding, including the amount of any Sterling Borrowing or L/C then being requested and the amount of all

Sterling Revolving Loans and Sterling Swingline Loan (determined as of the most recent Determination Date), L/C Obligations, Domestic Revolving Loans and Domestic Swingline Loans shall not exceed the Borrowing Limit. The Sterling Borrower shall be entitled to repay and reborrow Sterling Revolving Loans in accordance with the provisions of this Agreement.

            (b) Each Sterling Revolving Loan shall be made or continued as part of one or more Borrowings that shall consist entirely of LIBOR Loans. The aggregate principal amount of each Borrowing of Sterling Revolving Loans shall be not less than (pound)500,000 or a greater integral multiple of (pound)100,000. At no time shall the total number of Revolving Loans comprised of LIBOR Loans at any one time outstanding exceed ten.

            (c) Whenever the Sterling Borrower desires to make a Borrowing of Sterling Revolving Loans (other than one resulting from a continuation pursuant to Section 2.03(d)), the Borrower Representative shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Sterling Revolving Notice of Borrowing" in the form of Exhibit L attached) at the Payment Office prior to 11:30 a.m. (Atlanta, Georgia time) three (3) Business Days prior to the requested date of such Borrowing. Notices received after the times set forth above shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify each Sterling Revolving Lender upon its receipt of a Sterling Revolving Notice of Borrowing. Each Sterling Revolving Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of such Borrowing in Sterling, (ii) the date of such Borrowing (which shall be a Business Day), and (iii) the Interest Period to be applicable thereto.

            (d) Whenever the Sterling Borrower desires to continue all or a portion of an outstanding Sterling Revolving Borrowing consisting of LIBOR Loans for a new Interest Period, the Borrower Representative shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of each such Sterling Revolving Borrowing to be continued as LIBOR Loans (a "Sterling Revolving Notice of Continuation" in the form of Exhibit M attached) (x) prior to 11:30 am. (Atlanta, Georgia time) three (3) Business Days prior to the requested date of continuation. Notice received after such time shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify each Sterling Revolving Lender upon its receipt of a Sterling Revolving Notice of Continuation. Each such Sterling Revolving Notice of Continuation shall be irrevocable and shall specify (i) the aggregate principal amount of the Sterling Revolving Borrowing to be converted or continued, (ii) the date of such continuation and (iii) the Interest Period to be applicable thereto. If, upon the expiration of any Interest Period in respect of any Sterling Revolving Borrowing consisting of LIBOR Loans, the Borrower Representative shall have failed to deliver a Sterling Revolving Notice of Continuation, the Sterling Borrower shall be deemed to have elected to continue such Borrowing to a Borrowing consisting of LIBOR Loans for an Interest Period of one month. So long as any Default or Event of Default shall have occurred and be continuing, no Sterling Revolving Borrowing may be continued (upon expiration of the current Interest Period) as LIBOR Loans unless the Administrative Agent and each of the Revolving Lenders shall have otherwise consented in writing. Absent such consent, such Borrowings must be paid. No continuation of any Sterling Revolving Borrowing of LIBOR Loans shall be permitted except on the last day of the Interest Period in respect thereof.

            (e) The Sterling Borrower's obligation to pay the principal of, and interest on, the Sterling Revolving Loans to each Sterling Revolving Lender shall be evidenced by the records of the Administrative Agent and such Sterling Revolving Lender and by the Sterling Revolving Note payable to such Sterling Revolving Lender (or its the assignor) completed in conformity with this Agreement.

            (f) The entire outstanding principal amount of the Sterling Revolving Loans, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Revolving Credit Termination Date in Sterling.

      Section 2.04. L/C Subcommitments.

            (a) Domestic L/C Subcommitment. Subject to, and upon the terms and conditions hereof, the Domestic Borrower may request, in accordance with the provisions of this Section 2.04 and Section 2.05, that the

Domestic Issuing Bank issue one or more Domestic L/Cs for the account of the Domestic Borrower; provided that (i) no Domestic L/C shall have an expiration date that is later than five (5) Business Days prior to the Revolving Credit Termination Date; (ii) each Domestic L/C issued by the Domestic Issuing Bank shall be in a stated amount of at least $20,000, and (iii) the Domestic Borrower shall not request that the Domestic Issuing Bank issue a Domestic L/C if, after giving effect to such issuance, (A) the aggregate amount of the Domestic L/C Obligations would exceed the Domestic L/C Subcommitment, or (B) the aggregate amount of all L/C Obligations, plus the aggregate principal amount of all outstanding Domestic Revolving Loans, plus the Dollar Equivalent (as of the relevant Determination Date) of the aggregate outstanding Sterling Revolving Loans, plus the aggregate outstanding amount of all Domestic Swingline Loans plus the Dollar Equivalent (as of the relevant Determination Date) of the aggregate principal amount of all outstanding Sterling Swingline Loans would exceed the Borrowing Limit, or (C) the aggregate amount of Domestic L/C Obligations plus the aggregate amount of all Domestic Swingline Loans, plus the aggregate outstanding Domestic Revolving Loans, would exceed the Domestic Revolving Credit Commitment Amount. Upon the issuance of each Domestic L/C, each Domestic Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Domestic Issuing Bank without recourse a participation in such Domestic L/C equal to such Revolving Lender's Pro Rata Share of the aggregate amount available to be drawn under such Domestic L/C. Each issuance of a Domestic L/C shall be deemed to utilize the Domestic Revolving Credit Commitment of each Domestic Revolving Lender by an amount equal to the amount of such participation.

            (b) Sterling L/C Subcommitment. Subject to, and upon the terms and conditions hereof, the Sterling Borrower may request, in accordance with the provisions of this Section 2.04 and Section 2.05, that the UK Issuing Bank issue one or more Foreign Currency L/Cs for the account of the Sterling Borrower; provided that (i) no Foreign Currency L/C shall have an expiration date that is later than five (5) Business Days prior to the Revolving Credit Termination Date; (ii) each Foreign Currency L/C issued by the UK Issuing Bank shall be in a stated amount of at least (pound)13,000, and (iii) the Sterling Borrower shall not request that the UK Issuing Bank issue a Foreign Currency L/C if, after giving effect to such issuance, (A) the aggregate amount of the Dollar Equivalent (as of the relevant Determination Date) of the Foreign Currency L/C Obligations would exceed the Foreign Currency L/C Subcommitment, (B) the aggregate amount of all L/C Obligations, plus the aggregate principal amount of all outstanding Domestic Revolving Loans, plus the Dollar Equivalent (as of the relevant Determination Date) of the aggregate outstanding Sterling Revolving Loans, plus the aggregate outstanding amount of all Domestic Swingline Loans plus the Dollar Equivalent (as of the relevant Determination Date) of the aggregate principal amount of all outstanding Sterling Swingline Loans would exceed the Borrowing Limit, or (C) the aggregate amount of the Dollar Equivalent of Foreign Currency L/C Obligations, plus the Dollar Equivalent (as of the relevant Determination Date) of the aggregate principal amount of all outstanding Sterling Swingline Loans, plus the Dollar Equivalent (as of the relevant Determination Date) of the aggregate outstanding Sterling Revolving Loans, would exceed the Sterling Revolving Credit Commitment Amount. Upon the issuance of each Foreign Currency L/C, each Sterling Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the UK Issuing Bank without recourse a participation in such Foreign Currency L/C equal to such Sterling Revolving Lender's Pro Rata Share of the aggregate amount available to be drawn under such Foreign Currency L/C. Each issuance of a Foreign Currency L/C shall be deemed to utilize the Sterling Revolving Credit Commitment of each Sterling Revolving Lender by an amount equal to the amount of such participation.

      Section 2.05. Notice of Issuance of L/C; Agreement to Issue.

            (a) Whenever the Domestic Borrower desires the issuance of a Domestic L/C, the Borrower Representative shall, in addition to any application and documentation procedures required by the Domestic Issuing Bank for the issuance of such L/C, deliver to the Administrative Agent and the Domestic Issuing Bank, a written notice no later than 11:30 a.m. (Atlanta, Georgia time) at least three (3) Business Days in advance of the proposed date of issuance (which amount shall be specified in US Dollars). Whenever the Sterling Borrower desires the issuance of a Foreign Currency L/C, the Borrower Representative shall, in addition to any application and documentation procedures required by the UK Issuing Bank for the issuance of such Foreign Currency L/C, deliver to the Administrative Agent and the UK Issuing Bank a written notice no later than 11:30 a.m. (Atlanta, Georgia time) at least three (3) Business Days in advance of the proposed date of issuance (which amount shall be specified in the appropriate Freely Available Foreign Currency). Any UK Subsidiary of the Sterling Borrower may make an application and deliver notice to the UK Issuing Bank for issuance of a Foreign Currency L/C, and such Foreign Currency L/C shall be issued in the name of such UK Subsidiary. Notwithstanding the fact that such Foreign Currency L/C shall be issued in the name of such UK Subsidiary, the Sterling Borrower shall be obligated to indemnify the UK Issuing Bank for such Foreign Currency L/C in the manner prescribed in Section 2.09 as if such Foreign Currency L/C was issued in the name of the Sterling Borrower. Each such notice, whether given by the Sterling Borrower or any of its UK Subsidiaries shall specify (i) the proposed date of issuance (which shall be a Business Day); (ii) the face amount of the L/C (which amount shall be specified in the applicable Freely Available Foreign Currency); (iii) the expiration date of the L/C; and (iv) the name and address of the beneficiary with respect to such L/C, and shall attach a precise description of the documentation and a verbatim text of any certificate to be presented by the beneficiary of such L/C which would require the Domestic Issuing Bank or UK Issuing Bank, as the case may be, to make payment under the L/C, provided that the Domestic Issuing Bank or UK Issuing Bank, as the case may be, may require changes in any such documents and certificates in accordance with its customary letter of credit practices, and provided further, that no L/C shall require payment against a conforming draft to be made thereunder on the same Business Day that such draft is presented if such presentation is made after 11:30 a.m. (Atlanta, Georgia time) in the case of a Domestic L/C or within two Business Days in the case of a Foreign Currency L/C. To the extent any application and notice shall be inconsistent with the terms of this Agreement, then the terms of this Agreement shall prevail. Absent such inconsistency, the terms of the application and notice and this Agreement shall remain in full force and effect. In determining whether to pay under any L/C, the applicable Issuing Bank shall be responsible only to determine that the documents and certificate required to be delivered under its L/C have been delivered, and that they comply on their face with the requirements of the L/C. Promptly after receiving the notice of issuance of a L/C, the Administrative Agent shall notify each Domestic Revolving Lender or Sterling Revolving Lender, as the case may be, of such Revolving Lender's respective participation therein, determined in accordance with its respective Pro Rata Share of the respective Revolving Domestic or Sterling Credit Commitments on the date of the issuance of such L/C.

            (b) The Domestic Issuing Bank agrees, subject to the terms and conditions set forth in this Agreement, to issue for the account of the Domestic Borrower one or more Domestic L/Cs, each in a face amount equal to the face amount requested under Section 2.05(a) above, following its receipt of a notice and the application and other documents required by Section 2.05(a). The UK Issuing Bank agrees, subject to the terms and conditions set forth in this Agreement, to issue for the account of the Sterling Borrower one or more Foreign Currency L/Cs, each in a face amount equal to the face amount requested under
Section 2.05(a) above, following its receipt of a notice and the application and other documents required by Section 2.05(a). Immediately upon the issuance of each L/C, each Domestic Revolving Lender or Sterling Revolving Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Domestic Issuing Bank or the UK Issuing Bank, as the case may be, a participation in such L/C and any drawing thereunder in an amount equal to such Revolving Lender's Pro Rata Share of the Domestic Revolving Credit Commitments or the Sterling Revolving Credit Commitments, as the case may be, multiplied by the face amount of such L/C.

            (c) Each Domestic Revolving Lender hereby purchases a participation in the Existing Domestic L/Cs and any drawings thereunder in an amount equal to such Lender's Pro Rata Share of the Domestic Revolving Credit Commitments multiplied by the face amount of such Existing Domestic L/Cs.

            (d) Each Sterling Revolving Lender hereby purchases a participation in the Existing Foreign Currency L/Cs and any drawings thereunder in an amount equal to such Lender's Pro Rata Share of the Sterling Revolving Credit Commitments multiplied by the face amount of such Existing Foreign Currency L/Cs.

      Section 2.06. Payment of Amounts drawn under any L/C.

            (a) In the event of any request for a drawing under a Domestic L/C by the beneficiary thereof, the Domestic Issuing Bank shall notify the Domestic Borrower, the Administrative Agent and the Domestic Revolving Lenders on or before the date on which the Domestic Issuing Bank intends to honor such drawing, and the Domestic Borrower agrees to reimburse the Domestic Issuing Bank on the day on which such drawing is honored in an amount, in same day funds, equal to the amount of such drawing, provided that anything contained in this Agreement to the contrary notwithstanding, unless the Domestic Borrower shall have notified the Domestic

Issuing Bank and the Administrative Agent prior to 11:30 a.m. (Atlanta, Georgia time) on the Business Day immediately prior to the date on which such drawing is honored, that the Domestic Borrower intends to reimburse the Domestic Issuing Bank for the amount of such drawing with funds other than the proceeds of Domestic Revolving Loans, the Domestic Borrower shall be deemed to have timely given a Domestic Revolving Notice of Borrowing to the Administrative Agent requesting Domestic Revolving Loans which are Base Rate Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing, and the Domestic Revolving Lenders shall by 1:00 p.m. (Atlanta, Georgia time) on the date of such drawing, make Domestic Revolving Loans which are Base Rate Loans in the amount of such drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Domestic Issuing Bank for the amount of such drawing, provided that for the purposes solely of such Domestic Revolving Borrowing, the conditions and requirements set forth in Sections 2.01, 2.02, 6.01 and 6.02 hereof shall not be applicable, and provided further that if for any reason proceeds of the Domestic Revolving Loans are not received by the Domestic Issuing Bank on such date in the amount equal to the amount of such drawing, the Domestic Borrower shall reimburse the Domestic Issuing Bank on the Business Day immediately following the date of such drawing in an amount, in US Dollars and immediately available funds, equal to the excess of the amount of such drawing over the amount of such Domestic Revolving Loans, if any, which are so received, plus accrued interest on the amount at the applicable rate of interest for Base Rate Loans.

            (b) In the event of any request for a drawing under a Foreign Currency L/C by the beneficiary thereof, the UK Issuing Bank shall notify the Sterling Borrower, the Administrative Agent and the Sterling Revolving Lenders on or before the date on which the UK Issuing Bank intends to honor such drawing, and the Sterling Borrower agrees to reimburse the UK Issuing Bank on the day on which such drawing is honored in an amount, in same day funds in the Freely Available Foreign Currency the L/C is issued under, equal to the amount of such drawing, provided that anything contained in this Agreement to the contrary notwithstanding, unless the Sterling Borrower shall have notified the UK Issuing Bank and the Administrative Agent prior to 11:30 a.m. (Atlanta, Georgia time) on the Business Day three (3) Business Days prior to the date on which such drawing is honored, that the Sterling Borrower intends to reimburse the UK Issuing Bank for the amount of such drawing with funds other than the proceeds of Sterling Revolving Loans, the Sterling Borrower shall be deemed to have timely given a Sterling Revolving Notice of Borrowing to the Administrative Agent requesting Sterling Revolving Loans on the date on which such drawing is honored in an amount equal to the Sterling Equivalent of the amount of such drawing, and the Sterling Revolving Lenders shall by 1:00 p.m (Atlanta, Georgia time) on the date of such drawing, make Sterling Revolving Loans in the Sterling Equivalent of the amount of such drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the UK Issuing Bank for the Sterling Equivalent of the amount of such drawing, provided that for the purposes solely of such Sterling Revolving Borrowing, the conditions and requirements set forth in Sections 2.01, 2.03, 6.01 and 6.02 hereof shall not be applicable, and provided further that if for any reason proceeds of the Sterling Revolving Loans are not received by the UK Issuing Bank on such date in the amount equal to the Sterling Equivalent of the amount of such drawing, the Sterling Borrower shall reimburse the UK Issuing Bank on the Business Day immediately following the date of such drawing in an amount, in Sterling and immediately available funds, equal to the excess of the Sterling Equivalent of the amount of such drawing over the amount of such Sterling Revolving Loans, if any, which are so received, plus accrued interest on the amount at the applicable rate of interest for Sterling Revolving Loans.

            (c) Notwithstanding any provision of this Agreement to the contrary, to the extent that any L/C or portion thereof remains outstanding on the Revolving Credit Termination Date, the parties hereby agree that the beneficiary or beneficiaries thereof shall be deemed to have made a drawing of all available amounts pursuant to such L/Cs on the Revolving Credit Termination Date, which amounts shall be reimbursed (i) in the case of a Domestic L/C, to the Domestic Issuing Bank by the Domestic Borrower directly (and not through a Domestic Revolving Borrowing under the Domestic Revolving Credit Commitments as contemplated in Section 2.06(a)), (ii) in the case of a Foreign Currency L/C, to the UK Issuing Bank by the Sterling Borrower directly (and not through a Sterling Revolving Borrowing under the Sterling Revolving Credit Commitments as contemplated in Section 2.06(b)), and thereafter held by such Issuing Bank as cash collateral for its remaining obligations pursuant to such L/C in such Issuing Bank's Cash Collateral Account.

      Section 2.07. Payment by Revolving Lenders. In the event that the Domestic Borrower or the Sterling Borrower shall fail to reimburse the Domestic Issuing Bank or UK Issuing Bank, as applicable, as provided in Section 2.06 by borrowing Domestic Revolving Loans or Sterling Revolving Loans, as applicable, or otherwise providing an amount equal to the amount of any drawing honored by such Issuing Bank, such Issuing Bank shall promptly notify the Administrative Agent who shall promptly notify respective Domestic or Sterling Revolving Lender of the unreimbursed amount of such drawing and of such Revolving Lender's Pro Rata Share thereof. Each respective Domestic or Sterling Revolving Lender shall make available to the Administrative Agent an amount equal to its respective participation, in US Dollars in the case of Domestic L/Cs, and in the appropriate Freely Available Foreign Currency in the case of Foreign L/Cs, and in immediately available funds, at the Payment Office of the Administrative Agent not later than 1:00 p.m. (Atlanta, Georgia time) in the case of participations in Domestic L/Cs on the Business Day after the date notified by the Administrative Agent, and, in the case of participations in Foreign Currency L/C's, not later than three (3) Business Days after the date notified by the Administrative Agent, and the Administrative Agent shall promptly make such amounts available to the applicable Issuing Bank. In the event that any such Domestic or Sterling Revolving Lender fails to make available to the Administrative Agent the amount of such Domestic or Sterling Revolving Lender's respective participation in such L/C, such Issuing Bank shall be entitled to recover such amount on demand from such Domestic or Sterling Revolving Lender together with interest at the Federal Funds Rate for the first two Business Days after demand and thereafter at the Base Rate. Each Issuing Bank shall distribute to the Administrative Agent all payments received by such Issuing Bank from the Domestic Borrower and Sterling Borrower in reimbursement of drawings honored by such Issuing Bank under such L/C when such payments are received. The Administrative Agent shall promptly distribute to each respective Domestic or Sterling Revolving Lender (other than the Issuing Banks) that has paid all amounts payable under this Section with respect to any L/C, such Revolving Lender's applicable Pro Rata Share of such payments.

      Section 2.08. Obligations Absolute. The obligation of the Domestic Borrower to reimburse the Domestic Issuing Bank for drawings made under Domestic L/Cs issued for the account of the Domestic Borrower, the obligation of the Sterling Borrower to reimburse the UK Issuing Bank for drawings made under Sterling L/C's issued for the account of the Sterling Borrower, and the applicable Domestic and Sterling Revolving Lenders' obligation to honor their participations purchased therein, shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

            (a) Any lack of validity or enforceability of any L/C;

            (b) The existence of any claim, set-off, defense or other right which the Domestic Borrower, the Sterling Borrower or any Subsidiary or Affiliate of the Domestic Borrower or the Sterling Borrower may have at any time against a beneficiary or any transferee of any L/C (or any Persons or entities for whom any such beneficiary or transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including without limitation any underlying transaction between the Domestic Borrower, the Sterling Borrower or any of their Subsidiaries and Affiliates and the beneficiary for which such L/C was issued);

            (c) Any draft, demand, certificate or any other document presented under any L/C proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

            (d) Payment by either Issuing Bank under any L/C against presentation of a demand, draft or certificate or other document which does not comply with the terms of such L/C;

            (e) Any other circumstance or happening whatsoever which is similar to any of the foregoing; or

            (f) The fact that a Default or an Event of Default shall have occurred and be continuing.

      Section 2.09. Indemnification; Nature of Issuing Banks' Duties.

            (a) In addition to amounts payable elsewhere pursuant to this Agreement, without duplication, the Domestic Borrower hereby agrees to protect, indemnify, pay and save the Domestic Issuing Bank, the Administrative Agent and each Domestic Revolving Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and reasonable expenses (including reasonable attorney's fees and disbursements) which the Domestic Issuing Bank, the Administrative Agent or any Domestic Revolving Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any L/C for the account of the Domestic Borrower; or (ii) the failure of the Domestic Issuing Bank to honor a drawing under any L/C due to any act or omission (whether rightful or wrongful) of any present or future de jure or de facto government or governmental authority.

            (b) In addition to amounts payable elsewhere pursuant to this Agreement, without duplication, the Sterling Borrower hereby agrees to protect, indemnify, pay and save the UK Issuing Bank, the Administrative Agent and each Sterling Revolving Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and reasonable expenses (including reasonable attorney's fees and disbursements) which the UK Issuing Bank, the Administrative Agent or any Sterling Revolving Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any L/C for the account of the Sterling Borrower; or (ii) the failure of the UK Issuing Bank to honor a drawing under any L/C due to any act or omission (whether rightful or wrongful) of any present or future de jure or de facto government or governmental authority.

            (c) Notwithstanding any other provision contained in this Agreement, neither Issuing Bank shall be obligated to issue any L/C if the issuance of such L/C shall have become unlawful or prohibited by compliance by such Issuing Bank in good faith with any law, governmental rule, guideline, request, order, injunction, judgment or decree (whether or not having the force of law).

      Section 2.10. Domestic Swingline Subcommitment.

            (a) Subject to and upon the terms and conditions herein set forth, the Domestic Swingline Lender agrees to make to the Domestic Borrower, from time to time prior to the Revolving Credit Termination Date, Domestic Swingline Loans in an aggregate principal amount outstanding at any time not to exceed the Domestic Swingline Subcommitment; provided, however, that the conditions set forth in Sections 2.01(a), 2.02, 6.01 and 6.02 have been fulfilled before and after giving effect to each Borrowing of Domestic Swingline Loans. The Domestic Borrower shall be entitled to repay and reborrow Domestic Swingline Loans in accordance with the provisions of this Agreement.

            (b) Each Domestic Swingline Loan shall be made as a Base Rate Loan.

            (c) Whenever the Domestic Borrower desires to make a Borrowing of Domestic Swingline Loans, it shall give the Domestic Swingline Lender (with a copy to the Administrative Agent) written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (each a "Domestic Swingline Notice of Borrowing" in the form of Exhibit O attached) prior to 11:00 a.m. (Atlanta, Georgia time) on the requested date of such Borrowing. Notices received after the times set forth above shall be deemed received on the next Business Day. Each Domestic Swingline Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of such Borrowing, and (ii) the date of such Borrowing (which shall be a Business Day).

            (d) The Domestic Borrower's obligation to pay the principal of, and interest on, the Domestic Swingline Loans to the Domestic Swingline Lender shall be evidenced by the records of the Administrative Agent and the Domestic Swingline Lender and by the Domestic Swingline Note payable to the Domestic Swingline Lender (or the assignor of the Domestic Swingline Lender) completed in conformity with this Agreement.

            (e) All outstanding principal amounts of the Domestic Swingline Loans, and all accrued but unpaid interest thereon, shall be due and payable in full on the Revolving Credit Termination Date.

            (f) At any time on the request of the Domestic Swingline Lender, each Domestic Revolving Lender other than the Domestic Swingline Lender shall purchase a participating interest in all outstanding Domestic Swingline Loans in an amount equal to its Pro Rata Share of such Domestic Swingline Loans, and upon request of any Domestic Revolving Lender, the Domestic Swingline Lender shall furnish such Domestic Revolving Lender with a certificate evidencing such participating interest. Such purchase shall be made one Business Day after such request is made. On the date of such required purchase, each Domestic Revolving Lender will immediately transfer to the Domestic Swingline Lender, in immediately available funds, the amount of its participation. At any time after the Domestic Swingline Lender has received from any such Domestic Revolving Lender the funds for its participating interest in a Domestic Swingline Loan, if the Administrative Agent or the Domestic Swingline Lender receives any payment on account thereof, the Administrative Agent or the Domestic Swingline Lender, as the case may be, will distribute to such Domestic Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Domestic Revolving Lender's participating interest was outstanding and funded); provided, however, that if such payment received by the Administrative Agent or the Domestic Swingline Lender is required to be returned, such Domestic Revolving Lender will return to the Administrative Agent or the Domestic Swingline Lender any portion thereof previously distributed by the Administrative Agent or the Domestic Swingline Lender to it. Each Domestic Revolving Lender's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Domestic Revolving Lender or any other Person may have against the Domestic Swingline Lender requesting such purchase or any other Person for any reason whatsoever,
(ii) the occurrence or continuation of a Default or an Event of Default or the termination of the Domestic Revolving Credit Commitments, (iii) any adverse change in the condition (financial or otherwise) of any Borrower, any of their Subsidiaries, or any other Person, (iv) any breach of this Agreement by any Borrower or any other Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that no such obligation shall exist to the extent that the aggregate Domestic Swingline Loans were advanced in excess of the Domestic Swingline Subcommitment then in effect.

            (g) The Domestic Swingline Lender, at any time and from time to time in its sole discretion, may, on behalf of the Domestic Borrower (which hereby irrevocably authorized and direct the Domestic Swingline Lender to act on its behalf), give a Domestic Revolving Notice of Borrowing to the Administrative Agent requesting the Domestic Revolving Lenders (including the Domestic Swingline Lender) to make Base Rate Loans in an amount equal to the unpaid principal amount of any Domestic Swingline Loan. Each Domestic Revolving Lender will make the proceeds of its Base Rate Loan included in such Borrowing available to the Administrative Agent for the account of the Domestic Swingline Lender, which will be used solely for the repayment of such Domestic Swingline Loans.

      Section 2.11. Sterling Swingline Subcommitment.

            (a) Subject to and upon the terms and conditions herein set forth, the UK Swingline Lender agrees to make to the Sterling Borrower, from time to time prior to the Revolving Credit Termination Date, Sterling Swingline Loans in an aggregate principal amount outstanding at any time not to exceed the Sterling Swingline Subcommitment; provided, however, that the conditions set forth in Sections 2.01, 2.03, 6.01 and 6.02 have been fulfilled before and after giving effect to each Borrowing of Sterling Swingline Loans. The Sterling Borrower shall be entitled to repay and reborrow Sterling Swingline Loans in accordance with the provisions of this Agreement.

            (b) Each Sterling Swingline Loan shall be made as a LIBOR Loan. The principal amount of each Sterling Swingline Loan shall be at least (pound)100,000 or a greater integral multiple of (pound)50,000.

            (c) Whenever the Sterling Borrower desires to make a Borrowing of Sterling Swingline Loans, it shall give the UK Swingline Lender (with a copy to the Administrative Agent) written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (each a "Sterling Swingline Notice of Borrowing" in the form of Exhibit N attached) prior to 11:00 a.m. (Atlanta, Georgia time) on the requested date of such Borrowing three (3) days prior to the date of such Borrowing. Notices received after the times set forth above shall be deemed received on the next Business Day. Each Sterling Swingline Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of such Borrowing in Sterling, and (ii) the date of such Borrowing (which shall be a Business Day).

            (d) The Sterling Borrower's obligation to pay the principal of, and interest on, the Sterling Swingline Loans in Sterling to the UK Swingline Lender shall be evidenced by the records of the Administrative Agent and the UK Swingline Lender and by the Sterling Swingline Note payable to the UK Swingline Lender (or the assignor of the UK Swingline Lender) completed in conformity with this Agreement.

            (e) All outstanding principal amounts of the Sterling Swingline Loans, and all accrued but unpaid interest thereon, shall be due and payable in full in Sterling on the Revolving Credit Termination Date.

            (f) At any time on the request of the UK Swingline Lender, each Sterling Revolving Lender other than the UK Swingline Lender shall purchase a participating interest in all outstanding Sterling Swingline Loans in an amount equal to its Pro Rata Share of such Sterling Swingline Loans, and upon request of any Sterling Revolving Lender, the UK Swingline Lender shall furnish such Sterling Revolving Lender with a certificate evidencing such participating interest. Such purchase shall be made three Business Days after such request is made, and shall be made at the end of an Interest Period. On the date of such required purchase, each Sterling Revolving Lender will immediately transfer to the UK Swingline Lender, in immediately available funds in Sterling, the amount of its participation. At any time after the UK Swingline Lender has received from any such Sterling Revolving Lender the funds for its participating interest in a Sterling Swingline Loan, if the Administrative Agent or the UK Swingline Lender receives any payment on account thereof, the Administrative Agent or the UK Swingline Lender, as the case may be, will distribute to such Sterling Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Sterling Revolving Lender's participating interest was outstanding and funded); provided, however, that if such payment received by the Administrative Agent or the UK Swingline Lender is required to be returned, such Sterling Revolving Lender will return to the Administrative Agent or the UK Swingline Lender any portion thereof previously distributed by the Administrative Agent or the UK Swingline Lender to it. Each Sterling Revolving Lender's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right that such Sterling Revolving Lender or any other Person may have against the UK Swingline Lender requesting such purchase or any other Person for any reason whatsoever, (ii) the occurrence or continuation of a Default or an Event of Default or the termination of the Sterling Revolving Credit Commitments,
(iii) any adverse change in the condition (financial or otherwise) of any Borrower, any of their Subsidiaries, or any other Person, (iv) any breach of this Agreement by any Borrower or any other Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that no such obligation shall exist to the extent that the aggregate Sterling Swingline Loans were advanced in excess of the Sterling Swingline Subcommitment then in effect.

            (g) The UK Swingline Lender, at any time and from time to time in its sole discretion, may, on behalf of the Sterling Borrower (which hereby irrevocably authorized and direct the UK Swingline Lender to act on its behalf), give a Notice of Sterling Revolving Borrowing to the Administrative Agent requesting the Lenders (including the UK Swingline Lender) to make Fourteen Day LIBOR Loans in an amount equal to the unpaid principal amount of any Sterling Swingline Loan. Each Lender will make the proceeds of its Fourteen Day LIBOR Loan included in such Borrowing available to the Administrative Agent for the account of the UK Swingline Lender, which will be used solely for the repayment of such Sterling Swingline Loans.

      Section 2.12. Reductions of Revolving Credit Commitments.

            (a) Upon at least five (5) days' prior written notice (or telephonic notice promptly confirmed in writing) from the Domestic Borrower or the Sterling Borrower to the Administrative Agent, the Domestic Borrower or the Sterling Borrower shall have the right, without premium or penalty, to reduce the respective Domestic or Sterling Revolving Credit Commitments, or any subcommitment thereof, in part or to terminate the respective Domestic or Sterling Revolving Credit Commitments, or any subcommitment thereof, in whole, provided that (i) any such reduction or termination shall apply to proportionately and permanently reduce the designated Revolving Credit Commitment, or any designated subcommitment thereof, of each applicable Domestic or Sterling Revolving Lender, (ii) any partial termination pursuant to this
Section 2.12 shall be in an amount of at least the Sterling Equivalent of $5,000,000 and integral multiples of the Sterling Equivalent of $1,000,000 for the Sterling Revolving Credit Commitment, and at least $5,000,000 and integral multiples of $1,000,000 for the Domestic Revolving Credit Commitment, and (iii) no such reduction shall be permitted which would reduce the Total Revolving Credit Commitment Amount to an amount less than the aggregate outstanding principal amount of the sum of Domestic Revolving Loans, Domestic Swingline Loans, the Dollar Equivalent of all Sterling Revolving Loans (determined as of the most recent Determination Date), the Dollar Equivalent of all Sterling Swingline Loans (determined as of the most recent Determination Date) and all L/C Obligations (determined as of the most recent Determination Date).

      Section 2.13. Use of Proceeds. The proceeds of the Domestic Revolving Loans and the Domestic Swingline Loans shall have been and shall be used by the Domestic Borrower (a) to make a capital contribution to the Holdings Borrower, the proceeds of which shall have been used by the Holdings Borrower to consummate the Acquisition, (b) to refinance existing Indebtedness of the Domestic Borrower, (c) to pay expenses related to the transactions contemplated by this Agreement and (d) to provide ongoing working capital for the Domestic Borrower. The proceeds of the Sterling Revolving Loans and Sterling Swingline Loans shall have been used by the Sterling Borrower (a) to refinance existing Indebtedness of the Sterling Borrower, (b) to pay expenses related to the transactions contemplated by this Agreement (other than those relating to the Acquisition) and (c) to provide ongoing working capital for the Sterling Borrower and its Subsidiaries which are Credit Parties.

      Section 2.14. Unlawful Financial Assistance. None of the Loans shall be used for any purpose which would be contrary to the provisions of ss. 151 of the Companies Act of 1985, unless the provisions of ss. 155 to ss. 158 of that Act are actually complied with.

                                  ARTICLE III.

                                  TERM A LOANS

      Section 3.01. Term A Loans.

            (a) Subject to and upon the terms and conditions herein set forth, each Term A Lender severally agrees to make a term loan to the Holdings Borrower on the Original Closing Date in the principal amount equal to such Term A Lender's Pro Rata Share of the Term A Loan Commitment in Sterling. The Holdings Borrower shall not be entitled to reborrow any amounts repaid with respect to the Term A Loan. Interest on the Term A Loan shall accrue as a LIBOR Loan. Such LIBOR Loan will continue with a three-month Interest Period beginning September 29, 2000.

            (b) During the period commencing on the funding of the Term A Loans through and including the Term A Loans Maturity Date, the Holdings Borrower agrees to pay accrued interest in Sterling on the Term A Loans in arrears in accordance with Section 5.02. During the period commencing on September 30, 2000 and thereafter, the Holdings Borrower agrees to make principal payments on the last day of each calendar quarter as set forth in the amortization schedule in
Schedule 3.01. The entire outstanding principal amount of the Term A Loans, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Term A Loan Maturity Date in Sterling.

            (c) The Holdings Borrower's obligation to pay the principal of, and interest on, the Term A Loan to each Term A Lender shall be evidenced by the records of such Term A Lender and by the Term A Note payable to such Term A Lender (or the assignee thereof) completed in conformity with this Agreement.

            (d) As of the July 17, 2001, the outstanding principal balance of the Term A Loan is (pound) 8,692,628.64, which is the Sterling Equivalent of $12,256,606.38.

      Section 3.02. Use of Proceeds. The proceeds of the Term A Loans have been used by the Holdings Borrower to finance the Acquisition.

                                  ARTICLE IV.

                                  TERM B LOANS

      Section 4.01. Term B Loans.

            (a) Subject to and upon the terms and conditions herein set forth, each Term B Lender severally agrees to make a term loan to the Domestic Borrower on the Original Closing Date in the principal amount equal to such Term B Lender's Pro Rata Share of the Term B Loan Commitment Amount. The Domestic Borrower shall not be entitled to reborrow any amounts repaid with respect to the Term B Loan. Interest shall accrue on the Term B Loan as a LIBOR Loan. Such LIBOR Loan will continue with a three-month Interest Period beginning September 29, 2000.

            (b) During the period commencing on the funding of the Term B Loans through and including the Term B Loan Maturity Date, the Domestic Borrower agrees to pay accrued interest on the Term B Loans in arrears in accordance with
Section 5.02. During the period commencing on September 30, 2000 and thereafter, the Domestic Borrower agrees to make principal payments on the last day of each calendar quarter as set forth in the amortization schedule in Schedule 4.01. The entire outstanding principal amount of the Term B Loans, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Term B Loan Maturity Date.

            (c) The Domestic Borrower's obligation to pay the principal of, and interest on, the Term B Loan to each Term B Lender shall be evidenced by the records of such Term B Lender and by the Term B Note payable to such Term B Lender (or the assignee thereof) completed in conformity with this Agreement.

            (d) As of the July 17, 2001, the outstanding principal balance of the Term B Loan is $13,125,000.00.

      Section 4.02. Use of Proceeds. The proceeds of the Term B Loans have been and shall be used by the Domestic Borrower (a) to refinance existing Indebtedness of the Domestic Borrower, (b) to pay expenses related to the transactions contemplated by this Agreement, (c) other general corporate purposes, and (d) to make a capital contribution to the Holdings Borrower in order to finance the Acquisition.

                                   ARTICLE V.

                               GENERAL LOAN TERMS

      Section 5.01. Disbursement of Funds.

            (a) Not later than 2:00 p.m. (Atlanta, Georgia time) on the date of any requested Domestic or Sterling Borrowing , each respective Lender, as applicable, will make available its Pro Rata Share of the amount of such Domestic or Sterling Borrowing in immediately available funds at the Payment Office. The Administrative Agent will make available to the Borrower requesting such Borrowing the aggregate of the amounts (if any) so made available by such Lenders to the Administrative Agent in a timely manner by crediting such amounts to such

Borrower's demand deposit account maintained with the Administrative Agent or, at the Borrower Representative's option, by effecting a wire transfer of such amounts to any other account specified by the Borrower Representative to the Administrative Agent in writing, by the close of business on such Business Day. In the event that any such Lender does not make its Pro Rata Share of such Borrowing available to the Administrative Agent by the time prescribed above, but such amount is received by the Administrative Agent later that day, such amount may be credited to such Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

            (b) Unless the Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing of Revolving Loans or Term Loans that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date and the Administrative Agent may make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate if such Lender pays the Administrative Agent within two Business Days after demand, and otherwise at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower Representative, and the applicable Borrower shall immediately pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Commitments hereunder or to prejudice any rights which any Borrower may have against any Lender as a result of any default by such Lender hereunder.

            (c) All Borrowings comprising the Revolving Loans shall be made by the Domestic Revolving Lenders and the Sterling Revolving Lenders on the basis of their Pro Rata Shares of the Domestic Revolving Credit Commitments and the Sterling Revolving Commitments, respectively. All Borrowings comprising the Term Loans shall be made by the Term Lenders on the basis of their Pro Rata Shares of the Term A Loan Commitments and the Term B Loan Commitments, respectively. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

            (d) No later than 2:00 p.m. (Atlanta, Georgia time) on the date of any requested Borrowing of a Domestic Swingline Loan, the Domestic Swingline Lender will make available such Domestic Swingline Loan to the Domestic Borrower by crediting such amounts to the Domestic Borrower's demand deposit account maintained with the Domestic Swingline Lender or at the Domestic Borrower's option, by effecting a wire transfer of such amounts to any other account of the Domestic Borrower specified by the Borrower Representative to the Domestic Swingline Lender in writing, by the opening of business on such Business Day.

            (e) No later than 2:00 p.m. (Atlanta, Georgia time) on the date of any requested Borrowing of a Sterling Swingline Loan, the UK Swingline Lender will make available such Sterling Swingline Loan to the Sterling Borrower by crediting such amounts to the Sterling Borrower's demand deposit account maintained with the Sterling Swingline Lender or at the Sterling Borrower's option, by effecting a wire transfer of such amounts to any other account of the Sterling Borrower specified by the Borrower Representative to the Sterling Swingline Lender in writing, by the opening of business on such Business Day.

      Section 5.02. Interest on Loans.

            (a) Subject to Section 5.04, Holdings Borrower agrees to pay interest in respect of all unpaid principal amounts of Term A Loans, the Sterling Borrower agrees to pay interest in respect of all unpaid principal amounts of the Sterling Revolving Loans and Sterling Swingline Loans, and the Domestic Borrower agrees to pay interest in respect of all unpaid principal amounts of the Domestic Revolving Loans, Domestic Swingline Loans, and the Term B Loans from the date such principal amounts are advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum equal to the rates indicated below as applicable to outstanding Loans in accordance with the terms hereof:

            (i) For a Base Rate Loan -- the Base Rate in effect from time to time plus the Applicable Base Rate Margin then in effect; and

            (ii) For a LIBOR Loan -- LIBOR plus the Applicable LIBOR Margin then in effect.

            (b) Interest on the principal amount of all Loans shall accrue from (and including) the date such Loans are made to (but excluding) the date of any repayment thereof, provided that, if the principal amount of any Loan is repaid on the same day made, one day's interest shall be paid on such principal. Interest on all outstanding Base Rate Loans shall be payable monthly in arrears on the last day of each calendar month. Interest on all outstanding LIBOR Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any LIBOR Loan having an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period. Interest on all Loans shall also be payable on any conversion of a Loan into a Loan of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration notice of prepayment or otherwise) and, after maturity, on demand.

            (c) The Administrative Agent, upon determining LIBOR for the Loans for any Interest Period, shall promptly notify the Borrower Representative and the other Lenders of such rate by telephone (confirmed in writing) or in writing. Any such determination shall, absent manifest error, be final, conclusive and binding for all purposes.

      Section 5.03. Interest Periods. In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Loans, the Borrower Representative shall select an interest period (each an "Interest Period") to be applicable to such Loans, which Interest Period shall be

            (a) either a one, two, three or six month period for Domestic Revolving Loans;

            (b) either one or three months for the Sterling Revolving Loans;

            (c) Fourteen Days for Sterling Swingline Loans; and

            (d) three months for the Term A Loan and the Term B Loan;

provided that:

            (i) The initial Interest Period for any Borrowing consisting of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Loans of another Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

            (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

            (iii) Any Interest Period in respect of a LIBOR Loan which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part (iv) below, expire on the last Business Day of such calendar month;

            (iv) No Interest Period shall extend beyond any date upon which any prepayment is required to be made on the Loans, unless the aggregate principal amount of Loans that are not LIBOR Loans, or that have Interest Periods which will expire on or before the date of the respective payment or prepayment, is equal to or in excess of the amount of any such principal payments or prepayments to be made;

            (v) The Interest Period for a LIBOR Loan which is converted pursuant to Section 5.13(b) or Section 5.14 shall commence on the date of such conversion and shall expire on the date on which the Interest Periods for the LIBOR Loans of the other Lenders which were not converted expires; and

            (vi) No Interest Period with respect to any Revolving Loan shall extend beyond the Revolving Credit Termination Date, no Interest Period with respect to any Term A Loan shall extend beyond the Term A Loan Maturity Date and no Interest Period with respect to any Term B Loan shall extend beyond the Term B Loan Maturity Date.

      Section 5.04. Default Interest. If any Event of Default has occurred and is continuing, the Holdings Borrower agrees to pay interest in respect of the Term A Loan, the Sterling Borrower agrees to pay interest in respect of the Sterling Revolving Loans and Sterling Swingline Loans, and the Domestic Borrower agrees to pay interest in respect of the Domestic Revolving Loans, Domestic Swingline Loans, the Term B Loan and all other amounts owing hereunder, at the following rates per annum (such applicable rate, the "Default Rate"):

            (i) in the case of Loans outstanding as LIBOR Loans, at the rate otherwise applicable for the then-current Interest Period plus an additional two percent (2%) per annum;

            (ii) in the case of Loans outstanding as Base Rate Loans and all other Obligations hereunder, at the rate otherwise then in effect for Base Rate Loans plus an additional two percent (2%) per annum;

provided that no Loan shall bear interest after maturity (whether by acceleration, notice of prepayment or otherwise) at a rate per annum less than two percent (2%) per annum in excess of the original rate of interest applicable thereto at maturity; provided, further, that in no event shall the Applicable LIBOR Margin be greater than five percent (5%) per annum (the "Margin Cap"), but the rate may be increased over the Margin Cap as a result of the Whitewash Interest Increase or a Warrant Interest Increase.

      Section 5.05. Fees.

            (a) On the Closing Date, the Domestic Borrower and the Sterling Borrower agree to pay the Fees (which have not been previously paid) described in the Fee Letter on the terms set forth in the Fee Letter.

            (b) The Domestic Borrower and the Sterling Borrower agree to pay to the Administrative Agent, for the ratable benefit of each Revolving Lender based upon its respective Pro Rata Share of the Domestic and Sterling Revolving Credit Commitments, as the case may be a commitment fee (the "Revolving Credit Commitment Fee"), for the period commencing on the Original Closing Date to and including the Revolving Credit Termination Date, equal to the average daily unused portion of the Revolving Credit Commitments multiplied by the Applicable Commitment Fee Percentage. The Revolving Credit Commitment Fee shall be payable quarterly in arrears on the last day of each calendar quarter, commencing on September 30, 2000, and on the Revolving Credit Termination Date. For purposes of calculating the Revolving Credit Commitment Fee, all outstanding L/C Obligations shall be considered "usage" of the Revolving Credit Commitments.

            (c) The Domestic Borrower and the Sterling Borrower, as the case may be, agree to pay to the Administrative Agent, for the ratable benefit of each Revolving Lender based upon its respective Pro Rata Share of the Domestic and Sterling Revolving Credit Commitments, as the case may be a letter of credit fee for standby letters of credit (the "Standby L/C Fee") for the period commencing on the Original Closing Date to and including the Revolving Credit Termination Date, equal to the Applicable LIBOR Margin then in effect multiplied by the L/C Obligations consisting of standby letters of credit; provided, however, that if an Event of Default has occurred and is continuing, the Standby L/C Fee shall be increased to an amount equal to two percentage points above the Applicable LIBOR Margin then in effect multiplied by the L/C Obligations consisting of standby letters of credit. The Standby L/C Fee shall be payable quarterly in arrears on the last day of each calendar quarter, commencing on the last day of the calendar quarter in which the first L/C is issued, and on the Revolving Credit Termination Date. The Domestic Borrower and the Sterling Borrower, as the case may be, agree to pay to the Administrative Agent, for the ratable benefit of each Revolving Lender based upon its respective Pro Rata Share of the Domestic and

Sterling Revolving Credit Commitments, as the case may be a letter of credit fee for commercial/trade letters of credit (the "Commercial L/C Fee"), payable at the time of issuance, for the period commencing on the Original Closing Date to and including the Revolving Credit Termination Date, equal to .25% of the face amount on issuance and/or increases for each 90 day period and 1% per annum of the face amount on acceptance of a draw under a L/C plus usual and customary bank charges for the Issuing Bank's account as agreed upon between Issuing Bank and the Domestic Borrower or the Sterling Borrower; provided, however, that if an Event of Default has occurred and is continuing, the Commercial L/C Fee shall be increased to an amount equal to two percentage points above the fee then in effect. Fees payable for Foreign Currency L/C's shall be paid in Dollars.

            (d) The Domestic Borrower agrees to pay to the Domestic Issuing Bank for its own account, a facing fee (the "Domestic Facing Fee") for the period commencing on the Original Closing Date to and including the Revolving Credit Termination Date, equal to 0.25% per annum multiplied by the Domestic L/C Obligations, plus customary issuance and administration fees. The Sterling Borrower agrees to pay to the UK Issuing Bank for its own account a facing fee (the "UK Facing Fee" payable in Dollars; together with the Domestic Facing Fee, the "Facing Fees") for the period commencing on the Original Closing Date to and including the Revolving Credit Termination Date, equal to 0.25% per annum multiplied by the Foreign Currency L/C Obligations, plus customary issuance and administration fees. The Facing Fees shall be payable quarterly in arrears on the last day of each calendar quarter, commencing on the last day of the calendar quarter in which the first L/C is issued, and on the Revolving Credit Termination Date.

      Section 5.06. Voluntary Prepayments of Revolving Loans.

            (a) The Sterling Borrower may, at its option, prepay Borrowings of Sterling Revolving Loans in Sterling in full or in amounts aggregating (pound) 500,000 or any greater integral multiple of (pound) 100,000, and the Domestic Borrower may, at its option, prepay Borrowings of Domestic Revolving Loans in full or in amounts aggregating $500,000 or any greater integral multiple of $100,000 by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment, and if the Domestic Borrower or the Sterling Borrower elects to prepay a Borrowing consisting of LIBOR Loans on a date other than the last day of an Interest Period applicable thereto, all compensation payments required pursuant to Section 5.16. The Domestic Borrower and Sterling Borrower may designate the Types of Loans and the specific Borrowings of Revolving Loans that are to be prepaid as part of any prepayment pursuant to this Section 5.06(a), provided that (i) if any prepayment of LIBOR Loans made pursuant to a single Borrowing of Domestic Revolving Loans shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $500,000, such Borrowing shall immediately be converted into Base Rate Loans, (ii) if any prepayment of LIBOR Loans made pursuant to a single Borrowing of Sterling Revolving Loans shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than (pound) 500,000 such Borrowing shall immediately be converted into a Sterling Swingline Loan, and (iii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Loans comprising such Borrowing. In the absence of a designation by the Borrower Representative, the Administrative Agent shall make such designation in its sole discretion.

            (b) The Borrower Representative shall give written notice (or telephonic notice confirmed in writing) to the Administrative Agent of any intended prepayment of a Borrowing of Revolving Loans pursuant to Section 5.06(a), no later than 11:00 a.m. (Atlanta, Georgia time) in the case of Domestic Revolving Loans or Sterling Revolving Loans, not less than three (3) Business Days prior to any prepayment of any Borrowing of Revolving Loans. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment, the Administrative Agent shall promptly notify each Revolving Lender of the contents of such notice and of such Revolving Lender's share of such prepayment.

      Section 5.07. Voluntary Prepayments of Term Loans.

            (a) The Holdings Borrower may, at its option, prepay the Term A Loans in full or in amounts aggregating (pound) 1,000,000 or any integral multiple of (pound) 100,000, by paying the principal amount to be prepaid, plus all interest accrued and unpaid thereon to the date of prepayment, plus all compensation payments required by Section 5.16.

            (b) The Domestic Borrower may, at its option, prepay the Term B Loans in full or in amounts aggregating $500,000 or any integral multiple of $100,000, by paying the principal amount to be prepaid, plus all interest accrued and unpaid thereon to the date of prepayment, plus all compensation payments required by Section 5.16.

            (c) The Borrower Representative shall give written notice (or telephonic notice confirmed in writing) to the Administrative Agent of any intended prepayment of Term Loans pursuant to Section 5.07(a) or (b) no later than 11:00 a.m. (Atlanta, Georgia time) in the case of Term B Loans or Term A Loans, in either case not less than five (5) days (nor more than ninety (90) days) prior to any prepayment of such Term Loans, which notice shall specify (i) the date of prepayment (which date shall be the last day of a calendar month),
(ii) whether such prepayment shall be applied to Term A Loans or Term B Loans and (iii) the principal amount to be prepaid.

            (d) Each payment made pursuant to this Section 5.07 shall be applied to the Term A Notes or Term B Notes, as the case may be, in accordance with
Section 5.08(e).

      Section 5.08. Mandatory Prepayments of Loans.

            (a) The Borrowers shall prepay the Loans in accordance with Section 5.08(e) below in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of all sales or dispositions consummated after the Original Closing Date by the Borrowers and their Subsidiaries of non-current assets (except for sales and dispositions permitted by Section 9.03). To the extent any prepayment is required under this Section 5.08(a) such prepayment shall be due no later than five (5) Business Days after such sale or disposition is effected, along with a detailed calculation showing all deductions from gross proceeds in order to arrive at Net Cash Proceeds.

            (b) The Borrowers shall prepay the Loans in accordance with Section
8.10 in an amount equal to one hundred percent (100%) of the Net Cash Proceeds from (i) the issuance of Subordinated Debt and (ii) equity issuance to Sun Capital Holdings, LLC. Such prepayment shall be made on the day the Subordinated Debt transaction and equity issuance are consummated.

            (c) The Borrowers shall prepay the Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds from the issuance by any Borrower of Stock (except for Stock issued with respect to employee stock options more particularly described on Schedule 7.24) or debt securities (other than Subordinated Debt described in Section 5.08 (b) above). Such prepayment shall be made no later than the Business Day following the date of receipt by any Borrower of any such Net Cash Proceeds.

            (d) The Borrowers shall, concurrently with the delivery of the financial information required under Section 8.07(a) with respect to each Fiscal Year (but in no event later than the date such information is required to be delivered), commencing with the delivery of the financial information with respect to Fiscal Year 2002, make a mandatory prepayment of the outstanding principal amount of the Term Loans pro rata (i) in an amount equal to fifty percent (50%) of Excess Cash Flow; provided, however, that the Borrowers shall not be required to prepay the Term Loans pursuant to this Section 5.08(d) with respect to any Fiscal Year, to the extent any such prepayment would cause the sum of (A) the amount of prepayments of the Term Loans made during such Fiscal Year pursuant to this Section 5.08(d), plus (B) the amount of principal repayments of the Term Loans made during such Fiscal Year pursuant to Section 3.01(c) and 4.01(c), to be (in Sterling and Dollars) in excess of the Dollar Equivalent of $6,000,000.

            (e) Prepayments required under subsections (a), (b) and (c) of this
Section 5.08 shall be applied as follows: first to the Administrative Agent's Fee and reimbursable expenses of the Administrative Agent then due and payable pursuant to any of the Credit Documents; second, to all other Fees and reimbursable expenses of the Lenders and the Issuing Banks then due and payable pursuant to any of the Credit Documents, to the Lenders and the Issuing Banks based on their respective pro rata share of such expenses; third, to the interest then due and payable on the Term Loans made to the Term Lenders based on their respective Pro Rata Shares of the aggregate outstanding principal amounts of the Term Loans, fourth, to the principal balance of the Term Loans applied against the remaining installments of principal due in respect of the Term Loans, in the inverse order of maturity, until the same shall have been paid in full, to the Term Lenders based on their respective Pro Rata Shares of the aggregate outstanding principal amounts of the Term Loan, fifth, if required pursuant to subsections 5.08(a), (b) and (c) above, to the interest then due and payable on the Revolving Loans made to the Revolving Lenders based on their respective Pro Rata Shares of both aggregate outstanding principal amounts of all Revolving Loans, sixth, if required pursuant to subsections 5.08(a), (b) and (c) above, to the principal balance of the Sterling and Domestic Revolving Loans applied against the aggregate outstanding principal amounts of all Revolving Loans, until the same shall have been paid in full, pro rata to the Revolving Lenders based on their respective Pro Rata Shares of the aggregate outstanding principal amounts of all Revolving Loans; provided, however, in connection with any prepayment required under
Section 5.08(a), if the prepayment of the Term A Loan shall, at the time, be unlawful because of the failure of the Sterling Borrower and its subsidiaries to complete the Whitewash Procedure, then such prepayment shall be made immediately upon the completion of the Whitewash Procedure.

            (f) If at any time the aggregate outstanding principal amount of the Domestic Revolving Loans, the Dollar Equivalent of the aggregate outstanding principal amount of Sterling Revolving Loans (as of the most recent Determination Date), the aggregate amount of L/C Obligations (as of the most recent Determination Date), the aggregate outstanding principal amount of Domestic Swingline Loans and the Dollar Equivalent of the aggregate outstanding principal amount of Sterling Swingline Loans (as of the most recent Determination Date) exceeds the Borrowing Limit, as reduced pursuant to Section 2.12(a) or otherwise (a "Revolving Credit Deficiency"), the Domestic Borrower shall immediately repay the Domestic Revolving Loans and the Domestic Swingline Loans and the Sterling Borrower shall immediately repay the Sterling Revolving Loans and the Sterling Swingline Loans in an amount equal to such excess, together with all accrued and unpaid interest on such excess amount and any amounts due under Section 5.16. Each such prepayment by the Domestic Borrower shall be applied first to the Domestic Swingline Loans to the full extent thereof, then to Base Rate Loans comprising Domestic Revolving Loans to the full extent thereof, and finally to LIBOR Loans comprising Domestic Revolving Loans to the full extent thereof. Each such prepayment by the Sterling Borrower shall be applied first to the Sterling Swingline Loans to the full extent thereof, and finally to Sterling Revolving Loans to the full extent thereof. In the event that following such repayment of Domestic and Sterling Revolving Loans and Domestic and Sterling Swingline Loans, there remains a Revolving Credit Deficiency, (i) the Domestic Borrower shall immediately deliver to the Administrative Agent an amount in Dollars equal to the amount of such excess, to be delivered to and held by the Domestic Issuing Bank in the Cash Collateral Account of the Domestic Issuing Bank, or (ii) the Sterling Borrower shall immediately deliver to the Administrative Agent an amount in Sterling equal to the amount of such excess, to be delivered to and held by the UK Issuing Bank in the Cash Collateral Account of the UK Issuing Bank. In the event that following such repayment of Revolving Loans and Swingline Loans, and collateralization of L/C Obligations, a Revolving Credit Deficiency still exists, the Holdings Borrower shall prepay the Term A Loans, to be applied against installments in the inverse order of maturity, and the Domestic Borrower shall prepay the Term B Loans, to be applied against installments in the inverse order of maturity, until such Revolving Credit Deficiency does not exist. All such payments to the Lenders pursuant to this Section 5.08(f) in respect of the Loans specified herein shall be made to the respective Lenders for such loans in accordance with their respective Pro Rata Shares of such Loans.

            (g) Term A Loans are outstanding in the amount of (pound) 9,934,432.74, which is the Sterling Equivalent of $15,000,000, as of the date of funding the Term A Loans. If at any Determination Date the aggregate amounts outstanding under the Term A Loans exceeds the Dollar Equivalent of the principal amount of the Term A Loans then permitted to be outstanding hereunder, after giving effect to the Dollar Equivalent of all required payments and prepayments thereof, then the amount of such excess shall automatically reduce the Borrowing Availability of the Domestic Borrower and the Sterling Borrower by the Dollar Equivalent of such excess, and if, after giving effect thereto, there is then no Borrowing Availability, then the Sterling Borrower and/or the Domestic Borrower shall pay an aggregate principal amount of Revolving Loans or Term Loans to reduce the Dollar Equivalent outstanding under all the Loans and L/C Obligations to be equal to or less than the total Dollar Equivalent of the Revolving Credit Commitment Amount plus the principal amount of the Term Loans then permitted to be outstanding hereunder after giving effect to the Dollar Equivalent of required amortization payments and prepayments thereof (the Dollar Equivalent of the required amortization payments being shown on Schedule 5.08), with all accrued interest on such amounts paid plus all compensation payments required under Section 5.16. Payments shall be applied in the following order: first to all Domestic and Sterling Swingline

Loans; second to all other Sterling and Domestic Revolving Loans; third to cash collaterlize all L/C Obligations; fourth to Term A Loans, in the inverse order of installments; fifth to Term B Loans, in inverse order of installments. All such payments to the Lenders pursuant to this Section 5.08(g) in respect of the Loans specified herein shall be made to the respective Lenders for such loans in accordance with their respective Pro Rata Shares of such Loans.

      Section 5.09. Payments, etc.

            (a) All payments and prepayments of principal, interest and fees with respect to the Loans or L/C's or other Obligations shall be made without set-off or counterclaim not later than 1:00 p.m. (Atlanta, Georgia time) on the date when due and in immediately available funds at the Payment Office of the Administrative Agent and in Dollars or Sterling, as applicable.

            (b) (i) Any and all payments by any Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, taxes imposed on or measured by its net income and franchise taxes (all such excluded net income taxes and franchise taxes, collectively referred to as the "Excluded Taxes"; all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being collectively referred to in this
Section 5.09(b) as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender, (x) the sum so payable shall be increased by such amount (the "Gross-up Amount") as may be necessary so that after making all required deductions (including deductions with respect to Taxes and Excluded Taxes owed by such Lender on the Gross-up Amount payable under this Section 5.09(b)(i)) such Lender receives an amount equal to the sum it would have received had no such deductions been made, (y) such Borrower shall make such deductions, and (z) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law subject to section 5.09 (b)(iii) and (iv).

                  (ii) The Borrowers will indemnify each Lender for the full amount of Taxes (together with any Taxes or Excluded Taxes owed by such Lender applicable to the Gross-up Amount payable under clause (x) of
      Section 5.09(b)(i) or on the indemnification payments made by such Borrower under this Section 5.09(b)(ii), but without duplication thereof), and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or such Excluded Taxes were correctly or legally asserted, so as to compensate such Lender for any loss, cost, expense or liability incurred as a consequence of any such Taxes. Payment pursuant to such indemnification shall be made within ten (10) days from the date such Lender makes written demand therefor. Within thirty (30) days after the date of any Borrower's payment of Taxes, such Borrower will furnish to the relevant Lender, at its appropriate Lending Office, the original or a certified copy of a receipt evidencing payment thereof.

                  (iii) Each Lender that is not a "United States Person" as defined in the Internal Revenue Code of 1986, as amended) hereby agrees that:

                        (A) it shall, prior to the time it becomes a Lender
            hereunder, deliver to the Borrower Representative and the Administrative Agent:

                              (1) for each Lending Office located in the United
                  States, three (3) accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto ("Form W-8ECI"), and/or

                              (2) for each Lending Office located outside the
                  United States, three (3) accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto ("Form W-8BEN");

            in each case indicating that such Lender, on the date of delivery thereof, is entitled to receive payments of principal, interest and fees for the account of such Lending Office under this Agreement and the Notes free from withholding of United States Federal income tax; provided, that if the Form W-8ECI or Form W-8BEN, as the case may be, supplied by a Lender fails to establish a complete exemption from United States withholding tax as of the date such Lender becomes a Lender, such Lender shall, within 15 days after a written request from the Borrower Representative or the Administrative Agent, deliver to the Borrower Representative and the Administrative Agent the forms or other documents necessary to establish a complete exemption from United States withholding tax as of such date;

                        (B) if at any time such Lender changes its Lending
            Office or selects an additional Lending Office, it shall, at the same time or reasonably promptly thereafter (but only to the extent the forms previously delivered by it hereunder are no longer effective) deliver to the Borrower Representative and the Administrative Agent in replacement for the forms previously delivered by it hereunder:

                              (1) for such changed or additional applicable
                  Lending Office located in the United States, three (3) accurate and complete signed originals of Form W-8ECI; or

                              (2) otherwise, three (3) accurate and complete
                  signed originals of Form W-8BEN;

            in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement and the Notes, free from withholding of United States Federal income tax.

                  (iv) In addition to the documents to be furnished pursuant to
      Section 5.09(b)(iii), each Lender shall promptly deliver to the Borrower Representative and the Administrative Agent such other accurate and complete forms or similar documentation as such Lender is legally able to provide and as may be required from time to time by any applicable law, treaty, rule or regulation of any jurisdiction in order to establish such Lender's tax status for withholding purposes or as may otherwise be appropriate to eliminate or minimize any Taxes, or deduction or withholdings of Taxes from, on payments under this Agreement and the Notes, including, without limitation, copies of all signed United Kingdom Forms REF FD 13, certified by U.K. Inland Revenue and Internal Revenue Service exemption forms.

                  (v) Each Lender shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable by any Borrower pursuant to this Section 5.09(b), except to the extent that a Lender determines that such efforts would be disadvantageous to such Lender, as determined by such Lender and which determination, if made in good faith, shall be binding and conclusive on all parties hereto.

                  (vi) Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of the Borrowers and the Lenders contained in this Section 5.09(b) shall survive the termination of this Agreement and the payment in full of the principal of, premium, if any, interest, and fees hereunder and under the Notes.

            (c) Subject to Section 5.03(ii), whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

            (d) All computations of interest accruing at the Base Rate and LIBOR (if such LIBOR Loans are made in Sterling) shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable (to the extent computed on the basis of days elapsed), and all computations of Fees and interest accruing at LIBOR (if such LIBOR Loans are made in Dollars) shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed). Interest on the Term Loans shall be calculated from and including the Original Closing Date but excluding the date of the repayment of all or any portion thereof. Each determination by the Administrative Agent of the Base Rate or LIBOR, the interest rates applicable after an Event of Default or any Fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

            (e) Payment by any Borrower to the Administrative Agent in accordance with the terms of this Agreement shall, as to such Borrower, constitute payment to the applicable Lenders under this Agreement.

            (f) Any Lender not organized under the laws of the United Kingdom must, prior to the time it becomes a Lender, furnish the Company and Administrative Agent with forms or certificates as may be appropriate to verify that such Lender has completed the appropriate forms and certificates and delivered them to the Internal Revenue Service of the United States to be processed.

      Section 5.10. Apportionment of Payments; Allocation of Proceeds from Collateral.

            (a) Aggregate principal and interest payments in respect of Loans shall be apportioned among all outstanding Loans to which such payments relate, proportionately to the Lenders' respective Pro Rata Shares of such outstanding Loans. The Administrative Agent shall promptly distribute to each Lender at its primary address set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request, its Pro Rata Share of all such payments received by the Administrative Agent.

Any payments received by the Administrative Agent as a result of the exercise of remedies under Collateral Documents shall be applied as follows: first, the costs and expenses of the Administrative Agent and any Person appointed by the Administrative Agent or any Credit Party in connection with the exercise of remedies under the Collateral Documents, second, to the Fees and reimbursable expenses of the Administrative Agent then due and payable pursuant to any of the Credit Documents; third, to the reimbursable expenses of the Lenders then due and payable pursuant to any of the Credit Documents, pro rata to such Lenders based upon their respective pro rata shares of such expenses; fourth, to the Fees and interest then due and payable to the Lenders and the Issuing Bank pursuant to any of the Credit Documents, pro rata to the Lenders and Issuing Banks based upon their respective pro rata shares of such Fees and interest; fifth, to the principal balance of the outstanding Swingline Loans, until the same shall have been paid in full pro rata to the Swingline Lenders; sixth, to the principal balance of the Revolving Loans and the Term Loans (in inverse order of maturity), until the same shall have been paid in full, pro rata to the Revolving Lenders and the Term Lenders based on their respective pro rata shares of the aggregate Revolving Loans and Term Loans outstanding at the time of application of proceeds; seventh, to the Cash Collateral Accounts to be held by the Issuing Banks as cash collateral for the L/C Obligations then outstanding in an amount equal to the then outstanding L/C Obligations, distributed pro rata to the Issuing Banks based on their respective outstanding L/C Obligations, and eighth, to the payment of any amounts then due and payable to any Lender under any Interest Rate Contracts to which any Credit Party is a party and any Lender is a counterparty, pro rata to the Lenders based on their respective pro rata shares of all such obligations owed to the Lenders at such time. In the application of the foregoing, all payments received by the Administrative Agent as a result of the exercise of remedies under the Collateral Documents shall be applied in such a manner that the expenses related to and proceeds of such realization and the pro rata allocations shall be allocated to the fullest extent possible to the Obligations specifically secured by the respective Collateral Documents. For the avoidance of doubt, it is the intention that expenses, proceeds and pro rata calculations relating to Collateral Documents securing repayment of Sterling Obligations for the benefit of Sterling Lenders shall be allocated to the Sterling Obligations. For the avoidance of doubt, it is the intention that expenses, proceeds and pro rata calculations relating to Collateral

Documents securing repayment of both Domestic and Sterling Obligations for the benefit of both Sterling Lenders and Domestic Lenders shall be allocated to the aggregate of such Sterling and Domestic Obligations.

      Section 5.11. Sharing of Payments, Etc. If any Lender shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code but excluding principal and interest payments in respect of the Loans and Fees paid under Section 5.05 prior to the exercise of remedies under the Collateral Documents) of any Obligation of any Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share of payments or reductions on account of such obligations obtained by all Lenders, such Lender shall forthwith (i) notify the Administrative Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless such Lender obligated to return such funds is required to pay interest on such funds at the Federal Funds Rate. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 5.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of any Borrower in the amount of such participation.

      Section 5.12. Interest Rate Not Ascertainable; etc. In the event that the Administrative Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining LIBOR for any Interest Period, by reason of (a) (i) any changes arising after the date of this Agreement affecting the London interbank market or (ii) the Administrative Agent's position in such markets, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR or (b) the interest rate for LIBOR Loans pursuant to the basis provided for in the definition of LIBOR does not adequately reflect the cost to the Lenders of making, funding or maintaining their LIBOR Loan for such Interest Period then and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrower Representative and to the Lenders of such determination and a summary of the basis for such determination. Until the Administrative Agent notifies the Borrower Representative that the circumstances giving rise to the suspension described herein no longer exist, (i) the obligations of the Lenders to permit portions of the Loans to remain outstanding as LIBOR Loans shall be suspended and (ii) (x) all such affected LIBOR Loans (other than Sterling Loans) shall bear the same interest as Base Rate Loans, and (y) all such affected Sterling Loans consisting of LIBOR Loans shall bear the same interest as Fourteen Day LIBOR Loans (or if the Fourteen Day LIBOR rate is not reflective of the cost to the Lenders of funding or maintaining any Loan from any reasonable source they may select, interest at the rate that reflects such cost, calculated by the Administrative Agent).

      Section 5.13. Illegality.

            (a) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, such Lender shall give prompt notice (by telephone confirmed in writing) to the Borrower Representative and to the Administrative Agent of such determination and a summary of the basis for such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

            (b) Upon the giving of the notice to the Borrower Representative referred to in subsection (a) above, each Borrower's right to request and such Lender's obligation to fund its portion of LIBOR Loans shall be immediately suspended, whereupon any request for a LIBOR Loan shall, as to such Lender only,
(A) if such Loan is not a Sterling Loan, be deemed to have been a request for a Base Rate Loan and (B) if such Loan is a Sterling

Loan, shall be deemed to have been a request for a Loan in Sterling at such rate of interest as is available to such Lender, and if match-funding for such Sterling Loan is still unavailable, such request be deemed to have been a request for a Loan in Dollars, unless and until such Lender shall advise the Administrative Agent that the circumstances giving rise to such suspension no longer exist. In addition, such Lender may require that all outstanding LIBOR Loans made by it (A) if such Loans are not Sterling Loans, be converted to Base Rate Loans, and (B) if such Loans are Sterling Loans be converted to Sterling Loans at another available interest rate, and if such rate is unavailable, to Dollar Loans; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 5.13(b).

            (c) For purposes of this Section 5.13, a notice to the Borrower Representative by any Lender shall be effective as to each such Loan, if lawful, on the last day of the Interest Period currently applicable thereto and in all other cases, such notice shall be effective on the date of receipt by the Borrower Representative.

      Section 5.14. Increased Costs.

            (a) If, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                  (i) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its portion of a Borrowing consisting of LIBOR Loans or its obligation to fund a portion of a Borrowing consisting of LIBOR Loans or the basis of taxation of payments to any Lender of the principal of or interest on its portion of a Borrowing consisting of LIBOR Loans), or its obligation to fund a portion of a Borrowing consisting of LIBOR Loans shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                  (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its portion of a Borrowing consisting of LIBOR Loans or its obligation to fund a portion of a Borrowing consisting of LIBOR Loans shall be imposed on any Lender or its applicable Lending Office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining a portion of a Borrowing consisting of LIBOR Loans (except to the extent already included in the determination of the applicable interest rate in effect for such portion of a Borrowing consisting of LIBOR Loans), or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the Borrowers shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 5.09(b)), upon written notice from and demand by such Lender on the Borrower Representative (with a copy of such notice and demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, within five (5) Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower Representative and the Administrative Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

            (b) If any Lender shall advise the Administrative Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 5.14(a) or any other circumstances beyond such Lender's reasonable control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, that LIBOR, as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its portion of a Borrowing consisting of LIBOR Loans, then, and in any such event:

                  (i) the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrower Representative and to the other Lenders of such advice;

                  (ii) each Borrower's right to request and such Lender's obligation to make or permit portions of the Borrowings to remain outstanding as a LIBOR Loan shall be immediately suspended until such Lender advises the Administrative Agent that the reasons for such suspension no longer exist; and

                  (iii) such Lender shall make a Loan (which, in the case of a Sterling Borrowing, shall be made in Dollars at the Dollar Equivalent thereof) as part of the requested Borrowing consisting of LIBOR Loans as a Base Rate Loan, which Base Rate Loan shall, for all other purposes, be considered part of such Borrowing.

      Section 5.15. Lending Offices.

            (a) Each Lender agrees that, if requested by the Borrower Representative, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its portions of LIBOR Loans affected by the matters or circumstances described in Sections 5.12, 5.13, 5.14 and 12.20, to reduce the liability of the Borrowers or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section 5.15 shall affect or postpone any of the obligations of such Borrower or any right of any Revolving Lender provided hereunder.

            (b) If any Lender that is organized under the laws of any jurisdiction other than the United States issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by the Borrowers thereafter pursuant to Section 5.09(b), such Lender shall use reasonable efforts to furnish the Borrower Representative notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge the Borrowers from their obligations to such Lender pursuant to Section 5.09(b) or otherwise result in any liability of such Lender.

      Section 5.16. Funding Losses. Each Borrower agrees to compensate each Lender, upon such Lender's written request to the Borrower Representative (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its portions of LIBOR Loans and any amounts required to be paid by any Lender as a result of currency fluctuation of Sterling borrowed by the Sterling Borrower or the Holdings Borrower, in either case to the extent not recovered by such Lender in connection with the re-employment of such funds and including loss of anticipated profits), which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, LIBOR Loans to such Borrower does not occur on the date specified therefor in a notice given by the Borrower Representative to the Administrative Agent as provided herein (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 5.13(b) or Section 5.14) of any LIBOR Loans to such Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or
(iii), if, for any reason, such Borrower defaults in its obligation to repay its LIBOR Loans when required by the terms of this Agreement.

      Section 5.17. Assumptions Concerning Funding of LIBOR Loans. Calculation of all amounts payable to a Lender under this Agreement shall be made as though that Lender had actually funded its portions of relevant LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of its portions of the LIBOR Loans and having a maturity comparable to the relevant Interest Period and, in the case of LIBOR Loans, through the transfer of such LIBOR Loans from an offshore office of that Lender to a U. S. office of that Lender in the United States; provided, however, that each Lender may fund its portions of each of the LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under Sections 5.13 through 5.16.

      Section 5.18. Capital Adequacy. Without limiting any other provision of this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or Governmental Authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on the capital of such Lender or any corporation owning or controlling such Lender as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then within ten (10) days after written notice and demand by such Lender to the Borrower Representative (with copies thereof to the Administrative Agent), each Borrower agrees to pay such Lender additional amounts sufficient to compensate such Lender for such reduction. Each certificate as to the amount payable under this Section 5.18 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to the Borrower Representative by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

      Section 5.19. Right to Replace Lenders. If (i) any Taxes referred to in
Section 5.09(b) have been levied or imposed so as to require withholdings or deductions by any Borrower and payment by any Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender determines that LIBOR is illegal pursuant to Section 5.13, or (iii) any Lender shall make demand for payment of increased costs or reduced rate of return pursuant to Section 5.14 or Section 5.18, then and in such event, upon request from the Borrower Representative delivered to such Lender and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 12.06(c), all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or another financial institution selected by Borrower Representative and acceptable to the Administrative Agent, in consideration for (x) the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Loans accrued to the date of such assignment, and the assumption of such Lender's Commitments hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment and (y) the payment by the Borrowers of all compensation payments required pursuant to Section 5.16; provided, however, Lenders subject to this Section 5.19 shall be treated in a substantially identical manner.

      Section 5.20. Failure to Pay in Appropriate Currency. If the Sterling Borrower or the Holdings Borrower is unable for any reason to effect payment of a Sterling Loan in Sterling as required hereunder or if the Sterling Borrower or the Holdings Borrower shall default in the payment when due of any payment in Sterling, the Lenders may, at their option, require such payment to be made to the Administrative Agent in the Dollar Equivalent of such Sterling payment at the Administrative Agent's Payment Office specified for payments of Loans in US Dollars. In any such case, each of the Sterling Borrower and the Holdings Borrower agrees to hold Lenders harmless from any loss incurred by such Lender arising from any change in the value of US Dollars in relation to Sterling between the date such payment became due and the date of payment thereof.

      Section 5.21. Effect of Monetary Union. If the country of any national currency in which any amount is expressed to be payable under this Agreement participates in the Economic and Monetary Union in accordance with article 109J of the treaty on the European Union, then:

            (a) any amount expressed to be payable under this Agreement in that national currency shall be made in that national currency or in Euro as the Administrative Agent may, by not less than three Business Days' notice to the relevant Borrower to that effect, require;

            (b) any amount so required to be paid in Euros shall be converted from that national currency at the rate stipulated pursuant to
                  Article 109L(4) of the Treaty on European Union and payment of the amount in Euros derived from such conversion shall discharge the obligation of the relevant party to pay such national currency amount in accordance with, and subject to, the Regulation(s) made pursuant to Article 109L(4); and

            (c) after consultation with the relevant Borrower, the Administrative Agent shall be entitled to make such amendments to this Agreement as it may reasonably determine to be necessary to take account of monetary union and any consequent changes in market practices (whether as to the settlement or rounding of obligations, the calculation of interest or otherwise howsoever).

                                  ARTICLE VI.

                               CONDITIONS TO LOANS

            The obligation of each Lender to make the Loans to the Borrowers, and the obligation of each Issuing Bank to issue any L/C on behalf of the Domestic Borrower or the Sterling Borrower, hereunder is subject to the satisfaction of the following conditions:

      Section 6.01. Conditions Precedent to the Effectiveness of this Agreement. On the Closing Date:

            (a) all Obligations of all Borrowers incurred at or prior to such date (including, without limitation, the obligation of the Borrowers to pay the Fees due on the Closing Date and to reimburse the reasonable fees and expenses of King & Spalding and Theodore Goddard, special counsel to the Administrative Agent, and any expenses payable to the Arranger, the Administrative Agent and the Lenders as previously agreed with any Borrower), shall have been paid in full,

            (b) no action, proceeding, investigation, regulation or legislation shall have been instituted, or to the knowledge of any Borrowers, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or which, in Administrative Agent's and the Required Lenders' reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement;

            (c) the Borrowers and the Subordinated Noteholders shall have executed and delivered the Subordinated Note Documents, which shall be in form and substance satisfactory to the Agent and Lenders, and the Agent shall have received copies thereof, and the Agent and Lenders shall be satisfied that all conditions precedent to the funding of an additional $8,800,000 in Subordinated Notes thereunder shall have been contemporaneously satisfied or waived;

            (d) the Domestic Borrower shall have completed an issuance of equity securities to Sun Capital Holdings LLC, the cash proceeds of which shall be Three Million Dollars ($3,000,000);

            (e) the Administrative Agent shall have received the following, in form and substance satisfactory in all respects to the Administrative Agent;

                  (i) duly executed counterparts of this Agreement;

                  (ii) the duly completed and executed Notes,

                  (iii) the duly executed counterparts of the Fee Letter;

                  (iv) the duly executed counterparts of the amendment to the Domestic Borrower Security Agreement, together with UCC financing statements and other applicable documents under the laws of the jurisdictions of each Credit Party with respect to the perfection of the Liens granted under the Security Agreements, as requested by the Administrative Agent in order to perfect such Liens, duly executed by the Credit Parties;

                  (v) the duly executed counterparts of the amendment to the Parent Guaranty;

                  (vi) the duly executed counterparts of the Senior Subordination Agreement;

                  (vii) duly executed copies the Subordinated Note Documents, together with evidence that all conditions precedent to the effectiveness of the Subordinated Note Documents have been contemporaneously satisfied or waived, all transactions contemplated by the Subordinated Note Documents have been consummated;

                  (viii) the duly executed counterparts of the Junior Subordination Agreement;

                  (ix) the duly executed counterparts of the Lenders' Warrant;

                  (x) the duly executed counterparts of the Administrative Agent's Warrant;

                  (xi) the duly executed counterparts of the Registration Rights Agreement;

                  (xii) the duly executed counterparts of the Post-Closing Agreement;

                  (xiii) the duly executed consent of SunTrust Bank pursuant to that certain Master Lease Agreement dated April 8, 1996, by and between Catalina Industries, Inc. and SunTrust Bank;

                  (xiv) the duly executed consent of SunTrust Bank pursuant to that certain Letter of Credit Agreement dated May 1, 1995, by and between Catalina Industries, Inc. and SunTrust Bank;

                  (xv) a certificate of the Borrowers in substantially the form of Exhibit F attached hereto and appropriately completed;

                  (xvi) certificates of the Secretary or Assistant Secretary (or comparable officer) of each Credit Party, attaching and certifying copies of its bylaws or other organizational documents and of the resolutions of its boards of directors, or the equivalent, authorizing the execution, delivery and performance of the Credit Documents to which such Credit Party is a party and certifying the name, title and true signature of each officer of such Credit Party executing the Credit Documents on such Credit Party's behalf;

                  (xvii) certified copies of the certified articles of incorporation or the equivalent, as the case may be, of each Credit Party, together with certificates of good standing or existence (or in the case of each member of the Sterling Borrower Group and the Holdings Borrower certified copies of its memorandum and articles, board resolutions and certificates of incorporation), as may be available from the jurisdiction of organization of such Credit Party and each other jurisdiction where such Credit Party is required to be qualified to do business as a foreign corporation;

                  (xviii) a duly executed Borrowing Base Certificate dated as of the Closing Date;

                  (xix) a duly executed Domestic Revolving Notice of Borrowing and Sterling Revolving Notice of Borrowing, if necessary, and appropriate Sterling Revolving Notices of Continuation and Domestic Revolving Notices of Conversion/Continuation;

                  (xx) a disbursement letter executed by the Borrowers;

                  (xxi) certified copies of all consents, Governmental Approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law or by any Contractual Obligation of each Credit Party, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents or any of the transactions contemplated thereby, and such consents, Governmental Approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

            (xxii) the favorable legal opinion of (i) Janet Ailstock, counsel to the Domestic Borrower; (ii) Gibson, Dunn & Crutcher LLP and (iii) Addleshaw Booth & Co., counsel to the Sterling Borrower, the Holdings Borrower and each other Foreign Subsidiary organized in the UK, each in form and substance satisfactory to the Lenders, addressed to the Administrative Agent and each of the Lenders, and covering matters as the Lenders and Administrative Agent may request;

                  (xxiii) a solvency certificate executed by the chief financial officer, treasurer or executive vice president of each Credit Party;

                  (xxiv) except as otherwise disclosed in public filings made with the Securities and Exchange Commission or otherwise disclosed to the Lenders in writing, there shall not have occurred a material adverse change since September 30, 2000, in the business, assets, liabilities (actual or contingent), operations, conditions (financial or otherwise) or prospects of the Consolidated Companies taken as a whole or in the facts and information regarding such entities as represented to date;

                  (xxv) receipt of all other documents and information as Administrative Agent reasonably requests;

                  (xxvi) the duly executed acknowledgement and consent of each Guarantor attached hereto.

      Section 6.02. Conditions Precedent to Each Loan and Each L/C. It shall be a further condition precedent that at the time of the making of each Loan and the issuance of each L/C (before as well as after giving effect to such Loans and Letters of Credit and the proposed use of the proceeds thereof) the following statements must be true:

            (a) with respect to each Loan and each L/C, the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to
Section 8.07(e) shall demonstrate that, after giving effect to the making of such Loan or the issuance of such L/C, as the case may be, the Borrowing Availability will not be less than zero; and

            (b) the use of proceeds from such Loan will not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction or regulation, or determination of any court of law or other Governmental Authority;

            (c) all legal proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents shall have been reasonably satisfactory in form and substance to the Lenders;

            (d) no Default or Event of Default shall exist at such time or arise from the making of such Loan or the issuing of such L/C;

            (e) all representations and warranties contained in the Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date that such Loan is made or such L/C is issued;

            (f) since the date of the most recent financial statements of the Domestic Borrower and its Subsidiaries described in Section 7.14 or, if later, delivered to the Lenders pursuant to Section 8.07(a) or (b), there shall have been no event or change which has had or could reasonably be expected to have a Materially Adverse Effect; and

            (g) the Administrative Agent shall have received such other documents, certificates, information or legal opinions as the Lenders may reasonably request, all in form and substance reasonably satisfactory to the Lenders.

Each Notice of Borrowing given by the Borrower Representative or any Borrower in accordance with the terms hereof and the acceptance by the Borrower Representative or any Borrower of the proceeds of any Loan, and each request for an L/C given by the Borrower Representative or any Borrower in accordance with the terms hereof, shall constitute a representation and warranty by all Borrowers, made as of the time of the making of such Loan or the issuance of such L/C that the conditions specified in this Section 6.02 have been fulfilled as of such time. In the event that, in connection with the delivery of any such Notice of Borrowing, any Borrower is required to amend any item of any Schedule of this Agreement in order that the statement set forth in Section 6.02(e) shall be true and correct, the Borrower's Representative shall deliver to the Administrative Agent at least five (5) Business Days prior to the date of Borrowing or L/C issuance requested or to be requested, a request that such item of such Schedule be amended, and the Administrative Agent shall promptly forward such request to the Lenders. To the extent that the Required Lenders in their sole and absolute discretion agree to such requested amendment or otherwise agree, in their sole and absolute discretion, to make any Loans or issue any L/C's after receipt of such request, the representations and warranties proposed to be amended by such requested amendment to such Schedule will be deemed amended for purposes of this Agreement.

      Section 6.03. Effect of Amendment and Restatement. Upon the effectiveness of this Agreement pursuant to Section 6.01, from and after the Closing Date: (a) the terms and conditions of the Original Credit Agreement, as amended by the August 18, 2000 Amendment and Restatement and as Amended by the September 22, 2000 Amendment and Restatement, shall be amended as set forth herein and, as so amended, shall be restated in their entirety; (b) this Agreement shall not in any way release or impair the Obligations or Liens created pursuant to the Original Credit Agreement, as amended by the August 18, 2000 Amendment and Restatement and as Amended by the September 22, 2000 Amendment and Restatement, or any other Credit Document (as defined therein) or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Closing Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such Obligations and Liens are assumed, ratified and affirmed by Borrowers; (c) the Obligations incurred under the Original Credit Agreement, as amended by the August 18, 2000 Amendment and Restatement and as Amended by the September 22, 2000 Amendment and Restatement, shall, to the extent outstanding on the Closing Date, continue outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a refinancing, substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder; (d) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Original Credit Agreement, as amended by the August 18, 2000 Amendment and Restatement, nor constitute a waiver of any covenant, agreement or obligation under the Original Credit Agreement, as amended by the August 18, 2000 Amendment and Restatement and as Amended by the September 22, 2000 Amendment and Restatement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby; and (e) any and all references to the Original Credit Agreement in each and every Collateral Document and all other Credit Documents shall, without further action of the parties, be deemed a reference to the Original Credit Agreement, as amended by the August 18, 2000 Amendment and Restatement, as amended by the September 22, 2000 Amendment and Restatement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, supplemented or otherwise modified from time to time.

                                  ARTICLE VII.

                         REPRESENTATIONS AND WARRANTIES

      Each Borrower (as to itself and all other Consolidated Companies) represents and warrants that the following statements are, and after giving effect to the Acquisition will be, true and correct:

      Section 7.01. Organizational Existence; Compliance with Law. Each of the Consolidated Companies (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or other organizational power and authority and the legal right to own and operate its property and to conduct its business, (iii) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its business requires such qualification, except where a failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect, and (iv) is in compliance with all Requirements of Law except where the failure to be in compliance could not reasonably be expected to have a Materially Adverse Effect and has not received any notice of any violation of any Requirement of Laws that could reasonably be expected to have a Materially Adverse Effect.

      Section 7.02. Organizational Power; Authorization. Each Credit Party has the corporate or other organizational power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent, Governmental Approval, authorization of, or registration or filing with, any Person under any material Contractual Obligation, with any Person under the articles of incorporation or bylaws of any Credit Party, or with any Governmental Authority is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party of the Credit Documents to which it is a party or any of the transactions contemplated thereby, other than such consents, Governmental Approvals, authorizations, registrations or filings which have been made or obtained and are in full force and effect.

      Section 7.03. Enforceable Obligations. This Agreement has been duly executed and delivered, and each other Credit Document will be duly executed and delivered, by the Credit Parties, and this Agreement constitutes, and each other Credit Document when executed and delivered will constitute, legal, valid and binding obligations of the Credit Parties, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

      Section 7.04. No Legal Bar. The execution, delivery and performance by the Credit Parties of the Credit Documents to which it is a party will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations, articles of incorporation or bylaws.

      Section 7.05. No Material Litigation. Except as set forth on schedule 7.05, no litigation, investigations or proceedings of or before any Governmental Authority are pending or, to the knowledge of any Credit Party, threatened by or against any of the Consolidated Companies, or against any of their respective properties or revenues, existing or future (a) with respect to any Credit Document or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Materially Adverse Effect.

      Section 7.06. Investment Company Act, Etc. No Credit Party is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended). Other than the provisions of ss.151 of the Companies Act of 1985, no Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed, guarantee such indebtedness, or pledge its assets to secure such indebtedness, as contemplated hereby or by any other Credit Document.

      Section 7.07. Margin Regulations. No part of the proceeds of any of the Loans will be used for any purpose which violates, or which would be inconsistent or not in compliance with, the provisions of the applicable Margin Regulations.

      Section 7.08. Compliance With Environmental Laws. Except as set forth on
Schedule 7.08 or as would not reasonably be expected to result in penalties, fines, claims or other liabilities (including, without limitation, remediation costs and expenses) to the Consolidated Companies in amounts in excess of $100,000 either individually or in the aggregate:

            (a) The Consolidated Companies have received no notices of claims or potential liability under, and are in compliance with, all applicable Environmental Laws.

            (b) None of the Consolidated Companies has received during the period from January 1, 1990 through the date of this Agreement, any notice of violation, or notice of any action, either judicial or administrative, from any Governmental Authority (whether United States or foreign) relating to the actual or alleged violation of any Environmental Law, including, without limitation, any notice of any actual or alleged spill, leak, or other release of any Hazardous Substance, waste or hazardous waste by any Consolidated Company or its employees or agents, or as to the existence of any contamination on any properties owned by any Consolidated Company.

            (c) The Consolidated Companies have obtained, and are in compliance with, all necessary governmental permits, licenses and Governmental Approvals which are material to the operations conducted on their respective properties, including without limitation, all required permits, licenses and approvals for
(i) the emission of air pollutants or contaminates, (ii) the treatment or pretreatment and discharge of waste water or storm water, (iii) the treatment, storage, disposal or generation of hazardous wastes, (iv) the withdrawal and usage of ground water or surface water, and (v) the disposal of solid wastes.

      Section 7.09. Insurance. All insurance currently maintained by the Consolidated Companies is described on Schedule 7.09. The Consolidated Companies currently maintain insurance with respect to their respective properties and businesses, with financially sound and reputable insurers, having coverages against losses or damages of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances. The Consolidated Companies have paid all of insurance premiums now due and owing with respect to such insurance policies and coverages, and such policies and coverages are in full force and effect.

      Section 7.10. No Default. None of the Consolidated Companies is in default under or with respect to any Contractual Obligation in any respect which has had or could reasonably be expected to have a Materially Adverse Effect.

      Section 7.11. No Burdensome Restrictions. None of the Consolidated Companies is a party to or bound by any Contractual Obligation or Requirement of Law which has had or could reasonably be expected to have a Materially Adverse Effect.

      Section 7.12. Taxes. Each of the Consolidated Companies have filed or caused to be filed all material declarations, reports and tax returns which are required to have been filed, and has paid all taxes, custom duties, levies, charges and similar contributions ("taxes" in this Section 7.12) shown to be due and payable on said returns or on any assessments made against it or its properties, and all other taxes, fees or other charges imposed on it or any of its properties by any Governmental Authority (other than those (i) the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided in its books and (ii) for which an extension has been filed); and no tax liens have been filed and, to the knowledge of any Consolidated Company, no claims are being asserted with respect to any such taxes, fees or other charges.

      Section 7.13. Subsidiaries. Except as set forth on Schedule 7.13, the Borrowers have no Subsidiaries, and no Consolidated Company is a joint venture partner or general partner in any partnership. Each Subsidiary listed in Part A of Schedule 7.13 is an Active Subsidiary and each Subsidiary listed in Part B of
Schedule 7.13 is a Dormant Subsidiary.

      Section 7.14. Financial Statements. The Domestic Borrower and the Sterling Borrower have furnished to the Administrative Agent (i) the audited consolidated balance sheet of the Domestic Borrower and its consolidated subsidiaries as at September 30, 1999 and of Sterling Borrower and its consolidated subsidiaries as at June 30, 1999, as well as the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, including in each case the related schedules and notes, (ii) the unaudited consolidated balance sheet of the Domestic Borrower and its consolidated subsidiaries for the Fiscal Quarters ending December 31, 1999 and March 31, 2000 and of the Sterling Borrower and its consolidated subsidiaries for the six month period ending December 31, 1999 and the Fiscal Quarter ending March 31, 2000, and the related unaudited consolidated statements of income, shareholders' equity, and cash flows for each of the periods then ended, (iii) the Pro Forma Balance Sheet which was based on the unaudited consolidated balance sheet of the Domestic Borrower dated as of March 31, 2000, and (iv) the Projections. The foregoing financial statements fairly present in all material respects the financial condition of the Domestic Borrower and its consolidated subsidiaries and of the Sterling Borrower and its consolidated subsidiaries as at the dates thereof and results of operations for such periods in conformity with GAAP consistently applied. The Consolidated Companies taken as a whole do not have any material contingent obligations, contingent liabilities, or material liabilities for known taxes, long-term leases or unusual forward or long-term commitments not reflected in the foregoing financial statements or the notes thereto. Since September 30, 1999 there have been no changes with respect to the Domestic Borrower and its consolidated subsidiaries or with respect to the Sterling Borrower and its consolidated subsidiaries which have had or could reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect.

      Section 7.15. ERISA. Except as disclosed on Schedule 7.15:

            (a) Identification of Plans. (1) None of the Consolidated Companies maintains or contributes to or has an obligation to contribute to, a Plan that is an "employee pension benefit plan" as defined in Section 3(2) of ERISA or any plan, program or arrangement that provides for deferred compensation, (2) none of the Consolidated Companies nor any of their respective ERISA Affiliates in the last five years has maintained or contributed to or has had an obligation to contribute to, a Plan that is subject to Title IV of ERISA, and (3) none of the Consolidated Companies maintains or contributes to any Foreign Plan;

            (b) Compliance. Each Plan maintained by a Consolidated Company is by its terms and in operation, in substantial compliance with all applicable laws, and no Consolidated Company has been assessed, and to the knowledge of Borrowers, is subject to, any tax or penalty with respect to any Plan of such Consolidated Company or any ERISA Affiliate thereof, including without limitation, any tax or penalty under Title I or Title IV of ERISA or under Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404, or 419 of the Tax Code;

            (c) Liabilities. The Consolidated Companies have not been assessed and to the knowledge of the Borrowers are not subject to, any material monetary liabilities (including withdrawal liabilities) with respect to any Plans or Foreign Plans of such Consolidated Companies or any of their ERISA Affiliates, including without limitation, any liabilities arising from Titles I or IV of ERISA, other than obligations to fund benefits under an ongoing Plan and to pay current contributions, expenses and premiums with respect to such Plans or Foreign Plans;

            (d) Funding. The Consolidated Companies and, with respect to any Plan which is subject to Title IV of ERISA, each of their respective ERISA Affiliates, have made full and timely payment of all amounts (A) required to be contributed under the terms of each Plan and applicable law, and (B) required to be paid as expenses

(including PBGC or other premiums) of each Plan, and no Plan subject to Title IV of ERISA has an "amount of unfunded benefit liabilities" (as defined in Section 4001 (a)(18) of ERISA), determined as if such Plan terminated on any date on which this representation and warranty is deemed made. The Consolidated Companies are subject to no liabilities with respect to post-retirement medical benefits;

            (e) Prohibited Transactions. No Consolidated Company has engaged in, or has any knowledge of, any non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Tax Code) with respect to any Plan.

            (f) Qualification of Plans. A favorable determination as to the qualification under Section 401(a) of the Tax Code has been made by the Internal Revenue Service with respect to each Plan intended to be qualified under Section 401(a) of the Tax Code and, to the best knowledge of each of the Consolidated Companies, nothing has occurred since the date of such determination that could adversely affect such qualification.

            (g) Withdrawal. None of the Consolidated Companies nor any of their respective ERISA Affiliates has:

                  (i) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA,

                  (ii) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA,

                  (iii) ceased making contributions to any "employee pension benefit plan" subject to the provisions of Section 4064(a) of ERISA to which any of the Consolidated Companies or any of their respective ERISA Affiliates made contributions,

                  (iv) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan so as to incur withdrawal liability under Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Sections 4207 or 4208 of ERISA), or

                  (v) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable and which could reasonably be expected to result in liability for any of the Consolidated Companies.

            (h) Proceedings. There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of any Consolidated Companies, which could reasonably be expected to be asserted, against any Plan maintained for employees or the assets of any such Plan. No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA, is pending or, to the best knowledge of any of the Consolidated Companies, threatened against any fiduciary or any Plan.

      Section 7.16. Patents, Trademarks, Copyrights, Licenses, Etc. (x) The Consolidated Companies have obtained and hold in full force and effect or have the right to use all material patents, trademarks, service marks, trade names, copyrights, licenses and other such rights, free from burdensome restrictions, which are necessary for the operation of their respective businesses as presently conducted, and (y) no product, process, method, service or other item presently sold by or employed by any Consolidated Company in connection with such business infringes any patents, trademark, service mark, trade name, copyright, license or other right owned by any other Person, and (z) there is not presently pending, or to the knowledge of any Consolidated Company, threatened, any material claim or litigation against or affecting any Consolidated Company contesting such Person's right to sell or use any such product, process, method, substance or other item.

      Section 7.17. Ownership of Property. Each Consolidated Company has good and marketable fee simple title to or a valid leasehold interest in all of its real property and good title to, or a valid leasehold interest in, all of its other property, as such properties are reflected in the consolidated balance sheet of the such Credit Party as of September 30, 1999 referred to in Section 7.14, other than properties disposed of in the ordinary course of business since such date, subject to no Lien or title defect of any kind, except Permitted Liens. Each Credit Party enjoys peaceful and undisturbed possession under all of their respective leases.

      Section 7.18. Indebtedness. Except as set forth on Schedule 9.01, none of the Consolidated Companies is an obligor in respect of any Indebtedness for borrowed money in a principal amount of $250,000 or more, or any commitment to create or incur any Indebtedness for borrowed money in a principal amount of $250,000 or more.

      Section 7.19. Financial Condition. On the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Credit Documents, (i) the assets of each Credit Party, at fair valuation and based on their present fair saleable value on a going concern, will exceed such Credit Party's debts, including contingent liabilities, as such liabilities may be limited under the express terms of any Guaranty Agreement, (ii) the remaining capital of each Credit Party will not be unreasonably small to conduct such Credit Party's business, and (iii) no Credit Party will have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Section 7.19, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

      Section 7.20. Labor Matters. There are no strikes, lockouts or other material labor disputes or grievances against any of the Consolidated Companies, or, to any Credit Party's knowledge, threatened against or affecting any Consolidated Company, and no significant unfair labor practice, charges or grievances are pending against any Consolidated Company, to any Credit Party's knowledge, threatened against any of them before any Governmental Authority. All payments due from the any Consolidated Company pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of such Consolidated Company, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect.

      Section 7.21. Payment or Dividend Restrictions. Except as described on
Schedule 7.21, none of the Consolidated Companies is party to or subject to any agreement or understanding restricting or limiting the payment of any dividends or other distributions by any such Consolidated Companies.

      Section 7.22. Representations and Warranties Relating to Accounts. With respect to all Eligible Accounts, each Borrower hereby warrants and represents to the Administrative Agent and the Lenders that:

                  (i) They are genuine and in all respects what they purport to be, and they are not evidenced by judgments;

                  (ii) They arise out of completed, bona fide sales of goods or rendition of services by the Domestic Borrower or the Sterling Borrower, as the case may be, in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between the Domestic Borrower or the Sterling Borrower, as the case may be, and the Account Debtor,

                  (iii) They are for liquidated amounts maturing as stated in the duplicate invoice covering such sale or rendition of services, copies of which have been furnished or are available to the Administrative Agent;

                  (iv) Neither the Domestic Borrower nor the Sterling Borrower has made an agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by the Domestic Borrower or the Sterling Borrower, as the case may be, in the ordinary course of its business for prompt payment or volume purchases and which are reflected in the calculation of the net amount of each respective invoice related thereto;

                  (v) There are no facts, events or occurrences of which the Domestic Borrower or the Sterling Borrower has knowledge which in any way impair the validity or enforceability thereof or which will reduce the amount payable thereunder from the face amount of the invoice and statements delivered to the Administrative Agent with respect thereto;

                  (vi) To the best of the Domestic Borrower's knowledge and the Sterling Borrower's knowledge, the Account Debtors thereunder had the capacity to contract at the time any contract or other document giving rise to the Accounts were executed and such Account Debtors are solvent; and

                  (vii) No Borrower has knowledge of any fact or circumstance which would impair the validity or collectibility of the Accounts, and to the best of the Domestic Borrower's and the Sterling Borrower's knowledge there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

      Section 7.23. Representations and Warranties Relating to Inventory. Except as specifically disclosed to and acknowledged by the Administrative Agent in writing, with respect to all Eligible Inventory reflected in a Borrowing Base Certificate, the Administrative Agent may rely upon all statements, warranties, or representations made in such Borrowing Base Certificate in determining the classification of such Inventory and in determining which items of Inventory listed in such Borrowing Base Certificate are Eligible Inventory as of the date of such Borrowing Base Certificate.

      Section 7.24. Ownership of Stock of the Borrowers. As of the Closing Date, the Stock of the Consolidated Companies, other than the Domestic Borrower, is owned by the parties listed on Schedule 7.24 in the amounts set forth on such schedule. Except as described on Schedule 7.24 attached hereto, no Borrower has outstanding any stock or securities convertible into or exchangeable for any shares of its Stock, nor are there any preemptive or similar rights to subscribe for or to purchase, or any other rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims or any character relating to, any Stock or any stock or securities convertible into or exchangeable for any Stock. Except as set forth on Schedule 7.24 hereto, each Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Stock or to register any shares of its Stock, and there are no agreements restricting the transfer of any shares of the Company's Stock

      Section 7.25. Disclosure. No representation or warranty contained in the Credit Documents or in any other document furnished from time to time to the Administrative Agent or the Lenders by the Borrowers, their advisors, counsel or representatives pursuant to the terms of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading as of the date made or deemed to be made. Except as may be set forth herein, there is no fact known to any Credit Party which has had, or is reasonably expected to have, a Materially Adverse Effect.

      Section 7.26. Subordination of Subordinated Indebtedness. This Agreement, and all amendments, modifications, extensions, renewals, refinancings and refundings hereof, constitute the "Senior Credit Agreement" within the meaning of the Senior Subordination Agreement; this Agreement, together with each of the other Credit Documents and all amendments, modifications, extensions, renewals, refinancings and refundings hereof and thereof, constitute "Senior Credit Documents" within the meaning of the Senior Subordination Agreement; and the Domestic Revolving Loans, the Domestic Swingline Loans, the Sterling Loans, and the Term B Loan, the L/C Obligations and all other Obligations of the Borrower to the Lenders, the Domestic Issuing Bank, the UK Issuing Bank, the Domestic Swingline Lender, the UK Swingline Lender and the Administrative Agent under this Agreement, the Notes and all other Credit Documents, and all amendments, modifications, extensions, renewals, refundings or refinancings of any of the foregoing constitute "Senior Indebtedness" of the Borrower within the meaning of the Senior Subordination Agreement, and the holders thereof from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" pursuant to the Senior Subordination Agreement.

                                 ARTICLE VIII.

                              AFFIRMATIVE COVENANTS

      Until all Commitments have been terminated and all Obligations have been paid in full, each Borrower agrees to, and to cause each of its Subsidiaries to:

      Section 8.01. Organizational Existence Etc. Except as permitted by Section 9.03, preserve and maintain its corporate or other organizational existence, its rights, franchises, and licenses, and its patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation or other organization in all jurisdictions where it conducts business or other activities making such qualification necessary except where a failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect.

      Section 8.02. Compliance with Laws, Etc. Comply with all Requirements of Law (including, without limitation, the Environmental Laws and ERISA) and Contractual Obligations applicable to or binding on any of them, except where a failure to comply could not reasonably be expected to have a Materially Adverse Effect.

      Section 8.03. Payment of Taxes and Claims, Etc. Pay (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and
(ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto in accordance with GAAP, or in the case of any Foreign Subsidiary, generally accepted accounting principles in such Foreign Subsidiary's jurisdiction of organization, and subject to maintenance of reasonable reserves and extensions permitted by the relevant taxing authorities.

      Section 8.04. Keeping of Books. Keep proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions which are required to be maintained in order to prepare the consolidated financial statements of the Borrowers and their Subsidiaries in conformity with GAAP, or in the case of any Foreign Subsidiary, generally accepted accounting principles in such Foreign Subsidiary's jurisdiction of organization, in all material respects.

      Section 8.05. Visitation, Inspection, Collateral Appraisals and Audits,
Etc

            (a) Permit any representative of the Administrative Agent or any Lender to visit and inspect any of its property, to conduct audits of the Collateral (including without limitation all Accounts and Inventory and all records relating thereto), to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Administrative Agent or any Lender may reasonably request after reasonable prior notice to the Borrower Representative; provided, however, if a Default or an Event of Default has occurred and is continuing, no prior notice shall be required. All reasonable expenses incurred by the Administrative Agent and, at anytime after the occurrence and during the continuance of a Default or an Event of Default, any Lenders in connection with any such visit, inspection, audit, examination and discussions shall be borne by the Domestic Borrower.

            (b) Deliver to the Lenders (x) such field audits of all Accounts and Inventory of the Credit Parties as the Required Lenders may reasonably request at any time and from time to time, such field audits to be conducted by auditors, and in form and substance, satisfactory to the Required Lenders, and
(y) such appraisals of the fixed assets of the Credit Parties (including, without limitation all Equipment) as the Required Lenders may request at any time and from time to time, such appraisals to be conducted by an appraiser, and in form and substance, reasonably satisfactory to the Required Lenders, in each case conducted at the expense of the Domestic Borrower no more frequently than annually, unless an Event of Default has occurred and is continuing, at which time such field audits and appraisals shall be conducted at the expense of Domestic Borrower as frequently as the Required Lenders shall request. The appraiser used by Borrowers in connection with the appraisals delivered to Lenders on or before the Closing Date shall be acceptable to Lenders.

            (c) Within 120 days of the Closing Date, deliver to the Lenders appraisals of the fixed assets of the Credit Parties (including, without limitation, Equipment and real property) of the properties located at (i) Van-Line Ltd., Britannia House, Beza Road, Hunsiet Leeds, LS10 2BR, England and
(ii) BMAC Ltd., Broadway, Hyde Cheshire, SK14 4QF, England, such appraisals to be conducted by an appraiser, and in form and substance, reasonably satisfactory to the Required Lenders, in each case conducted at the expense of the Domestic Borrower.

      Section 8.06. Insurance; Maintenance of Properties.

            (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kind customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts as is customary for such companies under similar circumstances; provided, however, that in any event each Borrower shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement.

            (b) Cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of the Borrowers as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times and except where a failure to do so could not reasonably be expected to have a Materially Adverse Effect;

            (c) Net Casualty/Insurance Proceeds must be applied either (i) to the payment of the Obligations, or (ii) to the repair and/or restoration of the Collateral within one hundred eighty days (180) days of the receipt of the proceeds of such Casualty or Condemnation. If an Event of Default has occurred and is continuing, the Administrative Agent at the direction of the Required Lenders, shall determine the manner in which the Net Casualty/Insurance Proceeds are to be applied. If the cost to repair the Collateral exceeds $1,000,000, then, in such event, the Credit Party and the Administrative Agent shall mutually determine the manner in which the Net Casualty/Insurance Proceeds are to be applied; provided that, in the event the Credit Party and Administrative Agent do not come to a mutually satisfactory determination of the manner in which the Net/Casualty/Insurance Proceeds are to be applied the Administrative Agent shall make the determination in its reasonable discretion.

      Section 8.07. Reporting Covenants. Furnish to each Lender (except that the Borrowing Base Certificates required pursuant to subsection (e) below shall be furnished only to each Revolving Lender):

            (a) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each Fiscal Year, balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated basis, and the related statements of income, retained earnings and cash flows of the Consolidated Companies for such Fiscal Year, presented on a consolidated basis, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of Deloitte & Touche LLP or other independent public accountants of comparable recognized national standing, which such report shall be unqualified as to going concern and scope of audit, with the exception of the September 30, 2000 audit, and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such Fiscal Year, and the results of operations and statements of cash flows of the Consolidated Companies for such Fiscal Year in accordance with GAAP and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards;

            (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each Fiscal Quarter that is not the end of a Fiscal Year, balance sheets of the Consolidated Companies and the Sterling Borrower as at the end of such Fiscal Quarter presented on a consolidated basis and the related statements of income, retained earnings and cash flows of the Consolidated Companies and the Sterling Borrower for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Domestic Borrower's and the Sterling Borrower's previous Fiscal Year and, commencing January 1, 2002, setting forth in comparative form the figures for the corresponding quarter and the corresponding portion of the Consolidated Companies' previous Fiscal Year, all in reasonable detail, and certified by the chief financial officer of the Domestic Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies and the Sterling Borrower as at the end of such Fiscal Quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies and the Sterling Borrower for such Fiscal Quarter and such portion of the Fiscal Year, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes). In addition, as soon as available and in any event within 40 days after the end of each month that is not the end of a Fiscal Quarter and within 45 days after the end of each month that is also the end of a Fiscal Quarter, balance sheets of the Consolidated Companies and the Sterling Borrower as at the end of such month presented on a consolidated basis and the related statements of income, retained earnings and cash flows of the Consolidated Companies and the Sterling Borrower for such month, all in reasonable detail, and certified by the chief financial officer of the Domestic Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies and the Sterling Borrower as at the end of such month on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies and the Sterling Borrower for such month, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes);

            (c) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsection (a) and with the financial statements required pursuant to subsection (b) above for the Fiscal Quarter or month as applicable, a certificate of a Senior Officer substantially in the form of Exhibit G, to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, to his knowledge, (i) there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, (ii) demonstrating in reasonable detail calculations demonstrating compliance with
Section 8.08 and Section 9.12 as at the end of such Fiscal Year or such Fiscal Quarter, (iii) stating whether any change in GAAP or the application thereof has occurred since the date of the Domestic Borrower's most recently delivered audited financial statements, and (iv) listing the outstanding balance of all Intercompany Notes as of the end of such period.

            (d) Auditor's No Default Certificate. Together with the financial statements required pursuant to subsection (a) above, a certificate of the accountants who prepared the report referred to therein, (i) to the effect that during the course of their audit, they have found no Default or Event of Default under this Agreement, or if there exists a Default or Event of Default hereunder, specifying the nature thereof and (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year with Section 8.08 and
Section 9.12;

            (e) Borrowing Base Certificates and Accounts Receivable Aging Report. No later than 30 days after the end of each Fiscal Month or more frequently as requested by the Administrative Agent, (x) a Borrowing Base Certificate as of the end of the immediately preceding Fiscal Month, setting forth the Eligible Accounts and

Eligible Inventory owned by the Domestic Borrower and the Sterling Borrower and a categorical breakdown of all Eligible Inventory as of such date, and (y) an accounts receivable aging report as of the end of the immediately preceding Fiscal Month;

            (f) Notice of Default under Credit Documents. Promptly after any Credit Party has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of the Borrower Representative specifying the nature thereof and the proposed response thereto;

            (g) Notice of Default under Other Indebtedness. Immediately upon its receipt thereof, furnish to the Administrative Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of any Subordinated Debt or any other Indebtedness referred to in Section 9.01 (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)), where such notice states or claims the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness;

            (h) Litigation. Promptly after (i) the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any property of any thereof, for which the amount in controversy could reasonably be expected to exceed $1,000,000, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration;

            (i) Environmental Notices. Promptly after receipt thereof, notice of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any Governmental Authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which could reasonably be expected to result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $500,000;

            (j) ERISA. Promptly after the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (A) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30-day notice to the PBGC under such regulations), or (B) any other event which could reasonably be expected to subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Tax Code, or any tax, penalty or liability (other than amounts that become payable in the normal operation of any Plan) under any Requirement of Law applicable to any Foreign Plan, where any such taxes, penalties or liabilities exceed or could reasonably be expected to exceed $500,000 in the aggregate;

                  (i) Promptly after such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 304, 307, 4041(a)(2) of ERISA or under
Section 401(a)(29) or 412 of the Tax Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof,

                  (ii) Promptly after receipt, any notice received by any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other Governmental Authority to terminate a Plan of such Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Consolidated Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Tax Code;

                  (iii) Upon the request of the Administrative Agent, promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

                  (iv) Upon the request of the Administrative Agent, (A) true and complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL, (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof,

                  (v) Promptly upon any Consolidated Company becoming aware thereof, notice that (i) any material contributions to any Foreign Plan have not been made by the required due date for such contribution and such default cannot immediately be remedied, (ii) any Foreign Plan is not funded to the extent required by the law of the jurisdiction whose law governs such Foreign Plan based on the actuarial assumptions reasonably used at any time, or (iii) a material change is anticipated to any Foreign Plan that may have a Materially Adverse Effect.

            (k) Liens. Promptly upon any Consolidated Company becoming aware thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than Permitted Liens;

            (l) Public Filings, Etc. Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly, monthly and special reports, proxy statements and notices sent or made available generally by any Borrowers to their public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange, and of all press releases and other statements published in accordance with guidelines issued by the Securities and Exchange Commission;

            (m) Accountants' Reports. Promptly upon receipt thereof, copies of all financial statements of, and all reports submitted by, independent public accountants to any Borrower in connection with each annual, interim, or special audit of such Borrower's financial statements, including without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

            (n) Subordinated Debt and Equity Notices. As soon as practicable, copies of all material written notices given or received by any Credit Party with respect to any Subordinated Debt or Stock of such Person, and, within two
(2) Business Days after any Credit Party obtains knowledge of any matured or unmatured event of default with respect to any Subordinated Debt, notice of such event of default;

            (o) Other Information. With reasonable promptness, such other information about the Consolidated Companies as the Administrative Agent or any Lender may reasonably request from time to time.

      Section 8.08. Financial Covenants.

            (a) Maximum Leverage Ratio. Maintain at all times, calculated as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending December 31, 2002, and thereafter, a Leverage Ratio of no greater than 5.50:1.00.

            (b) Minimum Fixed Charge Coverage Ratio. Maintain at all times, calculated as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending on December 31, 2002 and thereafter, a Fixed Charge Coverage Ratio of not less than 1.00:1.00.

            (c) Minimum Consolidated Adjusted EBITDA. Maintain at all times, calculated as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter beginning on July 1, 2001, the Minimum

Consolidated Adjusted EBITDA (prior to any audit adjustments) shall be not less than (i) $750,000 for the Fiscal Quarter ending September 30, 2001 (excluding cash charges for restructuring the Consolidated Companies in the amount no more than $1,000,000), (ii) $2,004,000 for the Fiscal Quarter ending December 31, 2001, (iii) $1,566,000 for the Fiscal Quarter ending March 31, 2002, (iv) $2,984,000 for the Fiscal Quarter ending June 30, 2002, and (iv) $3,446,000 for the Fiscal Quarter ending on September 30, 2002.

      Section 8.09. Additional Credit Parties.

            (a) In the event that, subsequent to the Closing Date, any Person becomes a Domestic Subsidiary of any Borrower, whether pursuant to an acquisition or otherwise, (x) the Borrower Representative shall promptly notify the Administrative Agent and the Lenders of the creation or acquisition of such Domestic Subsidiary and (y) the Borrowers shall cause such Person (i) to become a party to a Guaranty Agreement as a new Guarantor, (ii) to grant a lien in all of its personal property by joining the appropriate Security Agreement or executing a new Security Agreement and filing such UCC-1 financing statements or similar instruments required by the Administrative Agent, (iii) if such Domestic Subsidiary owns Stock in another Person, to become a party to the appropriate Pledge Agreement, and (iv) to provide all relevant documentation with respect thereto and to take such other actions as such Domestic Subsidiary would have provided and taken pursuant to Section 6.01 if such Domestic Subsidiary had been a Credit Party on the Closing Date. In addition, such Borrower shall, or shall cause its Subsidiary owning such Person, to pledge all of the stock of such Person to the Administrative Agent as security for the Obligations pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent and the Lenders, and to deliver the original stock certificates evidencing such shares to the Administrative Agent, together with appropriate stock powers executed in blank. Each Borrower agrees that, following the delivery of any Collateral Documents required to be executed and delivered by this Section 8.09(a), the Administrative Agent shall have a valid and enforceable first priority Lien on the respective Collateral covered thereby, free and clear of all Liens other than Permitted Liens. All actions to be taken pursuant to this
Section 8.09(a) shall be at the expense of the Domestic Borrower or the applicable Credit Party, shall be taken to the reasonable satisfaction of the Administrative Agent, and shall be taken within thirty (30) days following the date such Person becomes a Credit Party, whether pursuant to an acquisition or otherwise.

            (b) In the event that, subsequent to the Closing Date, any Person becomes a Material Foreign Subsidiary of any Borrower, whether pursuant to an acquisition or otherwise, (x) the Borrower Representative shall promptly notify the Administrative Agent and the Lenders of the creation or acquisition of such Material Foreign Subsidiary and, at the request of the Administrative Agent (y) the Borrowers shall, subject to compliance with applicable laws, cause such Person (i) to execute a Guaranty Agreement as a new Guarantor, (ii) to grant a lien in all of its personal property by executing a Security Agreement or other appropriate security instrument and filing financing statements or similar instruments required by the Administrative Agent, (iii) if such Foreign Subsidiary owns Stock in another Person, to execute a Pledge Agreement, and (iv) to provide all relevant documentation with respect thereto and to take such other actions as such Material Foreign Subsidiary would have provided and taken pursuant to Section 6.01 if such Material Foreign Subsidiary had been a Credit Party on the Closing Date. In addition, Borrowers shall, or shall cause its Subsidiary owning such Person, to pledge all of the stock of such Person to the Administrative Agent as security for the Obligations or Sterling Obligations, as the case may be, pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent and the Lenders, and to deliver the original stock certificates evidencing such shares to the Administrative Agent, together with appropriate stock powers executed in blank. Each Borrower agrees that, following the delivery of any Collateral Documents required to be executed and delivered by this Section 8.09(b), the Administrative Agent shall have a valid and enforceable first priority Lien on the respective Collateral covered thereby, free and clear of all Liens other than Permitted Liens. All actions to be taken pursuant to this Section 8.09(b) shall be at the expense of the Domestic Borrower or the applicable Credit Party, shall be taken to the reasonable satisfaction of the Administrative Agent, and shall be taken within thirty (30) days following the date such Person becomes a Credit Party, whether pursuant to an acquisition or otherwise.

            (c) The Borrowers (other than the Sterling Borrower) shall use all reasonable endeavors to procure that:

                  (i) the Sterling Borrower completes the Whitewash Procedure, executes the Sterling Borrower Guaranty and the UK Security Amendment Agreement as soon as reasonably and legally practicable and in any event no later than December 31, 2001; provided, however, if the Sterling Borrower does not complete the Whitewash Procedure prior to December 31, 2001 the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be increased by 0.50% per annum until such time as the Whitewash Procedure is completed (the "Whitewash Interest Increase"); and

                  (ii) each member of the Sterling Borrower Group (other than Dormant Subsidiaries) and any other member of the Sterling Borrower Group which is or becomes a Material Foreign Subsidiary after the date hereof, delists where necessary, converts to a private company, completes the Whitewash Procedures and executes a UK Subsidiary Guaranty Accession Agreement and a UK Security Accession Agreement as soon as reasonably and legally practicable and in any event no later than December 31, 2001 (or in the case of any subsequent Material Foreign Subsidiary within the later of December 31, 2001 or two months of its becoming a Material Foreign Subsidiary); provided, however, if each member of the Sterling Borrower Group (other than Dormant Subsidiaries) and any other member of the Sterling Borrower Group which is or becomes a Material Foreign Subsidiary after the date hereof does not complete the Whitewash Procedure prior to December 31, 2001 the Applicable Base Rate Margin and the Applicable LIBOR Margin shall be increased by the Whitewash Interest Increase until such time as the Whitewash Procedure is completed (or in the case of any subsequent Material Foreign Subsidiary within the later of December 31, 2001 or two months of its becoming a Material Foreign Subsidiary).

            (d) For purposes of this Section 8.09, if any UK Subsidiary that is a Dormant Subsidiary as of the Closing Date becomes an Active Subsidiary, the Borrowers shall and shall cause to be taken all actions as would be required of the Borrowers and their Subsidiaries under subsections 8.09(a), 8.09(b) and 8.09(c) if such Active Subsidiary were acquired by one of the Borrowers or any of their Subsidiaries after the Closing Date.

      Section 8.10. Subordinated Debt Placement; Equity Issuance. (a) On or prior to the Closing Date, the Administrative Agent shall have received (i) documentation satisfactory to the Administrative Agent and the Lenders in their sole discretion evidencing the Domestic Borrower's incurrence of not less than Eight Million Eight Hundred Thousand Dollars ($8,800,000) in Subordinated Debt and (ii) documentation satisfactory to the Administrative Agent and the Lenders in their sole discretion evidencing issuance of equity securities to Sun Capital Holdings, LLC, the cash proceeds of which shall be Three Million Dollars ($3,000,000).

            (b) The cash proceeds of the Subordinated Debt placement and the issuance of equity securities to Sun Capital Holdings, LLC shall be applied (i) first, to the June 30, 2001, principal payment on the Term A Loan in the amount of Six Hundred Twenty-five Thousand Dollars ($625,000) and the Term B Loan in the amount of Six Hundred Twenty-five Thousand Dollars ($625,000), (ii) second, to the reduction of the Domestic Revolving Loan in an amount not to exceed Seven Million Dollars ($7,000,000), (iii) third, to the payment of the $400,000 fee to Sun Catalina Holdings, LLC and (iv) fourth, in accordance with Section 5.08(e).

      Section 8.11. Acquisition Financing Indemnity The Holdings Borrower shall on demand indemnify each Finance Party against any loss or liability which that Finance Party suffers or incurs as a consequence of any litigation proceeding arising, pending or threatened against that Finance Party as a result of the Recommended Cash Offers (whether or not made) or of it agreeing to finance or refinance any acquisition by the Holdings Borrower or any person acting in concert with the Holdings Borrower of any Shares ("relevant litigation") except to the extent caused by its gross negligence or willful misconduct or breach by it of any law or regulation to which it is subject. A Finance Party shall notify the Holdings Borrower promptly upon becoming aware of any relevant litigation and shall keep the Holdings Borrower informed of its progress.

      Section 8.12. Hong Kong Reorganization. Within 10 Business Days after the effectiveness of the Hong Kong Reorganziation the Domestic Borrower must, pursuant to the Hong Kong Stock Pledge, pledge 100% of the Stock of Go-Gro Industries to the Administrative Agent by delivering to the Administrative Agent a duly executed counterpart of the Amendment to the Hong Kong Pledge Agreement, together with (a) the original stock certificate of Go-Gro Industries evidencing the issued and outstanding shares of capital stock pledged to the Administrative Agent pursuant to the Hong Kong Pledge Agreement, and (b) a stock power executed in blank.

      Section 8.13. Mortgage on Tupelo Warehouse. The Domestic Borrower shall, as soon as practicable but in any event on or before the forty fifth (45) day after the Closng Date, execute and deliver all Tupelo Warehouse Mortgage Documents required by the Administrative Agent in respect of the Tupelo Warehouse, together with (i) a mortgage policy in form and substance and in an amount satisfactory to the Administrative Agent, (ii) a current as-built boundary line survey, certified by a licensed surveyor, for the Tupelo Warehouse, sufficient in form and substance to allow the issuer of the mortgage policy to issue same without regard to any survey exception, and (iii) a Phase I Environmental Site Assessment Report (consistent with American Society of Testing and Materials Standard E1527-94, and applicable state requirements) in form and substance satisfactory to the Administrative Agent and prepared by environmental engineers satisfactory to the Administrative Agent.

      Section 8.14. Non-Core UK Share Pledge. The Consolidated Companies shall provide to Lenders simultaneously with the delivery of the Non-Core UK Share Pledge an opinion of Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Lenders which shall include an opinion that the Non-Core UK Share Pledge does not create any adverse tax consequences to any of the Borrowers.

                                  ARTICLE IX.

                               NEGATIVE COVENANTS

      Until all Commitments have been terminated and all Obligations have been paid in full, the Borrowers will not, and will not permit any of their Subsidiaries to:

      Section 9.01. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, other than:

            (a) Indebtedness under this Agreement and any other Credit Document;

            (b) Indebtedness existing on the Closing Date and described on
Schedule 9.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or shorten the maturity thereof;

            (c) Subordinated Debt incurred pursuant to Section 8.10;

            (d) So long as no Event of Default is occurring and is continuing, purchase money Indebtedness and Capital Lease Obligations to the extent secured by a Lien permitted by Section 9.02(f) and incurred in an amount not to exceed $1,000,000 in any one Fiscal Year after the Closing Date;

            (e) Sale-Lease Back Transactions permitted under Section 9.07;

            (f) unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business and either (i) not more than 90 days past due, or (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP;

            (g) Indebtedness consisting of contingent obligations under indemnities, guarantees, and reimbursement agreements in favor of Persons issuing surety bonds, guarantees and similar undertakings issued to support performance obligations of any of the Consolidated Companies incurred in the ordinary course of business;

            (h) Indebtedness consisting of insurance premiums financed with the insurance company to whom such insurance premiums are due in an amount not to exceed $1,500,000;

            (i) Indebtedness consisting of intercompany loans and advances made by the Domestic Borrower to any Guarantor, by the Holdings Borrower to the Sterling Borrower or by the Sterling Borrower to any of the UK Subsidiaries that are also Credit Parties; provided that (i) the borrower under each Intercompany Note shall execute a demand note on the Original Closing Date (the "Intercompany Notes") to evidence any such intercompany Indebtedness, which Intercompany Notes shall be in form and substance satisfactory to the Administrative Agent, and shall be pledged to the Administrative Agent pursuant to one of the Pledge Agreements or one of the Security Agreements, as applicable, (ii) the Borrowers shall record all intercompany transactions on their books and records in a manner reasonably satisfactory to Administrative Agent, (iii) the obligations of each borrower under any such Intercompany Notes shall be subordinated to its obligations under its respective guarantee, if any, (iv) at the time any such intercompany loan or advance is made by any Borrower to any Guarantor, and after giving effect thereto, the representation and warranty set forth in Section 7.19 is true and correct, and (v) no Default or Event of Default shall have occurred and be continuing or would occur and be continuing after giving effect to any such proposed intercompany loan; and

            (j) Indebtedness incurred by any Consolidated Company that is not a Credit Party in an aggregate amount not to exceed $5,000,000 during the term of this Agreement.

      Section 9.02. Liens. Create, incur, assume or suffer to exist any Lien on any of its property now owned or hereafter acquired other than (each of the following a "Permitted Lien"):

            (a) Liens in favor of the Administrative Agent for the benefit of the Lenders;

            (b) Liens existing on the Closing Date and disclosed on Schedule
9.02;

            (c) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

            (e) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (f) Liens incurred in connection with purchase money Indebtedness permitted pursuant to Section 9.01(d) and with respect to assets acquired by any Credit Party in the ordinary course of business (provided that such Liens attach only to the assets subject to such purchase money debt and such Indebtedness does not exceed 100% of the purchase price of the subject assets);

            (g) Liens incurred in connection with Indebtedness permitted pursuant to Section 9.01(i);

            (h) Liens securing the Subordinated Debt, which shall at all times be subordinate to Liens granted to the Agent on behalf of the lenders under the Security Agreements;

            (i) Liens arising under the Junior Hong Kong Share Pledge; and

            (j) Liens arising under the Non-Core UK Share Pledge.

      Section 9.03. Mergers, Consolidations, Acquisitions, Sales, Etc.

            (a) Enter into any transaction of merger, consolidation, pooling of interest or other combination with any other Person other than (i) a consolidation or merger between any Borrower and a Subsidiary of such Borrower, provided the Borrower is the surviving entity, (ii) any Subsidiary may merge with and into any Credit Party, provided such Credit Party is the surviving entity, (iii) the Acquisition, (iv) the Hong Kong Reorganization, and (v) mergers, consolidations or other combinations by one member of the Hong Kong Group with one or more other members of the Hong Kong Group;

            (b) Sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), other than (i) sales, leases or other dispositions of assets by a Borrower to another Credit Party or a Credit Party to a Borrower, (ii) sales, leases or other dispositions of assets by a Subsidiary to a Credit Party or to the Borrower, (iii) sales of inventory in the ordinary course of business, (iv) sales of obsolete, worn out, excessively damaged or unusable equipment, fixtures or inventory and (v) sales made in accordance with 8.10, the net proceeds of which are paid to the Administrative Agent for the benefit of the Lenders as applied and prescribed in
Section 8.10(b);

            (c) Purchase, lease or otherwise acquire all or any substantial portion of the property or assets (including capital stock) of another Person, other than (i) pursuant to the Acquisition and (ii) so long as no Default or Event of Default shall have occurred and be continuing, any Credit Party may purchase all or any substantial portion of the property or assets of any Person organized under the laws of the United States, the United Kingdom or a member of the European Union, in an aggregate amount not to exceed $5,000,000 during the term of this Agreement; and

            (d) Sales or other dispositions of assets not otherwise permitted by this Section 9.03 in an aggregate amount not to exceed $5,000,000 in any one instance and $10,000,000 in the aggregate.

      Section 9.04. Investments, Loans, Etc. Make, permit or hold, any Investments in any Person, or otherwise create, acquire or hold any Subsidiaries, other than:

            (a) Investments from time to time in any Credit Party;

            (b) Investments existing on the date hereof and described on
Schedule 9.04;

            (c) Investments in the Sterling Borrower pursuant to the Acquisition;

            (d) direct obligations of the United States of America or any agency thereof, or obligations guaranteed by the United States of America or any agency thereof, in each case supported by the full faith and credit of the United States of America and maturing within one year from the date of creation thereof,

            (e) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by a nationally recognized credit rating agency;

            (f) Investments made in connection with acquisitions otherwise permitted under Section 9.03(c);

            (g) time deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any office located in the United States of America or the United Kingdom of any bank or trust company which is organized under the laws of the United States of America or any state thereof or the United Kingdom and has capital, surplus and undivided profits aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company;

            (h) time deposits made in the ordinary course of business by a Consolidated Company other than a Credit Party maturing within one year from the date of creation thereof in an amount not to exceed with, including certificates of deposit issued by, any office located in Canada, Hong Kong or the People's Republic of China, of any bank or trust company which is organized under the laws of the United States of America or any state thereof, the United Kingdom, Canada, Hong Kong or the People's Republic of China, and has capital, surplus and undivided profits aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company;

            (i) Investments made by Plans;

            (j) Investments consisting of intercompany Indebtedness permitted under Section 9.01; and

            (k) Investments in any Consolidated Company in an aggregate amount not to exceed $3,000,000 during the term of this Agreement.

      Section 9.05. Lease Obligations. Create or suffer to exist any obligations for the payment under operating leases or agreements to lease (including all Synthetic Lease Obligations but excluding any obligations under leases required to be classified as capital leases under GAAP) having a term of one year or more which would cause the net annual payments of the Consolidated Companies under such leases or agreements to lease, on a consolidated basis, to exceed $4,500,000 in the aggregate; provided, however, the Borrowers shall be allowed to enter into the Sale-Lease Back Transactions.

      Section 9.06. Restricted Payments. (a) Declare or pay any dividend or distribution on any class of its stock, or (b) make any payment to purchase, redeem, retire or acquire any capital stock or any option, warrant, or other right to acquire such capital stock or such Indebtedness (each, a "Restricted Payment"), other than (i) dividends payable solely in shares of any class of its stock, (ii) cash dividends payable by any Consolidated Company to any other Credit Party and any Consolidated Company that is a member of the Hong Kong Group, (iii) other Restricted Payments made by any wholly owned Subsidiaries to any Borrower, (iv) so long as no Event of Default shall have occurred and be continuing, the Sterling Borrower may pay Ring Preferred Dividends, and (v) payments by the Domestic Borrower to an employee to repurchase any capital stock or options purchased by such employee from the Domestic Borrower pursuant to an employee stock option plan, provided, that the amount used by the Domestic Borrower to repurchase such capital stock or options shall not exceed the original purchase price of such capital stock or options paid by such employee pursuant to the employee stock option plan.

      Section 9.07. Sale and Leaseback Transactions. Sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred, other than Sale-Leaseback Transactions listed on Schedule 9.07; provided, prior to entering into any Sale-Leaseback Transaction, the Consolidated Companies shall deliver to the Administrative Agent a pro forma balance sheet that demonstrates the Consolidated Companies ability to comply with the Section 8.08 after giving effect to such Sale-Leaseback Transaction.

      Section 9.08. Transactions with Affiliates. Other than transactions described on Schedule 9.08:

            (a) Enter into (i) any management contract or arrangement, consulting agreement or arrangement, contract or arrangement relating to the allocation of revenues or expenses or similar contract or arrangement requiring any payments to be made by the Consolidated Companies to any Affiliate, and (ii) any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company, other than on terms and conditions at least as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

            (b) Make any payment or any loan owing to any officer, shareholder, subsidiary or Affiliate, or convey or transfer to any other Person any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such payment, conveyance or transfer any Default or Event of Default exists or would exist as a result of such payment, conveyance or transfer, other than (i) loans to officers of the Domestic Borrower in an aggregate amount not to exceed $450,000 during the term of this Agreement, (ii) loans to officers of Foreign Subsidiaries organized under the laws of Hong Kong in an aggregate amount not to exceed $250,000 during the term of this Agreement, (iii) loans to officers of the Sterling Borrower and the UK Subsidiaries in an amount not to exceed the Sterling equivalent of $100,000 during the term of this Agreement.

      Section 9.09. ERISA. Take or fail to take any action, other than administering any Plan, with respect to such Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Tax Code, including without limitation (i) establishing any such Plan,
(ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, without first obtaining the written approval of the Required Lenders.

      Section 9.10. Additional Negative Pledges. Other than as described on
Schedule 9.10, create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to (i) this Agreement, (ii) the terms of any agreement, instrument or other document pursuant to which any Indebtedness permitted by Section 9.01(d) is incurred by any Consolidated Company, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, and (iii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies.

      Section 9.11. Limitation on Payment Restrictions Affecting Consolidated Companies. Other than as described on Schedule 9.11, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any Indebtedness owed to any Credit Party or any other Consolidated Company, or
(iii) transfer any of its property or assets to any Credit Party or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents or the Subordinated Note Documents.

      Section 9.12. Consolidated Capital Expenditures. Without consent of the Required Lenders, make Consolidated Capital Expenditures in excess of the sum of, (a) Permitted Hong Kong Capital Expenditures and (b) (i) $1,450,000 during the Fiscal Quarters ending June 30, 2001 and September 30, 2001, (ii) $3,750,000 during Fiscal Year 2002, $4,000,000 during Fiscal Year 2003, (iii) $1,500,000 during the Fiscal Quarter ending December 31, 2003.

      Section 9.13. Change in Business. Other than as a consequence of any acquisition permitted by 9.03 (c), enter into, or permit any of their respective Subsidiaries to enter into, any business other than the business presently conducted by the Consolidated Companies taken as a whole or any business reasonably related or complementary thereto.

      Section 9.14. Modification of Corporate Name, Charter, Etc. Make any change in any of their (i) corporate names, articles of incorporation, or similar documents or capital structure that would materially adversely affect the Borrower's ability to perform under any Credit Document, or (ii) accounting practices, business objectives, purposes of operations, Fiscal Month, Fiscal Quarter or Fiscal Year.

      Section 9.15. Changes Related to Subordinated Debt. No Credit Party shall change or amend the terms of any Subordinated Debt (including, without limitation, Subordinated Debt incurred pursuant to Section 8.10) or any agreement executed in connection therewith if the effect of such amendment is to: (a) increase the interest rate on such Subordinated Debt; (b) change the dates upon which payments of principal or interest are due on such Subordinated Debt other than to extend such dates; (c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt; (d) change the redemption or prepayment provisions of such Subordinated Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant additional security or collateral to secure payment of such Subordinated Debt; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights of the holder of such Subordinated Debt in a manner adverse to any Credit Party, Administrative Agent or any Lender.

                                   ARTICLE X.

                                EVENTS OF DEFAULT

      Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

      Section 10.01. Payments. Any Borrower shall fail to pay when due (including, without limitation, by mandatory prepayment) any principal, or any Borrower shall fail to pay any interest, fees or other amount payable in respect of any Obligation and such failure to pay interest, fees or other amounts continues for five (5) days after the date such amount becomes due;

      Section 10.02. Covenants Without Notice. Any Borrower shall fail to observe or perform any covenant or agreement contained in Sections 8.01, 8.05, 8.07, 8.08, 8.09 or Article IX;

      Section 10.03. Other Covenants. Any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Sections 10.01 and 10.02, or in any other Credit Document and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) any Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to the Borrower Representative by the Administrative Agent or any Lender;

      Section 10.04. Representations. Any representation or warranty made or deemed to be made by any Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Administrative Agent or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

      Section 10.05. Non-Payments of Other Indebtedness. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) with an aggregate outstanding or committed principal amount of $500,000 or more;

      Section 10.06. Defaults Under Other Agreements. Any Consolidated Company shall fail to observe or perform within any applicable grace period or fails to secure a waiver regarding any covenants or agreements contained in any agreements or instruments relating to any Subordinated Debt or any other Indebtedness with an aggregate outstanding or committed principal amount of $500,000 or more, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Subordinated Debt or such other Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any Subordinated Debt or any such other Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

      Section 10.07. Bankruptcy. Any Credit Party shall commence a voluntary case concerning itself under the Bankruptcy Code or applicable foreign bankruptcy laws, or an involuntary case for bankruptcy (or a petition for a receiving order) is commenced against any Credit Party and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case, or a custodian, trustee, interim receiver or coordinator (as defined in the Bankruptcy Code), or if any Person presents a petition for the winding up (which is not discharged) or for the administration of any Credit Party under applicable foreign bankruptcy laws or any such order is mad, or if a sequestrator, trustee in bankruptcy, administrative receiver, manager receiver, administrator or similar official under applicable foreign bankruptcy laws is appointed for, or takes charge of, all or any substantial part of the property of any Credit Party; or any Credit Party commences proceedings to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Credit Party or there is commenced against any Credit Party any such proceeding which remains undismissed for a period of 60 days; or any Credit Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Credit Party makes a general assignment for the benefit of creditors; or any Credit Party shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Credit Party shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Credit Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing- or any corporate action is taken by any Credit Party for the purpose of effecting any of the foregoing;

      Section 10.08. ERISA. A Plan or Foreign Plan of a Consolidated Company or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates:

            (i) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan or Foreign Plan,
Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan or Foreign Plan under applicable law, the terms of such Plan or Foreign Plan or
Section 412 of the Tax Code or Section 303 of ERISA; or

            (ii) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan or Foreign Plan; or

            (iii) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan or Foreign Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

            (iv) results in a liability to a Consolidated Company under applicable law, the terms of such Plan or Foreign Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC (or any similar Person with respect to any Foreign Plan) or a Plan that could have a Materially Adverse Effect.

      Section 10.09. Judgment. A final judgment or order for the payment of damages (a) in an uninsured amount equal to $1,000,000 or more, (b) in an insured amount equal to $5,000,000 or more, or (iii) otherwise having a Materially Adverse Effect, shall be rendered against any Consolidated Company and in either case such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise).

      Section 10.10. Change in Control; A Change in Control shall occur;

      Section 10.11. Default Under Other Credit Documents. There shall exist or occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of any Credit Party, or at any time it is or becomes unlawful for any Credit Party to perform or comply with its obligations under any Credit Document or the obligations of any Credit Party under any Credit Document are not or cease to be legal, valid and binding on such Credit Party;

      Section 10.12. Default under Subordinated Debt. There shall exist or occur any "Event of Default" or comparable event as provided in documents related to the Subordinated Debt incurred pursuant to Section 8.10 or the Senior Subordination Agreement ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of any subordinated lender party thereto, or any Obligations fails to constitute "senior debt" for purposes of the Senior Subordination Agreement;

      Section 10.13. Attachments. An attachment or similar action shall be made on or taken against any of the assets of any Consolidated Company with an aggregate value of $500,000 or more";

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Administrative Agent may, and upon the written request of the Required Lenders, shall take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against the Borrowers: (i) declare the Commitments terminated, whereupon the Commitments of each Lender shall terminate immediately and any accrued Revolving Credit Commitment Fee shall forthwith become due and payable without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided, however, that if an Event of Default specified in Section 10.07 shall occur, all Commitments shall automatically terminate and all Obligations shall automatically become due and payable, without declaration, demand or notice by the Administrative Agent or any Lenders. Upon the termination of the Commitments, the Borrower shall immediately deposit cash collateral with the Issuing Banks into the Cash Collateral Account in an amount equal to the then outstanding L/C Obligations. In addition, if any Event of Default shall have occurred and be continuing, the Administrative Agent may, and upon the written request of the Required Lenders, shall exercise all remedies contained in the Collateral Documents.

                                  ARTICLE XI.

            ADMINISTRATIVE AGENT, ISSUING BANK AND SWING LINE LENDER

      Section 11.01. Appointment of Administrative Agent. Each Lender hereby designates SunTrust as Administrative Agent to administer all matters concerning the Commitments and the Loans and to act as herein specified or as specified in any other Credit Document. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees.

      Section 11.02. Appointment of Issuing Banks. Each Revolving Lender hereby designates SunTrust as the Domestic Issuing Bank to issue Domestic L/Cs, hold a Cash Collateral Account and to act as herein specified. Each Sterling Revolving Lender hereby designates SunTrust as the UK Issuing Bank to issue Foreign Currency L/Cs, hold a Cash Collateral Account and to act as herein specified. Each Revolving Lender hereby irrevocably authorizes, and each holder of any Revolving Credit Note by the acceptance of a Revolving Credit Note shall be deemed irrevocably to authorize, each Issuing Bank to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of each such Issuing Bank by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Issuing Bank may perform any of its duties hereunder by or through its agents or employees.

      Section 11.03. Appointment of Swingline Lenders. Each Domestic Revolving Lender hereby designates SunTrust as the Domestic Swingline Lender to make Domestic Swingline Loans and to act as herein specified. Each Revolving Lender hereby designates SunTrust as the UK Swingline Lender to make Sterling Swingline Loans and to act as herein specified. Each Sterling Revolving Lender hereby irrevocably authorizes, and each holder of any Revolving Credit Note by the acceptance of a Revolving Credit Note shall be deemed irrevocably to authorize, the respective Swingline Lenders to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of each such Swingline Lender by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Swingline Lender may perform any of its duties hereunder by or through its agents or employees.

      Section 11.04. Nature of Duties of Administrative Agent, Issuing Banks and Swingline Lenders. The Administrative Agent, the Issuing Banks and Swingline Lenders shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Administrative Agent, the Issuing Banks, the Swingline Lenders nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent, the Issuing Banks and Swingline Lenders shall be ministerial and administrative in nature. The Administrative Agent, the Issuing Banks and Swingline Lenders shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent, the Issuing Banks or the Swingline Lenders any obligations in respect of this Agreement or the other Credit Documents except as expressly set forth herein.

      Section 11.05. Lack of Reliance on the Administrative Agent, the Issuing Banks and the Swingline Lenders.

            (a) Independently and without reliance upon the Administrative Agent, the Issuing Banks or the Swingline Lenders, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Consolidated Companies in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Consolidated Companies, and, except as expressly provided in this Agreement, neither the Administrative Agent, the Issuing Banks nor the Swingline Lenders shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loans, the purchasing of participations in any L/C or any Swingline Loan, or at any time or times thereafter.

            (b) Neither the Administrative Agent, the Issuing Banks nor the Swingline Lenders shall be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, and the other Credit Documents, or any other documents contemplated hereby or thereby, or the financial condition of the Consolidated Companies, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, and the other Credit Documents, or the other documents contemplated hereby or thereby, or the financial condition of the Consolidated Companies, or the existence or possible existence of any Default or Event of Default.

      Section 11.06. Certain Rights of the Administrative Agent, the Issuing Banks and the Swingline Lenders. If the Administrative Agent, the Issuing Banks or the Swingline Lenders shall request instructions or consent from the Lenders or Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement where such instructions or consent are required or provided for in this Agreement, the Administrative Agent, the Issuing Banks or the Swingline Lenders, as the case may be, shall be entitled to refrain from such act or taking such act, unless and until it shall have received such instructions or consent from such Lenders; and neither the Administrative Agent, any Issuing Bank nor any Swingline Lender shall incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent, the Issuing Banks nor the Swingline Lenders, as a result of the Administrative Agent, the Issuing Banks or the Swingline Lenders acting or refraining from acting hereunder in accordance with the instructions or consent of any Lender, all Lenders or the Required Lenders where such instructions or consent are required or provided for by this Agreement. In the absence of any express provision as to instructions or consent of any or all Lenders or Required Lenders, the Administrative Agent, the Swingline Lenders and the Issuing Banks may request instructions or consent from the Required Lenders and, if so requested, shall be entitled to refrain from acting or taking such acts unless and until it shall have received such instructions or consent, shall have no liability to any Lender, and shall be fully protected in acting or refraining from acting hereunder in accordance with instructions or consent of the Required Lenders.

      Section 11.07. Reliance by Administrative Agent, Issuing Bank and the Swingline Lender. The Administrative Agent, the Issuing Banks and the Swingline Lenders shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent, the Issuing Banks and the Swingline Lenders may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      Section 11.08. Indemnification of Administrative Agent, the Issuing Banks and the Swingline Lenders.

            (a) To the extent the Administrative Agent is not reimbursed and indemnified by the Domestic Borrower, each Lender will reimburse and indemnify the Administrative Agent, ratably according to the Commitments and outstanding Loans held by each Lender, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided, that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

            (b) To the extent the Domestic Issuing Bank is not reimbursed and indemnified by the Domestic Borrower and the UK Issuing Bank is not reimbursed by the Sterling Borrower, each Domestic Revolving Lender will reimburse and indemnify the Domestic Issuing Bank and each Sterling Revolving Lender will reimburse and indemnify the Sterling Issuing Bank, ratably according to the respective Revolving Credit Commitments and outstanding Revolving Loans held by each such Revolving Lender, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Issuing Bank in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Revolving Lender shall be liable to any Issuing Bank for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank's gross negligence or willful misconduct.

            (c) To the extent the Domestic Swingline Lender is not reimbursed and indemnified by the Domestic Borrower and the UK Swingline Lender is not reimbursed and indemnified by the Sterling Borrower, each Domestic Revolving Lender will reimburse and indemnify the Domestic Swingline Lender and each Sterling Revolving Lender will reimburse and indemnify the Sterling Swingline Lender, ratably according to the respective Revolving Credit Commitments and outstanding Revolving Loans held by each such Revolving Lender, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Swingline Lender in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided, that no Revolving Lender shall be liable to any Swingline Lender for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Swingline Lender's gross negligence or willful misconduct.

      Section 11.09. The Administrative Agent, the Issuing Banks and the Swingline Lenders in Their Individual Capacities. With respect to its obligation to lend under this Agreement, the Loans made by it, the L/Cs issued by it or in which it purchases a participation, and the Notes issued to it, the Administrative Agent, the Issuing Banks and the Swingline Lenders shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent, the Issuing Banks and the Swingline Lenders in their individual capacities. The Administrative Agent, the Swingline Lenders and the Issuing Banks may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, including without limitation purchasing and holding the Subordinated Notes, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement, and otherwise without having to account for the same to the Lenders.

      Section 11.10. Holders of Notes. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

      Section 11.11. Successor Administrative Agent.

            (a) The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower Representative. Upon any such resignation, the Required Lenders shall have the right, upon five days' notice to the Borrower Representative, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then, upon five days' notice to the Borrower Representative, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $500,000,000.

            (b) Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

                                  ARTICLE XII.

                                  MISCELLANEOUS

      Section 12.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing), shall be in the English language, and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Administrative Agent and each Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answer back is received, (ii) if given by mail, five Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, (iv) if given by a reputable overnight courier service, the Business Day after such communication is delivered to such courier device for overnight delivery, or (v) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until received.

      Section 12.02. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the other Credit Documents, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders do any of the following at any time: (i) waive any of the conditions specified in Section 6.01, (ii) change any of the provisions of the definition of "Required Lenders" or any other provision of any Credit Documents specifying the number, percentage or type of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, (iii) release any Guarantor, or reduce or limit the obligations of any Guarantor under any Guaranty Agreements or otherwise limit such Guarantor's liability with respect to the Obligations owing to the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders, (iv) release any material portion of the Collateral in any transaction or series of related transactions, (v) amend this
Section 12.02 or Section 12.06, or (vi) change Section 5.10 in any manner that would alter the pro rata sharing of the payments required thereby, provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Revolving Lender, Term A Lender or Term B Lender, as the case may be, that is directly affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone the maturity of any Loan or the termination of any Commitment, (iv) postpone, waive or excuse any scheduled date for any payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, or
(iv) change the order of application of any prepayments as set forth in Section 5.08(e)(f) or (g) in any manner that adversely affects such Lender; provided, further that no amendment, waiver or consent shall, unless in writing and signed by the Issuing Banks, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Banks under this Agreement; provided, further that no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lenders, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swingline Lenders under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of Administrative Agent under this Agreement or the other Credit Documents. If any Borrower or any of its Subsidiaries sells, leases or otherwise disposes of any property that constitutes Collateral and such sale, lease or other disposition is permitted under Section 9.03, the Lien on such Collateral in favor of the Administrative Agent for the benefit of the Lenders shall be automatically released and the Administrative Agent shall, upon the reasonable request and at the expense of the Borrowers, and without the necessity of any consent of the Lenders, execute and deliver such releases, lien terminations and other documents as the Borrowers shall reasonably request to evidence the release of such Liens.

      Section 12.03. No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or any other Credit Document, and no course of dealing between any Borrower and the Administrative Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Borrower not required hereunder or any other Credit Document in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

      Section 12.04. Payment of Expenses, Etc. The Borrowers agree to:

                  (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent and the Arranger in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent), and in the case of enforcement of this Agreement or any Credit Document, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel) for any of the Lenders;

                  (ii) pay and hold each of the Administrative Agent, the Lenders, the Swingline Lenders and the Issuing Banks harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes, the L/Cs, the other Credit Documents, the Collateral and any payments due thereunder, and save the Administrative Agent, each Lender, the Swingline Lender and the Issuing Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes;

                  (iii) indemnify the Administrative Agent, the Arranger, the Issuing Banks, the Swingline Lenders, the Lenders and their respective officers, directors, employees, representatives and agents (whether or not any of them is designated a party thereto) (an "Indemnitee") from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or L/Cs or Borrowers' entering into and performing of the Agreement, the Notes or the other Credit Documents, including, without limitation, the reasonable fees and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; provided, however, the Borrowers shall not be obligated to indemnify any Indemnitee for any of the foregoing arising solely out of such Indemnitee's gross negligence or willful misconduct or solely from the breach by such Indemnitee of its obligations hereunder.

                  (iv) without limiting the indemnities set forth in subsection
(iii) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after Borrowers' ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents.

If and to the extent that the obligations of the Borrowers under this Section
12.04 are unenforceable for any reason, the Borrowers hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

      Section 12.05. Right of Setoff. In addition to and not in limitation of all rights of offset that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, upon the occurrence and during the continuance of any Event of Default and whether or not such Lender or such holder has made any demand to any Credit Party or any Borrower's obligations are matured, have the right to appropriate and apply to the payment of Borrowers' obligations hereunder and the other Credit Documents, all deposits of all Borrowers (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to the Borrowers, whether or not related to this Agreement or any transaction hereunder, and whether or not the obligations of the Borrowers under the Credit Documents are payable in the same currency as any such deposits, indebtedness or property.

      Section 12.06. Benefit of Agreement.

            (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

            (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

            (c) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments, the Loans owing to it, its participations in the L/C Obligations and the Swingline Loans, and the Notes held by it) to any Eligible Assignee; provided, however, that (i) the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower Representative must give their prior written consent to such assignment, which consents shall not be unreasonably withheld or delayed, (ii) the aggregate principal amount of the Revolving Credit Commitment or any Term A Loan assigned (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in a minimum amount of the Sterling Equivalent of $1,000,000 and in integral multiples of the Sterling Equivalent of $1,000,000, or any Term B Loan assigned (determined as of the date of the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in a minimum amount of $1,000,000 and in integral multiples of $1,000,000, (iii) such assigning Lender shall assign a proportionate share of all of its rights and obligations with respect thereto, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with Note or Notes subject to such assignment and a processing and recordation fee of $1,000 and reasonable attorney fees paid by the assigning Lender or the assignee Lender; provided, further, that the minimum amounts required in clause (ii) above shall not apply to any assignments made (x) at any time an Event of Default has occurred and is continuing, (y) by a Lender assigning the entire amount of its Revolving Credit Commitment (including its Domestic Revolving Loans, Sterling Revolving Loans, Revolving Credit Notes and its participations in any L/C Obligations and Swingline Loans) or its Term A Loans, or its Term B Loans, or
(z) by a Lender assigning any portion of its Revolving Credit Commitment (including its Revolving Loans, Revolving Credit Notes and its participations in any L/C Obligations and Swingline Loans) or its Term A Loans or its Term B Loans to one of its Affiliates or to a Person that is already a Lender under this Agreement prior to giving effect to such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Within five (5) Business Days after receipt of the notice and the Assignment and

Acceptance, each Borrower, as applicable, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Revolving Credit Commitment, Term A Loan or Term B Loan, as the case may be, assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Revolving Credit Commitment and Loans. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

            (d) Each Lender may, without the consent of, the Borrower Representative and the Administrative Agent, sell participations to one or more banks, financial institutions, insurance companies or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of any of its Commitments, its Loans and its participation in L/C Obligations and Swingline Loan and the Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank, financial institution, insurance company or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Section 5.09, 5.12 through 5.17 or Section 5.19 of this Agreement, and (iv) the Borrowers, the Borrower Representative, the Administrative Agent, the Issuing Bank, the Swingline Lender and other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Commitments, its Loans and its participation in L/C Obligations and Swingline Loans. Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to any Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of such Borrower or any other Consolidated Company.

            (e) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release any Lender from any of its obligations hereunder.

      Section 12.07. Exchange of Notes; Lost Notes. At the option of the holder of any Note, such Note may be exchanged for other Notes of the same type, of like tenor and of any denominations, and of a like aggregate principal amount, upon surrender of such Note to be exchanged at the address for notices of the Borrower Representative. Whenever any Notes are so surrendered for exchange, the Borrowers shall, at their own expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchange or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Borrowers will make and deliver a new Note, of the same type and of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

      Section 12.08. Governing Law; Submission to Jurisdiction.

            (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF GEORGIA OR IN ANY COURT OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

            (c) EACH BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

            (d) Nothing herein shall affect the right of the Administrative Agent, the Issuing Banks, the Swingline Lenders, any Lender, any holder of a Note or any Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower in any other jurisdiction.

Each Borrower hereby irrevocably designates, appoints and empowers CT Corporation System, whose present address is 1201 Peachtree Street, N.E., Atlanta, Georgia 30361, as its authorized agent to receive, for and on its behalf and its property, service of process in the State of Georgia when and as such legal actions or proceedings may be brought in the courts of the State of Georgia or of the United States of America sitting in Georgia, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to such Borrower, or upon the earliest of any other date permitted by applicable law. Each Borrower shall furnish the consent of CT Corporation System so to act to the Administrative Agent on or prior to the Original Closing Date. It is understood that a copy of said process served on such Administrative Agent will as soon as practicable be forwarded to said Borrower, at its address set forth below, but its failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of said Borrower. Each Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Each Borrower agrees that it will at all times continuously maintain an agent to receive service of process in the State of Georgia on behalf of itself and its properties and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of Georgia on its behalf, it shall promptly appoint a successor so to serve and shall advise the Administrative Agent and the Lenders thereof (and shall furnish to the Administrative Agent the consent of any successor agent so to act). Nothing in this Section 12.08 shall affect the right of the Administrative Agent or any Lender to bring proceedings against any Borrower in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

      Section 12.09. Independent Nature of Lenders' Rights. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

      Section 12.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      Section 12.11. Survival. The obligations of the Borrowers under Sections
5.12 through 5.16, 5.18, 5.19, 5.09(b) and 12.04 hereof shall survive the payment in full of the Notes and the Term A Loan Maturity Date and Term B Loan Maturity Date. All representations and warranties made herein and in the other Credit Documents, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Credit Documents, the making of the Loans and the issuance of the L/Cs and shall continue until the Notes are paid in full and the Commitments are terminated.

      Section 12.12. Severability. In case any provision in or obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      Section 12.13. Independence of Covenants. All covenants hereunder and under the other Credit Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

      Section 12.14. Change in Accounting Principles, Fiscal Year or Tax Laws. If (i) any preparation of the financial statements referred to in Section 8.07 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement,
(ii) there is any change in the Domestic Borrower's Fiscal Month, Fiscal Quarter or Fiscal Year, or (iii) there is a material change in United States or the United Kingdom tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, the parties agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

      Section 12.15. Headings Descriptive; Entire Agreement. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters

      Section 12.16. Maximum Interest Rate. Nothing contained in this Agreement or any Note shall require the Borrowers to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable to any Lender for any period would exceed the Maximum Permissible Rate, such interest shall be reduced automatically to the maximum amount that would not exceed the Maximum Permissible Rate, and interest payable to any Lender for any subsequent period, to the extent less than the Maximum Permissible Rate, shall, to that extent, be increased by the aggregate amount of all such reductions.

      Section 12.17. Judgment Currency.

            (a) The Credit Parties' obligations hereunder and the other Credit Documents to make payments in a particular currency as the case may be (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery actually results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Borrower or other Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, and the currency equivalent determined, in each case, as on the day immediately preceding the day on which the judgment is given (such Business Day being hereafter referred to as the "Judgment Currency Conversion Date").

            (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Credit Parties covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange quoted by the Administrative Agent at its prevailing rate for such currency exchange on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

            (c) For purposes of determining the currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

      Section 12.18. Dollar Equivalent Computations. Unless otherwise provided herein, to the extent that the determination of compliance with any requirement of this Agreement requires the conversion to US Dollars of foreign currency amounts, such US Dollar amount shall be computed using the Dollar Equivalent of the amount of such foreign currency at the time such item is to be calculated or is to be or was incurred, created or suffered or permitted to exist, or assumed or transferred or sold for purposes of this Agreement (except if such item was incurred, created or assumed, or suffered or permitted to exist or transferred or sold prior to the Original Closing Date, such conversion shall be made based on the Dollar Equivalent of the amounts of such foreign currency at the date hereof).

      Section 12.19. Sterling Equivalent Computations. Unless otherwise provided herein, to the extent that the determination of compliance with any requirement of this Agreement requires the conversion to Sterling of US Dollar amounts, such Sterling amount shall be computed using the Sterling Equivalent of the amount of US Dollars at the time such item is to be calculated or is to be or was incurred, created or suffered or permitted to exist, or assumed or transferred or sold for purposes of this Agreement (except if such item was incurred, created or assumed, or suffered or permitted to exist or transferred or sold prior to the Original Closing Date, such conversion shall be made based on the Sterling Equivalent of the amounts of such US Dollars at the date hereof).

      Section 12.20. Market Disruption. Notwithstanding the satisfaction of all conditions referred to in this Article 12 with respect to any Loans in Sterling, if there shall occur on or prior to the date of any such Loan any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or any Lender make it impracticable for the Loans to be denominated in Sterling, then the Administrative Agent shall forthwith give notice thereof to Borrowers and the Lenders, and such Sterling Loans shall not be denominated in Sterling but shall be made in Dollars, in an aggregate principal amount equal to the Dollar Equivalent of the aggregate principal amount specified in the related Borrowing Notice, as Revolving Loans, unless the applicable Borrower notifies the Administrative Agent at least one
(1) Business Day before such date that it elects not to borrow on such date and in an aggregate principal amount equal to the Dollar Equivalent of the aggregate principal amount specified in the related Borrowing Notice.

                        [Signatures appear on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Address for Notices:                    CATALINA LIGHTING, INC.,
                                        as a Borrower
18191 N.W. 68th  Avenue
Miami, Florida 33015
Attention:                              By:    /s/ David W. Sasnett
Telecopier: 305/556-4590                   -------------------------------------
                                            Name:  David W. Sasnett
                                            Title: Chief Financial Officer


Address for Notices:                    CATALINA INTERNATIONAL LIMITED,
                                        formerly known as CATALINA
18191 N.W. 68th  Avenue                 INTERNATIONAL PLC, as a Borrower
Miami, Florida 33015
Attention:
Telecopier: 305/556-4590                By:    /s/ Robert Hersh
                                           -------------------------------------
                                             Name:  Robert Hersh
                                             Title: Director


Address for Notices:                    RING LIMITED (formerly known as Ring
                                        PLC), as a Borrower
18191 N.W. 68th  Avenue
Miami, Florida 33015
Attention:                              By:    /s/ Robert Hersh
Telecopier: 305/556-4590                   -------------------------------------
                                             Name:  Robert Hersh
                                             Title: Director

Address for Notices:                    SUNTRUST BANK,
                                        as Administrative Agent, as Domestic
                                        Issuing Bank, as Domestic Swingline
                                        Lender, as UK Issuing Bank, as UK
                                        Swingline Lender, and as a Lender

SunTrust Bank
501 East Las Olas Blvd.
7th Floor
Ft. Lauderdale, FL 33301                By: /s/ W. David Wisdom
Attention: Stephen Derby                    ------------------------------------
Telecopier: (954) 765-7240                  Name:  w. David Wisdom
                                                  ------------------------------
Administrative Agent's Payment Office:      Title: Vice President
                                                  ------------------------------
303 Peachtree Street
SunTrust Plaza, 25th Floor
Atlanta, GA 30308
Attention: Laura Harrison

Lending Office:

303 Peachtree Street
SunTrust Plaza, 25th Floor
Atlanta, GA 30308
Attention: Laura Harrison

LIBOR Lending Office:

303 Peachtree Street
SunTrust Plaza, 25th Floor
Atlanta, Georgia 30308
Attention: Laura Harrison

Sterling Lending Office

303 Peachtree Street
SunTrust Plaza, 25th Floor
Atlanta, Georgia 30308
Attention: Laura Harrison

Sterling Payment Office

Barclays Bank PLC (SWIFT Code BARCGB22)
54 Lombard Street
London, EC4N 8JA England
Sort Code: 20-32-53
For the account of: SunTrust Bank
Acct. No. 30847747

                                                       COMMITMENT
                                                         AMOUNT
                                                       ----------

REVOLVING CREDIT COMMITMENT, MADE UP                  US $12,500,000
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                    US $700,000

STERLING REVOLVING CREDIT COMMITMENT             The Sterling Equivalent of
                                                       US $11,800,000

TERM A LOAN COMMITMENT                           (pound) 4,139,346.97 (the
                                                 Sterling Equivalent of  US
                                                  $5,836,479.23) as of July
                                                          17, 2001

TERM B LOAN COMMITMENT                                    U.S. $0

Address for Notices:                    REPUBLIC BANK, as a Lender

28050 US Highway 19 North
Clearwater, Florida 33761
Attn: Brigitta Lawton
Facsimile: (727) 791-2249, ext. 6231    By:    /s/ Brigitta Lawton
                                           -------------------------------------
                                        Name:  Brigitta Lawton
                                        Title: Senior Vice President

                                                           COMMITMENT
                                                             AMOUNT
                                                           ----------

REVOLVING CREDIT COMMITMENT, MADE UP                    US $5,250,000.00
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                    US $2,496,666.66

STERLING REVOLVING CREDIT COMMITMENT               The Sterling Equivalent of
                                                        US $2,753,333.34

TERM A LOAN COMMITMENT                          (pound) 965,847.63 (the Sterling
                                                        Equivalent of  US
                                                    $1,361,845.15) as of July
                                                             17, 2001

TERM B LOAN COMMITMENT                                 U.S. $1,458,333.33

Address for Notices:                         BANK UNITED FSB, as a Lender

255 Alhambra Circle
Coral Gables, FL 33134
Attn: Roberto Pelaez, Senior Vice President
Facsimile: (305) 569-3456                    By:    /s/ Roberto Pelaez
                                                --------------------------------
                                             Name:  Roberto Pelaez
                                             Title: Senior Vice President

                                                           COMMITMENT
                                                             AMOUNT
                                                           ----------

REVOLVING CREDIT COMMITMENT, MADE UP                    US $5,250,000.00
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                    US $2,496,666.66

STERLING REVOLVING CREDIT COMMITMENT               The Sterling Equivalent of
                                                        US $2,753,333.34

TERM A LOAN COMMITMENT                          (pound) 965,847.63 (the Sterling
                                                        Equivalent of  US
                                                    $1,361,845.15) as of July
                                                             17, 2001

TERM B LOAN COMMITMENT                                 U.S. $1,458,333.33

Address for Notices:                    DRESDNER BANK LATEINAMERIKA,
                                        AG, MIAMI AGENCY, as a Lender
801 Brickell Avenue
Miami, FL 33131
Attn: Alan Hills, Vice President        By:    /s/ Alan Hills
Facsimile: (305) 810-4059                  -------------------------------------
                                        Name:  Alan Hills
                                        Title: Vice President

                                        By: /s/ Frank Huthnance
                                           -------------------------------------
                                        Name:  Frank Huthnance
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                                           COMMITMENT
                                                             AMOUNT
                                                           ----------

REVOLVING CREDIT COMMITMENT, MADE UP                    US $4,285,714.29
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                    US $4,285,714.29

STERLING REVOLVING CREDIT COMMITMENT                The Sterling Equivalent of
                                                              US $0

TERM A LOAN COMMITMENT                               (pound) 0 (the Sterling
                                                       Equivalent of  US $0)

TERM B LOAN COMMITMENT                                  U.S. $2,678,571.43

Address for Notices:                            HAMILTON BANK, N.A., as a Lender
3750 N.W. 87th Avenue
Miami, FL 33178
Attn: Hector F. Ramirez, Senior Vice President  By:    /s/ Hector F. Ramirez
Facsimile: (305) 436-5426                          -----------------------------
                                                Name:  Hector F. Ramirez
                                                Title: Senior Vice President

                                                           COMMITMENT
                                                             AMOUNT
                                                           ----------

REVOLVING CREDIT COMMITMENT, MADE UP                    US $6,000,000.00
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                    US $2,853,333.34

STERLING REVOLVING CREDIT COMMITMENT               The Sterling Equivalent of
                                                        US $3,146,666.66

TERM A LOAN COMMITMENT                              (pound) 1,103,825.86 (the
                                                   Sterling Equivalent of  US
                                                    $1,556,394.46) as of July
                                                             17, 2001

TERM B LOAN COMMITMENT                                 U.S. $1,666,666.67

Address for Notices:                    LASALLE BANK NATIONAL
                                        ASSOCIATION, as a Lender
200 South Biscayne Boulevard
22nd Floor
Miami, FL 33131                         By:    /s/ Roger N. Arsham
Attn: Roger N. Arsham, Vice President      -------------------------------------
Facsimile: (305) 577-0825               Name:  Roger N. Arsham
                                        Title: Vice President


                                                            COMMITMENT
                                                              AMOUNT
                                                            ----------

REVOLVING CREDIT COMMITMENT, MADE UP                     US $6,000,000.00
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                     US $2,853,333.34

STERLING REVOLVING CREDIT COMMITMENT                The Sterling Equivalent of
                                                         US $3,146,666.66

TERM A LOAN COMMITMENT                              (pound) 1,103,825.86 (the
                                                    Sterling Equivalent of  US
                                                    $1,556,394.46) as of July
                                                             17, 2001

TERM B LOAN COMMITMENT                                  U.S. $1,666,666.67

Address for Notices:                    UNION PLANTERS BANK, N.A., as a
                                        Lender
1489 West Palmetto Park Road
3rd Floor
Boca Raton, FL 33486                    By:    /s/ Gus Varona
Attn: Gus Varona, Vice President           -------------------------------------
Facsimile: (561) 361-5632               Name:  Gus Varona
                                        Title: Vice President

                                                           COMMITMENT
                                                             AMOUNT
                                                           ----------

REVOLVING CREDIT COMMITMENT, MADE UP                    US $5,714,285.71
OF:

DOMESTIC REVOLVING CREDIT COMMITMENT                    US $5,714,285.71

STERLING REVOLVING CREDIT COMMITMENT               The Sterling Equivalent of
                                                              US $0

TERM A LOAN COMMITMENT                               (pound) 0 (the Sterling
                                                      Equivalent of  US $0)

TERM B LOAN COMMITMENT                                  U.S. $3,571,428.58

                           ACKNOWLEDGMENT AND CONSENT
                          HOLDINGS BORROWER GUARANTOR

            The undersigned hereby acknowledges receipt of a copy of the foregoing Third Amended and Restated Revolving Credit and Term Loan Agreement (the "Amendment"; capitalized terms used herein and not defined herein shall have the meanings given to them in the Amendment), consents to the terms and provisions set forth therein, and agrees that the Holdings Borrower Guaranty, dated as of July 18, 2000, as amended and supplemented through the date hereof (the "Holdings Borrower Guaranty") made by the undersigned, in favor of the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the U.K. Issuing Bank and the U.K. Swingline Lender, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the foregoing Amendment. The undersigned further acknowledges and agrees that, upon effectiveness of the foregoing Amendment and from and after the date thereof, each reference in the Credit Agreement and all of the Credit Documents shall mean and be a reference to the Credit Agreement and all other Credit Documents as amended by the Amendment.

                                        CATALINA INTERNATIONAL LIMITED,
                                        formerly known as CATALINA INTERNATIONAL
                                        PLC, as  Holdings Borrower Guarantor


                                        By:    /s/ Robert Hersh
                                           -------------------------------------
                                        Name:  Robert Hersh
                                        Title: Director

                           ACKNOWLEDGMENT AND CONSENT
                         DOMESTIC SUBSIDIARY GUARANTORS

            The undersigned hereby acknowledges receipt of a copy of the foregoing Third Amended and Restated Revolving Credit and Term Loan Agreement (the "Amendment"; capitalized terms used herein and not defined herein shall have the meanings given to them in the Amendment), consents to the terms and provisions set forth therein, and agrees that the Domestic Subsidiary Guaranty, dated as of July 18, 2000, as amended and supplemented through the date hereof (the "Domestic Subsidiary Guaranty") made by the undersigned, in favor of the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the U.K. Issuing Bank and the U.K. Swingline Lender, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the foregoing Amendment. The undersigned further acknowledges and agrees that, upon effectiveness of the foregoing Amendment and from and after the date thereof, each reference in the Credit Agreement and all of the Credit Documents shall mean and be a reference to the Credit Agreement and all other Credit Documents as amended by the Amendment.

                                        EACH OF THE SUBSIDIARIES OF THE
                                        DOMESTIC BORROWER LISTED ON
                                        SCHEDULE 1 HERETO, as the Subsidiary
                                        Guarantors

                                        By:    /s/ David W. Sasnett
                                           -------------------------------------
                                        Name:  David W. Sasnett
                                        Title: Chief Financial Officer


                                        CATALINA ADMINISTRATIVE CORPORATION,
                                        as a Subsidiary Guarantor

                                        By:    /s/ Robert Hersh
                                           -------------------------------------
                                        Name:  Robert Hersh
                                        Title: President

                                   SCHEDULE 1

                             SUBSIDIARY GUARANTORS

ANGEL STATION, INC., a Florida corporation
CATALINA INDUSTRIES, INC. , a Florida corporation
CATALINA REAL ESTATE TRUST, INC., a Florida corporation
MERIDIAN LAMPS, INC., a Florida corporation
CATALINA LIGHTING ARGENTINA, INC., a Florida corporation
CATALINA MERCHANDISING, INC., a Florida corporation

                                 SCHEDULE 3.01

                       TERM A LOAN AMORTIZATION SCHEDULE

                          To Begin September 30, 2001

Term Loan A:

                     Original Advance             (pound) 9,934,432.74

September 30, 2001- September 30-2002             (pound) 70,921.99

December 31, 2002 - September 30-2003             (pound) 265,957.45

December 31, 2003                                 (pound) 6,860,254.22

SCHEDULE 4.01

                          To Begin September 30, 2001

Term Loan B Amortization Schedule:

September 30, 2001- September 30-2002              $100,000

December 31, 2002 - September 30-2003              $375,000

December 31, 2003                                  $10,500,000

                                 SCHEDULE 5.08

                  US$ Benchmark                   $15,000,000.00

                        Quarterly Payment     Annual Amount       Loan Balance
                        -----------------     -------------       ------------

Quarters 1-4                $625,000.00       $2,500,000.00      $12,500,000.00

Quarters 5-9                $100,000.00         $400,000.00      $12,100,000.00

Quarters 9-13               $375,000.00        $1,500,000.00     $10,600,000.00

Quarter 14                $10,600,000.00      $10,600,000.00          $0.00